                                 June 30, 2001

                         ANNUAL REPORT TO SHAREHOLDERS
                                       OF
                                     FIRST
                                     FUNDS

                       DISCIPLINE, CONSISTENCY, PATIENCE

                                     [PHOTO]

                             [FIRST TENNESSEE LOGO]

LETTER FROM THE CHAIRMAN

Dear Shareholders:

Over the past 12 months, the success of First Funds has been reported on both a national and regional level as publications continue to recognize and report on the fund family. On the national scene, First Funds appeared in the following magazines: Mutual Funds Magazine, Money, Bloomberg Personal Finance, and Ticker. Throughout the year, regular listings have appeared in the Investor's Business Daily newspaper.

Articles in regional newspapers included coverage in the Boston Herald, the Commercial Appeal (Memphis), the Chattanooga Times Free Press, and the Memphis Business Journal. In the media, regular appearances by our portfolio managers on the Memphis WMC-AM radio show "One for the Money" also took place during the last 12 months.

Aside from the media attention, other financial institutions have judged our mutual funds in a favorable light. Morningstar Rating(TM) Information for our shareholders is readily available. Don't hesitate to view the portfolios' monthly ratings on www.FirstFunds.com. You can also gather this information and more by requesting our quarterly fact sheets. Call us today at 1-800-442-1941, option 1.

As you know, investor patience was put to the test as paper losses on equity investments took their toll on the investing public. Fortunately, the fixed income markets performed well over the period and all of the First Funds portfolios continued to demonstrate the Discipline, Consistency, Patience(R) necessary to navigate such a challenging financial marketplace.

During the second half of last year, the once rapidly expanding economy showed signs of a slowdown. The prolonged election decision increased the uncertainty about the state of the nation and then the Federal Reserve unexpectedly cut interest rates at the beginning of the New Year in an effort to increase access to capital. Further reports showed signs of weakness. Consumer spending, employment, and manufacturing figures were negative. With inflation tame, the Fed cut rates an additional five times during the first half of 2001.

Against this economic backdrop, corporate earnings were bleak. Consistent downward earnings revisions and poor earnings reports came out in the third quarter of last year and the pattern had continued during 2001.

This is our first report with a bear equity market. Losses in the stock market have been significant as demonstrated by the drop in the technology-heavy NASDAQ which lost 45.43% during the past 12 months. The broad-based and large company S&P 500 Index lost 15.82% in the same period. The market losses have affected consumer spending and perhaps the tax cuts enacted by President Bush coupled with the easing of monetary policy will reinvigorate the economy.

Learn more by reading the details from the portfolio managers, the holdings of the portfolios, the financial highlights, and the performance results. We encourage you to take this opportunity to assess your investments and examine the entire First Funds Family of Mutual Funds. After reviewing this report, you may want to discuss your personal financial situation with someone. We recommend that you contact your investment professional or call us to find an investment professional to contact you.

Thank you for investing with First Funds.

Sincerely,

/s/ RICHARD C. RANTZOW

Richard C. Rantzow
Chairman, Board of Trustees

                                   FIRST FUNDS

         o        Are NOT insured by the FDIC or any other governmental agency.

         o Are NOT bank deposits or other obligations of or guaranteed by First Tennessee Bank National Association or any of its affiliates.

         o Involve investment risks, including the possible loss of the principal amount invested.

FIRST FUNDS GROWTH & INCOME PORTFOLIO

      [PHOTO]     GROWTH & INCOME PORTFOLIO MANAGERS

                  EDWARD GOLDSTEIN AND DAVID THOMPSON, CFA

                  Mr. Goldstein is Executive Vice President of Memphis, Tennessee-based Highland Capital Management Corp., sub-adviser to the Portfolio. After graduating from Boston University in 1971, he went on to receive his MBA from Columbia University in 1976. Joining Goldman, Sachs & Company in New York in 1976, he became a vice president in the international department with responsibility for Japan, the Middle East and Latin America. Mr. Goldstein joined Highland Capital in 1989, and has been a portfolio manager for the Portfolio since 1994.

                  Mr. Thompson is Senior Vice President with Highland Capital Management Corp. and is a Chartered Financial Analyst. After
graduating from the University of Mississippi in 1981, he worked as an analyst for Gulf Oil for three years, then went on to receive his MBA from the University of North Carolina in 1986. With nine years of experience managing both individual and institutional investment portfolios at major regional banks, Mr. Thompson joined Highland Capital's equity team in 1995.

YEAR IN REVIEW

PERFORMANCE REVIEW

     For the year ended June 30, 2001, the First Funds Growth & Income Portfolio Class I, II, III, and IV returned -0.70%, -6.66%, -2.65%, and -6.57%
respectively, net of fees and sales charges, versus a return of -14.83% for the S&P500.

Market Review

     The 12 months ended June 30, 2001, were a sobering period for equity investors, as the equity markets surrendered much of the gains that were captured in 1999 and early 2000. A slowing economy, weaker corporate earnings, and rising energy prices led the market into solid bear territory.

     As the reporting period began, there was evidence that the economic slowdown would impact corporate profits. Bellwether technology stocks such as Nokia and Intel warned investors that their earnings would be below market expectations. In fact, the technology sector was the first to feel the brunt of the weaker economy, and the NASDAQ Composite Index fell 7.3% in the third quarter of 2000. The index lost value in the fourth quarter as well. A tightly contested presidential election, major downward earnings revisions, and lower capital spending all contributed to a staggering 30.7% decline for the NASDAQ Index between October and December, and a falloff of 7.8% for the broad-based S&P 500 Index.

     The first quarter of 2001 started strongly as investors cheered the Federal Reserve's attempt to stimulate economic growth by lowering interest rates. The euphoria quickly subsided, however, when investors

COMPARISON OF CHANGE IN VALUE OF A $750,000 INVESTMENT IN THE FIRST FUNDS GROWTH & INCOME PORTFOLIO (CLASS I) AND THE S&P 500.

                                     [CHART]

Please note: Class I inception is August 2, 1993. Minimum investment for Class I is $750,000. Past performance is not predictive of future results.* Does not reflect the effect of taxes.

FIRST FUNDS GROWTH & INCOME PORTFOLIO

perceived that the economy was continuing to lose steam. The weakness that had plagued the NASDAQ in general and technology in particular quickly spread to other sectors of the market. The S&P500 declined by 11.9% between January and March.

     In the second quarter of 2001, investors got a respite as the S&P500 posted a gain of 5.8%. Although corporate earnings hadn't improved, there were early indications that the Federal Reserve's policy of cutting interest rates along with falling energy prices were taking some pressure off businesses.

PORTFOLIO UPDATE

     During the period, the Portfolio had an above-average weighting in the financial and healthcare sectors, areas that performed well in the last half of 2000 but have trailed the market in 2001. Nonetheless, we maintain our emphasis on these sectors.

     We expect major pharmaceuticals companies to produce relatively good earnings gains in 2001. In spite of recent weakness, we continue to believe that pharmaceuticals offer the highest quality of earnings in the market, a fact that should draw investors back as the year progresses.

     Financials have suffered from investor concerns that the weak economy would translate into more defaults for the banking sector. However, financial stocks typically do well in a period of Federal Reserve easing. With the Fed now having cut rates on six occasions since January, we expect the financial sector to post strong results.

     Throughout most of 2000, the Portfolio was underweighted in the technology sector, which helped its performance. We began adding to our technology investments late in 2000 and, as of this writing, the Portfolio has an average weighting in this group. The new technology holdings include industry leaders Microsoft Corp. and Cisco Systems, Inc.

CURRENT STRATEGY AND OUTLOOK

     Over the past year, it is evident that the time-tested fundamentals are most important forselecting stocks. Earnings matter. Valuation matters. And diversification matters. We have always invested your money based on these fundamental ideas and believe it is to everyone's advantage that the market is returning to this more rational approach.

     We also believe that the bottom of this market correction is behind us. We expect the economy and earnings to improve, although the progress will be slow. The third quarter of 2001 should be the low point for earnings for this business cycle. Our expectation is that corporate profits will rise in 2002, but the increase will be in the 6% - 8% range.

                     INVESTMENT PROFILE AS OF JUNE 30, 2001

Money Market Mutual Funds                8.5%
Finance & Insurance                     23.0%
Healthcare                              17.7%
Telecommunications                       5.0%
Technology                              19.8%
Consumer Staples                        13.8%
Energy                                   3.2%
Capital Goods                            2.4%
Consumer Cyclicals                       6.6%


     As a final thought, we'd like to review how equity markets have performed when the Fed aggressively trimmed interest rates. Since 1970 there have been five occasions when the Fed cut rates five times in succession. In each case, the equity market delivered gains over the coming 12 months. Thus, we believe that the direction for the market over the next year will be up, and as it advances, we will continue to look for investments that represent attractive growth at reasonable valuations.

              Cumulative          Average Annual
            Total Return*          Total Return*
                SINCE                             SINCE
              INCEPTION     1 YEAR      5 YEAR  INCEPTION

CLASS I        279.77%      (0.70)%     18.16%    18.36%
CLASS II       252.42%      (6.66)%     16.45%    17.25%
CLASS III      249.30%      (2.65)%     16.94%    17.12%
CLASS IV       248.69%      (6.57)%     16.68%    17.09%
S&P 500        216.58%     (14.83)%     14.48%    15.67%

*Total Returns are for the period ended 6/30/2001 and reflect reinvestment of all dividends, capital gains distributions, all fee waivers in effect, and any expense reimbursements. Without the fee waivers and expense reimbursements, the Total Return figures would have been lower. Portfolio inception date is 8/2/1993. On 12/9/1993, the Portfolio commenced sales of Class III shares, which include a .75% distribution fee and a .25% shareholder services fee. Performance information prior to 12/9/1993 for Class III shares is based on the performance of Class I shares and does not reflect the effects of these fees, which, if included, would lower Class III performance. Quotation of Class III performance reflects a 1% Deferred Sales Load applied to redemptions made during the first year after purchase. Without this load, the figures quoted would have been (12.13)% for 1 Year. The Portfolio commenced sales of Class II shares on 12/20/1995, which include a .25% shareholder services fee. Class II performance shown is based on a maximum 5.75% initial sales charge. Performance information for Class II shares prior to their inception date is based on the performance of Class I shares and does not reflect the effects of these fees which, if included, would lower Class II performance. The Portfolio commenced sales of Class IV shares on 8/3/1999. These shares include a 1.00% distribution fee. Performance information for Class IV shares prior to their inception reflect applicable Class III and Class I performance data. Class IV performance shown is net of CDSC. Class IV shares of the Portfolio are subject to a 5.00% CDSC which declines to 0.00% for shares held up to six years. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

FIRST FUNDS CAPITAL APPRECIATION PORTFOLIO

                         THE ANALYSTS-PORTFOLIO MANAGERS HAVE A TOTAL
                            OF 120 YEARS OF INVESTMENT EXPERIENCE.

                 Seated (L-R):
     [PHOTO] LORI P. WACHS - Analyst-Portfolio Manager - Consumer & Retail STEVEN T. LAMPE - Analyst-Portfolio Manager - Business & Financial Services

                 Standing (L-R):
                 JOHN A. HEFFERN - Analyst-Portfolio Manager - Business & Financial Services
                 JEFFREY W. HYNOSKI - Analyst-Portfolio Manager - Technology Gerald S. Frey - Analyst-Senior Portfolio Manager - Technology & Healthcare
                 MARSHALL T. BASSETT - Analyst-Portfolio Manager - Consumer & Retail

Not Pictured:
FRANCIS J. HOUGHTON, JR.- Analyst-Senior Portfolio Manager - Healthcare STEVEN G. CATRICKS - Analyst/Portfolio Manager - Technology
DONALD W. SMITH - Research Analyst - Business & Financial Services BARRY S. GLADSTEIN - Analyst-Portfolio Manager - Quantitative Analysis

YEAR IN REVIEW

PERFORMANCE REVIEW

     For the year ended June 30, 2001, the Capital Appreciation Portfolio returned -10.93%, -16.30%, -13.01% and -16.40% for Class I, II, III, and IV
shares, respectively, net of fees and sales charges. The Russell 2000 Growth Index returned -23.26% over the same period.

MARKET REVIEW

     The fiscal year that ended June 30, 2001, saw significant declines in stock prices as many companies experienced the impact of a slowing economy. While most major equity indices posted negative returns for the period, growth stocks were particularly hard hit as investors reassessed their methods of valuing growth stocks. During the year, the NASDAQ Composite Index suffered two of its worst quarters of all time and lost over 45% of its value. The Russell 2000 Growth Index was down as well, posting a -23% return.

PORTFOLIO UPDATE

     The primary catalyst for the negative returns for the Portfolio and the benchmark Russell 2000 Growth Index was the poor performance of technology-related stocks. During the year, stocks in the technology sector of the index lost nearly 50% of their value. However, because the Portfolio was underweighted in technology stocks (i.e., had a smaller investment in technology as a percentage of total assets), the impact on the Portfolio was not as great.

COMPARISON OF CHANGE IN VALUE OF A $750,000 INVESTMENT IN THE FIRST FUNDS CAPITAL APPRECIATION PORTFOLIO (CLASS I) AND THE RUSSELL 2000 GROWTH INDEX.

                                     [CHART]

Please note: Class I inception is September 2, 1997. Minimum investment for Class I is $750,000. Past performance is not predictive of future results.* Does not reflect the effect of taxes.

FIRST FUNDS CAPITAL APPRECIATION PORTFOLIO

     Within the technology sector, the declines were almost universal, with software and hardware companies alike experiencing sharp price drops. Among the Portfolio's individual holdings, Tut Systems, Synquest and Exchange Applications were some of the worst-performing stocks, as each company suffered a slowdown in its growth rates. Based on this change in business conditions, we have divested these stocks.

     Financial and consumer-oriented stocks were the best-performing issues during the reporting period. Aided by the Federal Reserve's six interest rate cuts since January and by growing mergers-and-acquisitions activity, financial stocks delivered an average total return of 77% over the 12-month period. Doral Financial Corp. was the best-performing financial stock in the Portfolio, with a one-year return in excess of 200%. Doral provides selected consumer financial services through mortgage-banking and thrift operating units in Puerto Rico and southern Florida.

     Among the other strong-performing financial issues were several insurance stocks. The reason: The industry was able to implement price increases during the past year, particularly in the property and casualty markets. Among consumer stocks, Krispy Kreme Doughnuts, Inc. was one of the top performers, as the company successfully executed its growth plans. During 2001, it plans to add 34 new stores to its 140+ outlets in 27 states. Plans for 2002 and later call for more than 100 new stores.

CURRENT STRATEGY AND OUTLOOK

     With the new fiscal year upon us, the overall environment for growth stocks appears to be improving. The Federal Reserve interest rate cuts -reductions totaling 2.75% since January- may ultimately be successful in preventing the severe recession that the markets were predicting in late 2000 and early 2001. Looking forward, we feel that the majority of the damage to growth stocks is past, but the return to prior years' substantial total returns will not be immediate, since many companies will still feel the effects of the recent economic slowdown.

     Currently, the Portfolio is conservatively positioned with a higher weighting than the benchmark Russell 2000 Growth Index in more defensive financial and consumer issues. Longer term, however, we feel that technology still represents the greatest opportunity for sizable investment gains. In keeping with this viewpoint, we will continue to hold those technology companies that are industry leaders and should be the earliest beneficiaries of a change in market sentiment. We also will look for selected opportunities to add to our technology holdings.

                     INVESTMENT PROFILE AS OF JUNE 30, 2001

Capital Goods                                 0.4%
Financial                                    27.7%
Consumer Non-Cyclicals                        1.5%
Technology                                   24.6%
Consumer Cyclicals                           17.1%
Healthcare                                   14.4%
Transportation                                1.8%
Services                                      6.3%
U.S. Gov't & Agency Obligations               6.2%



                      Cumulative           Average Annual
                     Total Return*          Total Return*

                         SINCE                         SINCE
                       INCEPTION         1 YEAR      INCEPTION
CLASS I                  32.13%         (10.93)%       7.55%
CLASS II                 16.84%         (16.30)%       4.24%
CLASS III                20.21%         (13.01)%       5.04%
CLASS IV                 18.62%         (16.40)%       4.66%
RUSSELL 2000             11.58%         (23.26)%       2.91%
GROWTH INDEX

*Total Returns are for the period ended 6/30/2001 and reflect reinvestment of all dividends, capital gains distributions, all fee waivers in effect and any expense reimbursements. Without the fee waivers and expense reimbursements, the Total Return figures would have been lower. Class I inception date is 9/2/1997. The Portfolio commenced sales of Class II shares on 10/2/1997. These shares include a .25% shareholder services fee. Class II performance shown is based on a maximum 5.75% initial sales charge. On 10/2/1997, the Portfolio commenced sales of Class III shares, which include a .75% distribution fee and a .25% shareholder services fee. Quotation of Class III performance reflects a 1% Deferred Sales Load applied to redemptions made during the first year after purchase. Without this load, the figures quoted would have been (12.13)% for 1 Year. The Portfolio commenced sales of Class IV shares on 8/3/1999. These shares include a 1.00% distribution fee. Class IV shares of Capital Appreciation prior to their inception reflect applicable Class III performance data. Class IV performance shown is net of CDSC. Class IV shares of the Portfolio are subject to a 5.00% CDSC which declines to 0.00% for shares held up to six years. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

FIRST FUNDS BOND PORTFOLIO

      [PHOTO]     BOND PORTFOLIO MANAGERS
                  JAMES TURNER AND STEVEN WISHNIA

                  Mr. Turner is Senior Vice President with Highland Capital Management Corp., the sub-adviser to the Portfolio. A1959 graduate of the U.S. Military Academy, he received a master's of science degree from Stanford University in 1964. Mr. Turner was a vice president in the Trust Investment Department of FirsTier Bank, N.A. in Omaha, Nebraska, from 1979 through 1986. In 1986 he joined First Tennessee Investment Management, and was part of that group's merger with Highland Capital in 1994. He has managed/co-managed the Portfolio since 1993.

                  Mr. Wishnia is President of Highland Capital Management Corp. A1972 graduate of Pace University, Mr. Wishnia was Treasurer of S.G. Securities, a closed-end fund in Boston, MA from 1973 to 1975, prior to joining Highland Investment Corporation, the predecessor firm to Highland Capital. Mr. Wishnia was a co-founder of Highland Capital in 1987; he has co-managed the Portfolio since 1994.

YEAR IN REVIEW

PERFORMANCE REVIEW

     For the year ended June 30, 2001, Class I, II, and III shares of the First Funds Bond Portfolio, returned 11.40%, 6.96%, and 9.36% respectively, net of fees and sales charges, versus a return of 11.14% for the Lehman Brothers Government/Credit Index.

MARKET REVIEW

     Interest rates declined -in some cases, quite rapidly-during the year ended June 30, 2001. For example, Treasury yields fell 2.19%, 0.71%, and 0.21% for 2-, 10-, and 30-year maturities, respectively. In the first half of the year, the economy decelerated from an average annual growth rate of 5% to 1.6%. Responding to this, investors anticipated lower inflation and expected the Federal Reserve to lower short-term interest rates in order to prevent the economy from falling into a recession. Investors interpreted this as positive for the market and bid up the price of bonds accordingly.

     As foreseen, the Fed began to trim key short-term rates early in January, but cut them more aggressively than had been anticipated. The market then feared that the rapid pace of Fed easing could generate a stronger rebound in the economy than desirable. This prompted new concerns about upward pressure on inflation, resulting in modestly higher yields in longer-maturity issues. Specifically, 10- and 30-year maturities rose by 0.41% and 0.21%, respectively, causing the bond market overall to give up a small portion of its earlier price gains.


COMPARISON OF CHANGE IN VALUE OF A $750,000 INVESTMENT IN THE FIRST FUNDS BOND PORTFOLIO (CLASS I) AND THE LEHMAN BROTHERS GOVERNMENT/CREDIT INDEX.

                                     [CHART]

Please note: Class I inception is August 2, 1993. Minimum investment for Class I is $750,000. Past performance is not predictive of future results.* Does not reflect the effect of taxes.

FIRST FUNDS BOND PORTFOLIO

     During the last six months of 2000, agencies gained the most, advancing 8.30%, followed by Treasuries at 7.73% and corporate bonds at 6.23%. Corporate bonds lagged because the rapid economic decline suggested that corporate earnings could be at risk. This, in turn, could impair companies' ability to pay bond interest.

     This all changed in the first half of 2001, after the Fed embarked upon its aggressive easing. By the end of June, the Fed had dropped short-term rates 2.75%, from 6.5% to 3.75%. The market assumed that this would stimulate an economic rebound, corporate earnings would follow, and businesses' ability to pay interest would not be impaired. Investors snapped up corporate bonds, driving up their prices and causing them to gain 5.48% since January 2001. In comparison, agencies returned 3.06% for the six months and Treasuries advanced 1.95%. This recent strength in corporate bonds made them the best-performing sector for the period, with a one-year total return of 12.00%. Agencies and Treasuries followed, with returns of 11.61% and 9.83%, respectively.

PORTFOLIO UPDATE

     The biggest change to the Portfolio during this 12-month period was an increase in corporate bonds, from 64% to 67% of total investments. Most of this shift occurred in December 2000, which left the Portfolio well positioned to benefit from the improved outlook for corporate bonds in 2001. The allocation to agency securities also increased, by a total of 2.5% of net assets, during the first half of the year. To fund the purchases of corporate and agency issues, we sold Treasury securities.

CURRENT STRATEGY AND OUTLOOK

     Recent comments by Fed Chairman Greenspan suggest the Fed may drop short-term rates further. However, Fed stimulus tends to work with a lag (usually 12 months or so), so the Fed may be reluctant to ease much more until it sees whether earlier declines in rates generate an economic turnaround. Soon, tax rebate checks will be in the mail and new lower tax brackets will take effect. Both could provide a boost to consumer spending. Plus, consumer confidence remains reasonably strong, and recent data indicate that the manufacturing sector could be bottoming out. Consequently, renewed economic growth is more likely towards the end of this year or early in 2002.

     The market has sensed this imminent sea change. As the indications of a better economy accumulate, more upward pressure on rates is likely to follow, primarily out of fear that inflation could rise in the future. Since longer-maturity bonds are generally hardest hit by rising inflation, it is likely that we will position the

                     INVESTMENT PROFILE AS OF JUNE 30, 2001

Mortgage-Backed Obligations                   0.6%
U.S. Gov't & Agency Obligations              31.9%
Money Market Mutual Fund                      0.9%
Industrials                                  33.0%
Utilities                                    10.2%
Financials                                   23.4%


Portfolio more defensively (i.e., shorten maturity) going forward. We also plan to maintain the above-average weighting in corporate bonds, because historically they have tended to benefit the most from an improving economy.

                       Cumulative                Average Annual
                      Total Return*               Total Return*

                         SINCE                                        SINCE
                       INCEPTION        1 YEAR        5 YEAR        INCEPTION
CLASS I                  61.37%         11.40%         7.01%          6.23%
CLASS II                 52.46%          6.96%         5.88%          5.47%
CLASS III                48.42%          9.36%         5.97%          5.12%
LEHMAN BROS.             64.92%         11.14%         7.37%          6.52%
GOV'T/CREDIT
INDEX

*Total Returns are for the period ended 6/30/2001 and reflect reinvestment of all dividends, capital gains distributions, all fee waivers in effect and any expense reimbursements. Without the fee waivers and expense reimbursements, the Total Return figures would have been lower. Portfolio inception date is 8/2/1993. On 12/2/1993, the Portfolio commenced sales of Class III shares, which include a .50% distribution fee and a .25% shareholder services fee. Performance information prior to 12/2/1993 for Class III is based on the performance of Class I shares and does not reflect the effects of these fees, which, if included, would lower Class III performance. Quotation of Class III performance reflects a 1% Deferred Sales Load applied to redemptions made during the first year after purchase. Without this load, the figures quoted would have been 10.36% for 1 Year. The Portfolio commenced sales of Class II shares on 12/20/1995. These shares include a .25% shareholder services fee. Class II performance shown is based on a maximum 3.75% initial sales charge. Performance information for Class II shares prior to their inception date is based on the performance of Class I shares and does not reflect the effects of these fees which, if included, would lower Class II performance. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

FIRST FUNDS INTERMEDIATE BOND PORTFOLIO

     [PHOTO]      INTERMEDIATE BOND PORTFOLIO MANAGERS
                  RALPH W. HERBERT AND TED L. FLICKINGER, JR.

                  Mr. Herbert is Vice President for Martin & Company, the sub-adviser to the Portfolio. He is a graduate of the University of Tennessee and in 1979 he began his career with First American Bank. In 1987 he joined Culver Securities as a municipal debt underwriter and two years later became portfolio manager for Valley Fidelity Bank. That bank merged with First Tennessee Bank in 1991. Mr. Herbert joined Martin & Company in 1998 when the firm became a subsidiary of First Tennessee National Corporation.

                  Mr. Flickinger is Executive Vice President for Martin & Company and is a Chartered Financial Analyst. Prior to joining the firm in 1990, he was an assistant manager of the investment department of Home Federal Bank of Tennessee for six years. His 22-year career includes management positions in the investment departments of The Park National Bank and Fidelity Federal Savings and Loan of Knoxville.

YEAR IN REVIEW

PERFORMANCE REVIEW

     For the year ended June 30, 2001, Class I, II, and III shares of the Intermediate Bond Portfolio returned 11.28%, 8.17%, and 9.38% respectively, net of fees and sales charges, versus the Lehman Brothers Intermediate Government/Credit Index return of 11.04% over the same period.

MARKET REVIEW

     At the third quarter of 2000, the Treasury yield curve was inverted. One-year Treasury bills yielded 6.375%, while the 30-year Treasury bond was yielding 5.9%. The Federal Reserve had ratcheted up short-term interest rates six times since mid-1999, in an attempt to slow the booming U.S. economy. Meanwhile, a surplus in the federal budget had allowed the Treasury to buy back some of its long-term debt and had reduced the need to issue new Treasury bonds. The resulting shortage of long-term, risk-free debt had pushed prices up and yield down.

   By fall 2001, it was apparent that the Fed had achieved a reduction of economic growth. Growth in gross domestic product (GDP) for the July-to-September period was 2.4%, less than half of the GDP growth rate in the preceding quarter. Despite the mounting evidence of a deteriorating economy, the Fed made no change in interest-rate policy in the weeks prior to the November presidential election, in order to avoid any appearance of political meddling. Then, in December,

COMPARISON OF CHANGE IN VALUE OF A $750,000 INVESTMENT IN THE FIRST FUNDS INTERMEDIATE BOND PORTFOLIO (CLASS I) AND THE LEHMAN BROTHERS INTERMEDIATE GOVERNMENT/CREDIT INDEX.

                                     [CHART]

Please note: Class I inception is March 2, 1998. Minimum investment for Class I is $750,000. Past performance is not predictive of future results.* Does not reflect the effect of taxes.

FIRST FUNDS INTERMEDIATE BOND PORTFOLIO

the Fed announced a shift in its bias and, in a surprise move on January 3, 2001, cut its key short-term interest rate by 0.5%.

     Noting reduced industrial activity, a weak job market, low inflation, and slow consumer spending, the Fed continued to aggressively cut rates throughout the first six months of 2001, trimming the federal funds target rate from 6.5% to 3.75%. It has been 19 years since the Fed reduced interest rates by such a large amount in a six-month period.

     The Fed's moves caused yields on the short end and middle of the yield curve to drop. Since bond yields and bond prices move in opposite directions, short- and intermediate-term Treasuries posted price gains. However, the rate reductions had little impact on bonds with 15 years or longer to maturity. With real GDP growth slowing dramatically, demand for the relative safety and predictability of long-term federal debt remained high and kept upward pressure on prices.

PORTFOLIO UPDATE

     In managing the portfolio, we pay close attention to real returns, or returns after taking into account the rate of inflation. When interest rates are high and inflation is relatively stable, it can make sense to assume the greater risk associated with longer-term securities. However, when yields are on the decline and/or inflation is on the rise, the risk associated with long-term securities increases and the relative reward is diminished.

     Throughout most of the 12-month period, real returns declined, from above 3.0% in July 2000 to roughly 2.2% in April 2001. Therefore, we progressively pared back the Portfolio's exposure to longer-term securities. This can be seen in the Portfolio's duration, a measure of sensitivity to changing interest rates that is based in part on the maturities of its holdings. We began the year with a duration target of 110% of the Lehman Brothers Intermediate Government/Credit Index. By August 2000, we had reduced the duration to 100% of the index's; by December 2000, to 95%; and by March 2001, to 90%.

     During the first quarter of 2001, we began selling Treasury notes that had become relatively expensive and used the money to increase our investment to U.S. agency debt and highly rated corporate bonds, which were paying higher yields for the amount of risk involved. Emphasizing corporate securities added value to the Portfolio (compared to the index).

     During the final three months of the fiscal year, we moved the Portfolio's duration back to 95% of the index's duration. Real returns had risen from 2.20% at the beginning of the quarter to 2.80%. Our move reflected a modest improvement in expected real returns as nominal interest rates rose and inflation expectations remained stable.

                     INVESTMENT PROFILE AS OF JUNE 30, 2001

U.S. Treasury Obligations                     2.6%
U.S. Gov't Agency Obligations                56.8%
Industrial                                   10.0%
Utilities                                     4.9%
Financial                                    23.3%
Money Market Mutual Fund                      2.4%

CURRENT STRATEGY AND OUTLOOK

     As we begin a new fiscal year, we look for the Fed's expansionary monetary policy to stimulate the U.S. economy. So, too, will a tax cut bill that President Bush signed into law this May. Before 2001 is out, the IRS will mail tax rebate checks totaling $40 billion to every eligible taxpayer. We also believe that falling prices for energy will keep inflationary pressures in check and could help to fuel a resurgent economy later this year or early in 2002.

     At this juncture, we continue to overweight agencies and corporate securities in the Portfolio. Despite the rise in yields for agency debt, we still view these securities as attractive and are positioned to benefit if their yields decline in the future.

                       Cumulative          Average Annual
                     Total Return*          Total Return*

                         SINCE                         SINCE
                       INCEPTION        1 YEAR       INCEPTION
CLASS I                  22.45%         11.28%         6.27%
CLASS II                 18.25%          8.17%         5.19%
CLASS III                17.88%          9.38%         5.42%
LEHMAN BROS.             23.23%         11.04%         6.47%
INTERMEDIATE
GOV'T/CREDIT
INDEX


*Total Returns are for the period ended 6/30/2001 and reflect reinvestment of all dividends, capital gains distributions, all fee waivers in effect and any expense reimbursements. Without the fee waivers and expense reimbursements, the Total Return figures would have been lower. Class I inception date is 3/2/1998. The Portfolio commenced sales of Class II shares on 3/9/1998. These shares include a .25% shareholder services fee. Class II performance shown is based on a maximum 2.50% initial sales charge. On 5/19/1998, the Portfolio commenced sales of Class III shares, which include a .50% distribution fee and a .25% shareholder services fee. Quotation of Class III performance reflects a 1% Deferred Sales Load applied to redemptions made during the first year after purchase. Without this load, the figures quoted would have been 10.38% for 1 Year. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

FIRST FUNDS TENNESSEE TAX-FREE PORTFOLIO

      [PHOTO]     TENNESSEE TAX-FREE PORTFOLIO MANAGERS
                  RALPH W. HERBERT AND TED L. FLICKINGER, JR.

                  Mr. Herbert is Vice President for Martin & Company, the sub-adviser to the Portfolio. He is a graduate of the University of Tennessee and in 1979 he began his career with First American Bank. In 1987 he joined Culver Securities as a municipal debt underwriter and two years later became portfolio manager for Valley Fidelity Bank. That bank merged with First Tennessee Bank in 1991. Mr. Herbert joined Martin & Company in 1998 when the firm became a subsidiary of First Tennessee National Corporation.

                  Mr. Flickinger is Executive Vice President for Martin & Company and is a Chartered Financial Analyst. Prior to joining the firm in 1990, he was an assistant manager of the investment department of Home Federal Bank of Tennessee for six years. His 22-year career includes management positions in the investment departments of The Park National Bank and Fidelity Federal Savings and Loan of Knoxville.

YEAR IN REVIEW

PERFORMANCE REVIEW

     For the year ended June 30, 2001, Class I, II, III, and IV shares of the Tennessee Tax-Free Portfolio returned 8.49%, 5.54%, 6.89%, and 4.72% respectively, net of fees and shares charges, versus a return of 9.49%for the Lehman Brothers 10-Year Municipal Bond Index.

MARKET REVIEW

     Since July 2000, the key factors in the performance of the municipal markets have been a slowing U.S. economy, lower interest rates, strong demand and, during the first half of 2001, an increase in supply. During the third and fourth quarters of 2000, we saw early warning signs that the U.S. economy was losing momentum. Investors believed this would rein in any inflationary pressures, which are a key factor in long-term interest rates. They also expected the Federal Reserve to lower short-term interest rates, in order to stimulate economic growth. Based on these expectations, investors allowed yields on municipal bonds to drift downward. As yields fell across the board, prices rose.

     This rally was aided by strong demand for bonds in a period of short supply. Due to high interest rates in 1999 and 2000, refunding of existing bonds was down dramatically. Thanks to years of economic expansion

COMPARISON OF CHANGE IN VALUE OF A $750,000 INVESTMENT IN THE FIRST FUNDS TENNESSEE TAX-FREE PORTFOLIO (CLASS I) AND THE LEHMAN BROTHERS 10-YEAR MUNICIPAL BOND INDEX.

                                     [CHART]

Please note: Class I inception is December 15, 1995. Minimum investment for Class I is $750,000. Past performance is not predictive of future results.* Does not reflect the effect of taxes.

FIRST FUNDS TENNESSEE TAX-FREE PORTFOLIO

and strong tax revenues that allowed municipalities to "pay as they go," issuance of new bonds was off significantly as well. Meanwhile, demand was heightened by individual investors seeking a place for monies removed from a weak equity market.

     In January, the evidence of deteriorating economy was so pervasive that the Fed, in a surprise move, cut a key short-term interest rate twice in that single month. In fact, reduced industrial activity, a weak job market, and slow consumer spending led the Fed to cut rates three times during the first quarter of 2001, and three more times during the second quarter.

     As interest rates declined rapidly during the first half of 2001, nationwide issuance of municipals increased 38.5% over 2000 levels. In Tennessee, issuance increased 15%. Declining interest rates made it possible to refund outstanding debt at more favorable rates. At the same time, a weaker economy reduced the tax revenues needed to support services and projects, and municipalities turned to the debt markets for funding. Despite continually strong demand, the increase in supply kept prices from climbing as much as they might have otherwise and, overall, municipals did not perform as well as Treasuries during the first six months of 2001.

PORTFOLIO UPDATE

     We maintained an average maturity for the Portfolio of 8.1 years throughout the latter half of 2000, then extended the average maturity slightly during the early months of 2001, to 8.2 years. To achieve this, we purchased fifteen-year bonds with good call protection. These securities helped to enhance the Portfolio's yield, because the call features reduce the likelihood that the issuers will redeem the securities during a period of declining interest rates. During the final 3 months of the fiscal year, we allowed the average maturity to shorten from 8.2 years to 8.0 years.

     We made no significant changes to the Portfolio's average credit quality during the past 12 months. Although Moody's Investor Services and Standard & Poor's Corporation downgraded the State of Tennessee's general obligation bonds during the third quarter of 2000, this had very little effect on the portfolio's overall creditworthiness.

CURRENT STRATEGY AND OUTLOOK

     In May, President Bush signed a tax reform bill that includes near-term tax refunds for most American households. This should stimulate the U.S. economy over the next several months. However, we believe this new tax law will have only minimal effect on the municipal markets, since it cuts tax rates gradually over time and the reductions are not significant enough to alter investment behavior.

                     INVESTMENT PROFILE AS OF JUNE 30, 2001

Money Market Mutual Fund                 0.6%
General Obligations                     52.8%
Health & Education                      20.6%
Housing                                  1.0%
Utility                                 19.5%
General Revenue                          3.6%
Other                                    1.9%


     As of June 30, 10-year, AA-rated general obligation bonds were yielding 84% of the yield of 10-year Treasury notes. Although this is below the 90% ratio of a year ago, it is still well above the long-term historic average, and municipals remain relatively attractive to investors. Further interest-rate reductions could help the municipal market, because reduced yields on shorter-term instruments could encourage investors to purchase more bonds. The Portfolio should benefit if this occurs.

                       Cumulative                Average Annual
                      Total Return*               Total Return*

                         SINCE                                        SINCE
                       INCEPTION       1 YEAR         5 YEAR        INCEPTION
CLASS I                  33.08%         8.49%          6.02%          5.29%
CLASS II                 28.44%         5.54%          5.41%          4.65%
CLASS III                30.42%         6.89%          5.64%          4.91%
CLASS IV                 30.03%         4.72%          5.41%          4.85%
LEHMAN BROS.             37.89%         9.49%          6.58%          5.96%
10-YEAR
MUNICIPAL
BOND INDEX

*Total Returns are for the period ended 6/30/2001 and reflect reinvestment of all dividends, capital gains distributions, all fee waivers in effect and any expense reimbursements. Without the fee waivers and expense reimbursements, the Total Return figures would have been lower. Class I inception date is 12/15/1995. On 12/15/1995, the Portfolio also commenced sales of Class III shares, which include a .50% distribution fee. On 12/29/1995, the Portfolio commenced sales of Class II shares, which include a .10% shareholder services fee. Class II performance shown is based on a maximum 2.50% initial sales charge. Quotation of Class III performance reflects a 1% Deferred Sales Load applied to redemptions made during the first year after purchase. Without this load, the figures quoted would have been 7.89% for 1 Year. The Portfolio commenced sales of Class IV shares on 8/3/1999. These shares include a 0.70% distribution fee. Class IV shares prior to their inception reflect applicable Class III performance data. Class IV performance shown is net of CDSC. Class IV shares of the Tennessee Tax-Free Portfolio are subject to a 3.00%CDSC which declines to 0.00% for shares held up to five years. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

FIRST FUNDS ANNUAL REPORT

DEFINITION OF COMMON TERMS

                Moody's Investors        Standard & Poor's Corp.
                Services, Inc.           (Plus (+) or minus (-))
                -----------------        -----------------------
Prime           Aaa                      AAA
Excellent       Aa                       AA
Good            A                        A
Average         Baa                      BBB
Fair            Ba                       BB
Poor            B                        B
Marginal        Caa                      C

BASIS POINT

     Smallest measure of quoting yields on bonds and notes. One basis point is 0.01% of yield.

BOND RATINGS

     The quality of bonds can, to some degree, be determined from the ratings of the two most prominent rating services: Moody's and Standard & Poor's. The ratings are used by the government and industry regulatory agencies, the investing public, and portfolio managers as a guide to the relative security and value of each bond. The ratings are not used as an absolute factor in determining the strength of the pledge securing a particular issue. However, since Moody's and Standard & Poor's rate bonds on a fee basis, some issuers choose not to be rated. Many non-rated issues are sound investments. The rating symbols of the two services are shown in the accompanying table.

DIVIDEND

     Net income distributed to shareholders generated by securities in a portfolio. The Bond, Intermediate Bond, Tennessee Tax-Free, and all the Money Market Portfolios pay dividends monthly. The Growth & Income Portfolio pays dividends quarterly and the Capital Appreciation Portfolio pays dividends annually.

GAIN (OR LOSS)

     If a stock or bond appreciates in price, there is an unrealized gain; if it depreciates there is an unrealized loss. Again or loss is "realized" upon the sale of a security; if a Portfolio's net gains exceed net losses, there may be a capital gain distribution to shareholders. There could also be an ordinary income distribution if the net gain is short term or no distribution if there is a capital loss carryover.

GENERAL OBLIGATION BONDS

     General Obligation Bonds (GOs) are debt-backed by the general taxing power of the issuer. Payment of the obligation may be backed by a specific tax or the issuer's general tax fund. Examples of GOs include sidewalk bonds, sewer bonds and street bonds. These bonds are also known as full faith and creditbonds because the debt is a general obligation of the issuer.

INSURED BONDS

     Insured Bonds refer to municipal obligations which are covered by an insurance policy issued by independent insurance companies. The policies insure the payment of principal and/or interest of the issuer. Examples of such companies are MBIA (Municipal Bond Investors Assurance Corporation), and AMBAC (American Municipal Bond Assurance Corporation).

NET ASSET VALUE (NAV)

     NAV is the total value of all securities and other assets held by a portfolio, minus liabilities, divided by the number of shares outstanding. It is the value of a single share of a mutual fund on a given day. The total value of your investment would be the NAV multiplied by the number of shares you own.

REVENUE BONDS

     Revenue Bonds are issued to provide capital for the construction of a revenue-producing facility. The interest and principal payments are backed to the extent that the facility produces revenue to pay. Examples of revenue bonds include toll bridges, roads, parking lots and ports. The municipality is not obligated to cover debt payments on revenue bonds in default.

FIRST FUNDS ANNUAL REPORT

SEC YIELD

     The SEC Yield was mandated by the Securities and Exchange Commission in 1988 as a standardized yield calculation intended to put performance presentations for all bond and money market funds on a level playing field. The SEC Yield does not take into account income derived from capital gains, option writing, futures, or return of capital. The formula also adjusts the income from premium or discounted bonds to reflect the amortization of that bond.

TOTAL RETURN

     Total return measures a portfolio's performance over a stated period of time, taking into account the combination of dividends paid and the gain or loss in the value of the securities held in the Portfolio. It may be expressed on an average annual basis or a cumulative basis (total change over a given period).

DEFINITION OF INDICES

STANDARD & POOR'S 500 INDEX is a broad-based measurement of changes in stock market conditions based on the average performance of 500 widely-held common stocks. It is an unmanaged index.

LEHMAN BROTHERS GOVERNMENT/CREDIT INDEX, an unmanaged index, is a broad measure of bond performance, and includes reinvestment of dividends and capital gains. This index includes only investment-grade bonds with maturities over one year.

LEHMAN BROTHERS INTERMEDIATE GOVERNMENT/CREDIT INDEX, an unmanaged index, is a broad measure of bond performance, and includes reinvestment of dividends and capital gains. This index includes only investment-grade bonds with maturities of up to 10 years.

LEHMAN BROTHERS 10-YEAR MUNICIPAL BOND INDEX, an unmanaged index, is a broad measure of shorter-term municipal bond performance and includes reinvestment of dividends and capital gains.

NASDAQ COMPOSITE INDEX is an unmanaged market capitalization price-only index that tracks the performance of domestic common stocks traded on the regular NASDAQ market, as well as National Market System traded foreign common stocks and ADRs. The index includes over 5,000 companies with a market capitalization over$2.3 trillion.

RUSSELL 2000(R) INDEX, an unmanaged index, measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. As of the latest reconstitution, the average market capitalization was approximately $580 million; the median market capitalization was approximately $466 million. The largest company in the index had an approximate market capitalization of $1.5 billion.

THE RUSSELL 2000(R) GROWTH INDEX, measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

[DELOITTE & TOUCHE LOGO]

INDEPENDENT AUDITORS' REPORT

To the Board of Trustees and Shareholders of First Funds:

We have audited the accompanying statements of assets and liabilities, including the schedule of investments, of First Funds (comprising the Growth & Income, Capital Appreciation, Bond, Intermediate Bond, Tennessee Tax-Free, U.S. Treasury Money Market, U.S. Government Money Market, Municipal Money Market and Cash Reserve Portfolios, collectively the "Trust") as of June 30, 2001, and the related statements of operations for the period then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the period July 1, 1996 to June 30, 1998 were audited by other auditors whose report, date August 21, 1998 expressed an unqualified opinion on the financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2001, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the portfolios constituting First Funds as of June 30, 2001, the results of their operations for the period then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ DELOITTE & TOUCHE LLP

Denver, Colorado
August 3, 2001

[DELOITTE TOUCHE TOHMATSU LOGO]

FIRST FUNDS ANNUAL REPORT

GROWTH & INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS
June 30, 2001
(Showing Percentage of Total Value of Investments)

                                                         Value
                                          Shares        (Note 1)
                                       ------------   ------------
COMMON STOCKS - 91.5%
CAPITAL GOODS - 2.4%
General Electric Co.                        468,700   $ 22,849,125
                                                      ------------
CONSUMER CYCLICALS - 6.6%
Costco Wholesale Corp.*                     797,600     32,741,480
Interpublic Group of Companies, Inc.      1,069,900     31,401,565
                                                      ------------
TOTAL CONSUMER CYCLICALS                                64,143,045
                                                      ------------
CONSUMER STAPLES - 13.8%
Avon Products, Inc.                         320,100     14,814,228
Comcast Corp., Class A*                     207,000      8,942,400
Kimberly Clark Corp.                        411,900     23,025,210
Pepsico, Inc.                               749,300     33,119,060
Sysco Corp.                                 814,800     22,121,820
Viacom, Inc., Class B*                      601,810     31,143,667
                                                      ------------
TOTAL CONSUMER STAPLES                                 133,166,385
                                                      ------------
ENERGY - 3.2%
El Paso Corp.                               580,301     30,489,015
                                                      ------------
FINANCE & INSURANCE - 23.0%
American International Group, Inc.          220,270     18,943,220
Capital One Financial Corp.                 594,300     35,658,000
Federal Home Loan Mortgage Corp.            421,650     29,515,500
FleetBoston Financial Corp.                 734,831     28,989,083
J. P. Morgan Chase & Co.                    787,325     35,114,695
Wells Fargo & Co.                           883,900     41,039,477
XL Capital Ltd., Class A                    402,300     33,028,830
                                                      ------------
TOTAL FINANCE & INSURANCE                              222,288,805
                                                      ------------
HEALTHCARE - 17.7%
American Home Products Corp.                546,950     31,963,758
Bristol Myers Squibb Co.                    516,900     27,033,870
Elan Corp., plc ADR*                        557,950     34,034,950
Guidant Corp.*                              251,100      9,039,600
Medtronic, Inc.                             461,850     21,249,719
Pharmacia Corp.                             690,825     31,743,409
Schering-Plough Corp.                       426,200     15,445,488
                                                      ------------
TOTAL HEALTHCARE                                       170,510,794
                                                      ------------
TECHNOLOGY - 19.8%
Cisco Systems, Inc.*                        963,200     17,510,976
Concord EFS, Inc.*                          613,050     31,878,600
EMC Corp.*                                  795,700     23,115,085
Electronic Data Systems Corp.               671,900     41,993,750
Equifax Inc.                                379,450     13,918,226
Intel Corp.                                 882,400     25,810,200
Microsoft Corp.*                            506,500     36,974,499
                                                      ------------
TOTAL TECHNOLOGY                                       191,201,336
                                                      ------------
TELECOMMUNICATIONS - 5.0%
Verizon Communications                      413,937     22,145,630
Vodafone Airtouch, plc ADR                1,187,425     26,538,949
                                                      ------------
TOTAL TELECOMMUNICATIONS                                48,684,579
                                                      ------------
TOTAL COMMON STOCKS                                    883,333,084
(Cost $680,225,223)                                   ------------

MONEY MARKET MUTUAL FUNDS - 8.5%
SSGA Prime Money Market Fund             41,065,588   $ 41,065,588
SSGA U.S. Treasury Money
 Market Fund                             41,025,954     41,025,954
                                                      ------------
TOTAL MONEY MARKET MUTUAL FUNDS                         82,091,542
 (Cost $82,091,542)                                   ------------

TOTAL INVESTMENTS - 100.0%                            $965,424,626
 (Cost $762,316,765)                                  ============


*Non-income producing security

ADR - American Depositary Receipt

INCOME TAX INFORMATION:

At June 30, 2001, the net unrealized appreciation based on cost for income tax purposes of $762,316,765 was as follows:

Aggregate gross unrealized appreciation for
all investments in which there was an excess
of value over tax cost                                           $223,824,908

Aggregate gross unrealized depreciation for
all investments in which there was an excess
of tax cost over value                                            (20,717,047)
                                                                 ------------
Net unrealized appreciation                                      $203,107,861
                                                                 ============

OTHER INFORMATION:

Purchases and sales of securities, other than short-term securities, for the year ended June 30, 2001 aggregated $243,568,020 and $338,422,531, respectively.

UNAUDITED INCOME TAX INFORMATION:

For the year ended June 30, 2001, 100% of the Growth& Income Portfolio's dividends from investment income qualify for the 70% dividend received deduction for corporations.



    The accompanying notes are an integral part of the financial statements.

FIRST FUNDS ANNUAL REPORT

CAPITAL APPRECIATION PORTFOLIO
PORTFOLIO OF INVESTMENTS
June 30, 2001
(Showing Percentage of Total Value of Investments)

Due                                                            Principal       Value
Date           Coupon                                           Amount        (Note 1)
----           ------                                         -----------   -----------
U.S. GOVERNMENT & AGENCY OBLIGATIONS - 6.2%
FEDERAL HOME LOAN MORTGAGE CORPORATION DISCOUNT NOTE - 2.8%
07/03/01                                                      $   720,000   $   719,845
08/21/01                                                          815,000       810,911
                                                                            -----------

TOTAL FEDERAL HOME LOAN MORTGAGE
 CORPORATION DISCOUNT NOTE                                                    1,530,756
                                                                            -----------

FEDERAL NATIONAL MORTGAGE ASSOCIATION DISCOUNT NOTE - 3.4%
07/18/01                                                          495,000       494,126
09/13/01                                                        1,360,000     1,350,089
                                                                            -----------

TOTAL FEDERAL NATIONAL MORTGAGE
 ASSOCIATION DISCOUNT NOTE                                                    1,844,215
                                                                            -----------

TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
(Cost $3,374,971)                                                             3,374,971
                                                                            -----------

                                                                Shares
                                                              -----------
COMMON STOCKS - 93.8%
CAPITAL GOODS - 0.4%
Global Power Equipment Group, Inc.*                                 7,500       219,750
                                                                            -----------

CONSUMER CYCLICALS - 17.1%
American Eagle Outfitters, Inc.*                                   20,300       692,230
CEC Entertainment, Inc.*                                           35,300     1,742,055
Coach, Inc.*                                                       28,000     1,065,400
Cost Plus, Inc.*                                                   17,100       482,220
Duane Reade, Inc.*                                                 20,600       669,500
Extended Stay America, Inc.*                                       43,700       655,500
Goody's Family Clothing, Inc.*                                     72,900       291,600
Hibbett Sporting Goods, Inc.*                                      13,800       511,428
Krispy Kreme Doughnuts, Inc.*                                      25,100     1,004,000
Ruby Tuesday, Inc.                                                 31,800       543,780
Sonic Corp.*                                                       25,250       795,375
Tweeter Home Entertainment Grp., Inc.*                             22,900       803,790
                                                                            -----------
TOTAL CONSUMER CYCLICALS                                                      9,256,878
                                                                            -----------

CONSUMER NON-CYCLICALS - 1.5%
Constellation Brands, Inc., Class A*                               20,500       840,500
                                                                            -----------

FINANCIAL - 27.7%
FINANCE/RENTAL/LEASING - 8.2%
American Capital Strategies, Ltd.                                  49,300     1,373,005
Doral Financial Corp.                                              44,300     1,519,490
Financial Federal Corp.*                                           52,900     1,531,455
                                                                            -----------
TOTAL FINANCE/RENTAL/LEASING                                                  4,423,950
                                                                            -----------

FINANCIAL SERVICES - 1.3%
The InterCept Group, Inc.*                                         18,100       687,800
                                                                            -----------

INVESTMENT BANKS/BROKERS - 1.1%
eSpeed, Inc., Class A*                                             33,300       607,725
                                                                            -----------

                                                                               Value
                                                                Shares        (Note 1)
                                                              -----------   -----------
PROPERTY/CASUALTY INSURANCE - 6.7%
Annuity & Life Reassurance, Ltd.                                   26,600   $   867,160
Delphi Financial Corp.                                             11,800       454,300
Scottish Annuity & Life Holdings, Ltd.                             47,300       811,668
Trenwick Group, Ltd.                                               65,600     1,503,552
                                                                            -----------
TOTAL PROPERTY/CASUALTY INSURANCE                                             3,636,680
                                                                            -----------

REGIONAL BANKS - 5.3%
East West Bancorp, Inc.                                            64,500     1,600,245
Midwest Express Holdings, Inc.*                                    30,200       523,970
R&G Financial Corp., Class B                                       48,500       746,900
                                                                            -----------
TOTAL REGIONAL BANKS                                                          2,871,115
                                                                            -----------

SAVINGS BANKS - 2.2%
BankAtlantic Bancorp, Inc., Class A                                87,600       761,244
CFS Bancorp, Inc.                                                  32,200       445,326
                                                                            -----------
TOTAL SAVINGS BANKS                                                           1,206,570
                                                                            -----------

SPECIALTY INSURANCE - 2.9%
Radian Group, Inc.                                                 39,000     1,577,550
                                                                            -----------
TOTAL FINANCIAL                                                              15,011,390
                                                                            -----------

HEALTHCARE - 14.4%
CIMA Labs, Inc.*                                                   17,000     1,334,500
Esperion Therapeutics, Inc.*                                       28,600       302,874
Neurocrine Biosciences, Inc.*                                      36,400     1,427,244
Pain Therapeutics, Inc.*                                           94,700       724,455
Harvard Biosciences, Inc.*                                        104,400     1,151,532
Tanox Biosciences, Inc.*                                           58,100     1,801,100
XOMA, Ltd.*                                                        61,900     1,056,633
                                                                            -----------
TOTAL HEALTHCARE                                                              7,798,338
                                                                            -----------

SERVICES- 6.3%
Annaly Mortgage Management, Inc.                                   47,100       645,741
Anthracite Capital, Inc.                                           48,800       539,240
Corporate Executive Board Co.*                                     31,700     1,078,117
Edison Schools, Inc., Class A*                                     14,400       328,896
Resources Connection, Inc.*                                         7,100       160,531
West Corp.*                                                        30,700       675,400
                                                                            -----------
TOTAL SERVICES                                                                3,427,925
                                                                            -----------

TECHNOLOGY - 24.6%
Active Power, Inc.*                                                55,000       917,400
Brooks Automation, Inc.*                                           18,500       851,000
Docent, Inc.*                                                      66,300       659,685
Extensity, Inc.*                                                   57,100       562,435
Finisar Corp.*                                                     36,200       673,320
F.Y.I., Inc.*                                                      26,000     1,040,000
Jack Henry & Associates, Inc.                                      51,500     1,606,285



    The accompanying notes are an integral part of the financial statements.
3

FIRST FUNDS ANNUAL REPORT

CAPITAL APPRECIATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
June 30, 2001
(Showing Percentage of Total Value of Investments)

                                                        Value
                                         Shares        (Note 1)
                                       -----------   -----------
COMMON STOCKS (CONTINUED)
TECHNOLOGY (CONTINUED)
Manugistics Group, Inc.*                    16,100   $   386,400
Onyx Software Corp.*                        84,300       590,100
Storagenetworks, Inc.*                      38,900       655,465
Tellium, Inc.*                              18,500       333,000
TranSwitch Corp.*                           55,000       604,450
Varian, Inc.*                               33,500     1,082,050
Vastera, Inc.*                             100,600     1,360,112
WebEx, Inc.*                                44,700     1,189,020
Western Mulitplex Corp., Class A*          135,000       810,000
                                                     -----------
TOTAL TECHNOLOGY                                      13,320,722
                                                     -----------

TRANSPORTATION - 1.8%
Knight Transportation, Inc.*                47,000       984,180
                                                     -----------
TOTAL COMMON STOCKS                                   50,859,683
(Cost $43,617,161)                                   -----------


MONEY MARKET MUTUAL FUNDS - 0.0%
SSGA Prime Money Market Fund                   964           964
SSGA U.S. Treasury Money Market Fund           964           964
                                                     -----------
TOTAL MONEY MARKET MUTUAL FUNDS                            1,928
 (Cost $1,928)                                       -----------

TOTAL INVESTMENTS - 100.0%                           $54,236,582
 (Cost $46,994,060)                                  ===========

*Non-income producing security

INCOME TAX INFORMATION:

At June 30, 2001, the net unrealized appreciation based on cost for income tax purposes of $47,098,041 was as follows:

Aggregate gross unrealized appreciation for
all investments in which there was an excess
of value over tax cost                                      $10,038,842

Aggregate gross unrealized depreciation for
all investments in which there was an excess
of tax cost over value                                       (2,900,301)
                                                            -----------

Net unrealized appreciation                                 $ 7,138,541
                                                            ===========

At June 30, 2001, the Capital Appreciation Portfolio had a capital loss carryover of approximately $1,358,307 available to offset capital gains to the extent provided in regulations, which will expire on June 30, 2009.

The Capital Appreciation Portfolio intends to elect to defer to its fiscal year ending June 30, 2002, $8,671,208 of losses recognized during the period November 1, 2000 to June 30, 2001.

OTHER INFORMATION:

Purchases and sales of securities, other than short-term securities, for the year ended June 30, 2001 aggregated $70,347,934 and $62,704,585, respectively.

BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS
June 30, 2001
(Showing Percentage of Total Value of Investments)

Due                                                        Principal       Value
Date                                            Coupon       Amount       (Note 1)
----                                            ------    -----------   -----------
U.S. GOVERNMENT & AGENCY OBLIGATIONS - 31.9%
U.S. TREASURY BONDS - 15.4%
05/15/16                                         7.250%   $12,120,000   $13,791,421
08/15/23                                         6.250%    15,480,000    16,111,599
05/15/30                                         6.250%     7,760,000     8,229,239
                                                                        -----------
TOTAL U.S. TREASURY BONDS                                                38,132,259
                                                                        -----------
U.S. TREASURY NOTES - 6.6%
08/15/07                                         6.125%     4,450,000     4,672,077
02/15/08                                         5.500%     6,930,000     7,035,613
08/15/09                                         6.000%     1,895,000     1,970,671
02/15/10                                         6.500%     2,500,000     2,685,740
                                                                        -----------
TOTAL U.S. TREASURY NOTES                                                16,364,101
                                                                        -----------
FEDERAL HOME LOAN BANK - 0.2%
06/28/04                                         4.750%       500,000       495,935
                                                                        -----------

FEDERAL HOME LOAN MORTGAGE CORPORATION - 5.7%
03/15/09                                         5.750%       400,000       412,603
01/15/05                                         6.875%     3,485,000     3,662,655
03/15/09                                         5.750%     7,510,000     7,397,628
03/15/31                                         6.750%     2,500,000     2,565,055
                                                                        -----------
TOTAL FEDERAL HOME LOAN MRTG. CORP                                       14,037,941
                                                                        -----------
FEDERAL NATIONAL MORTGAGE ASSOCIATION - 4.0%
12/15/05                                         6.000%       500,000       510,056
10/11/06                                         7.150%       200,000     2,018,012
06/15/09                                         6.375%     5,145,000     5,252,597
11/15/10                                         6.625%     1,475,000     1,526,150
01/15/30                                         7.125%       625,000       668,101
                                                                        -----------
TOTAL FEDERAL NAT'L MORTGAGE ASSOC                                        9,974,916
                                                                        -----------
TOTAL U.S. GOVERNMENT &AGENCY OBLIGATIONS
(Cost $76,883,329)                                                       79,005,152
                                                                        -----------
CORPORATE BONDS & NOTES - 66.6%
BANKS - 2.6%
Capital One Bank
02/01/06                                         6.875%     3,100,000     3,026,248
First Chicago Corp.
01/15/03                                         7.625%     3,250,000     3,373,032
                                                                        -----------
TOTAL BANKS                                                               6,399,280
                                                                        -----------
BROKER/DEALERS - 8.8%
Bear Stearns Co.
08/01/02                                         6.500%     3,000,000     3,054,393
Donaldson, Lufkin & Jenrette, Inc.
07/15/03                                         6.170%     3,000,000     3,062,631
11/01/05                                         6.875%     1,000,000     1,027,055
Goldman Sachs Group, Inc.
08/17/05                                         7.625%     3,800,000     4,017,482
Lehman Brothers, Inc.
05/15/04                                         7.375%     3,700,000     3,853,520



    The accompanying notes are an integral part of the financial statements.

FIRST FUNDS ANNUAL REPORT

BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
June 30, 2001
(Showing Percentage of Total Value of Investments)

Due                                                 Principal        Value
Date                                     Coupon       Amount        (Note 1)
----                                     ------    ------------   ------------
CORPORATE BONDS & NOTES (CONTINUED)
BROKER/DEALERS (CONTINUED)
Merrill Lynch, Inc.
01/15/07                                  7.000%   $  2,580,000   $  2,633,047
Saloman, Inc.
02/01/04                                  7.200%      4,000,000      4,159,248
                                                                  ------------
TOTAL BROKER/DEALERS                                                21,807,376
                                                                  ------------
CAPITAL GOODS - 7.8%
Arrow Electronics, Inc.
01/15/07                                  7.000%      4,000,000      3,746,732
Dover Corp.
11/15/05                                  6.450%      3,525,000      3,603,851
Lockheed Martin Corp.
03/15/03                                  6.750%      3,500,000      3,576,765
05/15/06                                  7.250%      2,300,000      2,379,893
Raytheon Co.
07/15/05                                  6.500%      3,850,000      3,784,931
Tyco International Limited
06/15/28                                  7.000%      2,300,000      2,173,003
                                                                  ------------
TOTAL CAPITAL GOODS                                                 19,265,175
                                                                  ------------
CONSUMER NON-DURABLES - 2.4%
Anheuser Busch, Inc.
06/01/05                                  6.750%      1,200,000      1,221,784
09/01/05                                  7.000%      2,400,000      2,451,888
Coca-Cola Enterprises, Inc.
10/15/36                                  6.700%      2,250,000      2,320,362
                                                                  ------------
TOTAL CONSUMER NON-DURABLES                                          5,994,034
                                                                  ------------
CONSUMER SERVICES - 8.9%
Belo (AH) Corp.
06/01/02                                  6.875%      4,000,000      4,039,000
Price/Costco, Inc.
06/15/05                                  7.125%      3,700,000      3,770,056
Rite Aid Corp.
08/15/13                                  6.875%      3,450,000      2,604,750
USA Waste Services, Inc.
10/01/04                                  7.000%      3,000,000      3,053,184
Viacom, Inc.
07/30/10                                  7.700%      4,332,000      4,568,233
Waste Management Step Bond
10/01/02                                  7.700%      3,800,000      3,871,417
                                                                  ------------
TOTAL CONSUMER SERVICES                                             21,906,640
                                                                  ------------
FINANCIAL SERVICES - 12.0%
Associates Corp. of North America
10/15/02                                  6.375%      1,100,000      1,124,322
Athena Nuero Financial, LLC
02/21/08                                  7.250%      4,000,000      4,071,252
BankBoston
04/15/08                                  6.375%      3,750,000      3,702,724
Countrywide Funding Corp.
06/15/04                                  5.250%      2,600,000      2,590,596
10/22/04                                  6.840%      2,500,000      2,590,850
Ford Motor Credit Co.
08/01/05                                  7.600%      3,500,000      3,650,934
General Electric Corp.
09/11/03                                  6.750%      3,425,000      3,560,887
General Motors Acceptance Corp.
01/15/06                                  6.750%   $  3,500,000   $  3,554,089
Nationwide Mutual Insurance Co., 144A*
02/15/04                                  6.500%      2,000,000      2,030,274
Sun Canada Financial Co.
12/15/07                                  6.625%      2,850,000      2,766,655
                                                                  ------------
TOTAL FINANCIAL SERVICES                                            29,642,583
                                                                  ------------
HEALTHCARE - 4.1%
American Home Products Corp., 144A*
03/15/11                                  6.700%      4,200,000      4,201,945
Cardinal Health, Inc.
02/15/04                                  6.500%      2,000,000      2,048,480
Guidant Corp.
02/15/06                                  6.150%      4,000,000      3,882,368
                                                                  ------------
TOTAL HEALTHCARE                                                    10,132,793
                                                                  ------------
TECHNOLOGY - 5.2%
AOL Time Warner, Inc.
04/15/11                                  6.750%      4,000,000      3,936,424
Applied Materials, Inc.
10/15/17                                  7.125%      2,575,000      2,492,979
Computer Sciences Corp.
03/15/09                                  6.250%      4,200,000      3,902,535
Electronic Data Systems Corp.
10/15/29                                  7.450%      2,550,000      2,562,788
                                                                  ------------
TOTAL TECHNOLOGY                                                    12,894,726
                                                                  ------------
TRAVEL & TRANSPORTATION - 4.6%
Continental Airlines, Inc.
02/02/20                                  6.795%      2,432,821      2,354,095
Norfolk Southern Corp.
02/15/04                                  7.875%      2,400,000      2,523,852
Union Pacific Corp.
01/15/04                                  6.125%      4,000,000      4,042,184
United Airlines, Inc.
04/01/11                                  7.186%      2,300,000      2,344,160
                                                                  ------------
TOTAL TRAVEL & TRANSPORTATION                                       11,264,291
                                                                  ------------
UTILITIES - 10.2%
Airtouch Communications, Inc.
05/01/08                                  6.650%      4,450,000      4,431,737
Coastal Corp.
02/01/09                                  6.375%      4,000,000      3,788,404
GTE Corp.
04/15/06                                  6.360%      4,400,000      4,422,189
11/01/08                                  6.900%      3,500,000      3,566,679
MCI WorldCom, Inc.
04/15/02                                  6.125%      4,425,000      4,458,002
Qwest Capital Funding, Inc.
07/15/28                                  6.875%      2,500,000      2,201,063
Southern Natural Gas Co.
02/15/31                                  7.350%      2,430,000      2,347,915
                                                                  ------------
TOTAL UTILITIES                                                     25,215,989
                                                                  ------------
TOTAL CORPORATE BONDS & NOTES                                      164,522,887
(Cost $163,687,523)                                               ------------



    The accompanying notes are an integral part of the financial statements.
5

FIRST FUNDS ANNUAL REPORT

BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
June 30, 2001
(Showing Percentage of Total Value of Investments)

Due                                                  Principal        Value
Date                                       Coupon      Amount        (Note 1)
----                                       ------   ------------   ------------
MORTGAGE-BACKED OBLIGATIONS - 0.6%
Federal National Mortgage Association
Pool #250885
04/01/27                                    7.500%  $  1,283,500   $  1,314,655
Government National Mortgage Association
Pool #26825
09/15/08                                    9.000%        57,448         60,902
                                                                   ------------
TOTAL MORTGAGE-BACKED OBLIGATIONS                                     1,375,557
(Cost $1,337,203)                                                  ------------

MONEY MARKET MUTUAL FUND - 0.9%
SSGA Prime Money Market Fund                           2,346,562      2,346,562
                                                                   ------------
TOTAL MONEY MARKET MUTUAL FUND                                        2,346,562
(Cost $2,346,562)                                                  ------------

TOTAL INVESTMENTS - 100.0%                                         $247,250,158
(Cost $244,254,617)                                                ============


*Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2001, these securities amounted to a value of $6,232,219 or 2.5% of net assets.

INCOME TAX INFORMATION:

At June 30, 2001, the net unrealized depreciation based on cost for income tax purposes of $243,744,716 was as follows:

Aggregate gross unrealized appreciation for
all investments in which there was an excess
of value over tax cost                                      $ 4,558,461

Aggregate gross unrealized depreciation for
all investments in which there was an excess
of tax cost over value                                       (2,053,018)
                                                            -----------

Net unrealized depreciation                                 $ 2,505,443
                                                            ===========

As of June 30, 2001, the Bond Portfolio had a capital loss carry-over of approximately $52,298 and $664,290 available to offset capital gains to the extent provided in regulations, which will expire on June 30, 2008 and June 30, 2009, respectively.

The Bond Portfolio intends to elect to defer to its fiscal year ending June 30, 2002, $5,548 of losses recognized during the period November 1, 2000 to June 30, 2001.

OTHER INFORMATION:

Purchases and sales of securities, other than short-term securities, for the year ended June 30, 2001 aggregated $139,367,756 and $132,057,359, respectively. Purchases and sales of U.S. Government and Agency securities, other than short-term securities, for the year ended June 30, 2001 aggregated $51,316,228 and $56,238,238, respectively.

INTERMEDIATE BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS
June 30, 2001
(Showing Percentage of Total Value of Investments)

Due                                                         Principal        Value
Date                                             Coupon       Amount        (Note 1)
----                                             ------    ------------   ------------
U.S. GOVERNMENT & AGENCY OBLIGATIONS - 59.4%
U.S. TREASURY NOTES - 2.6%
08/15/02                                          6.375%   $  1,000,000   $  1,026,152
05/15/08                                          5.625%      5,000,000      5,102,345
                                                                          ------------
TOTAL U.S. TREASURY NOTES                                                    6,128,497
                                                                          ------------
FEDERAL HOME LOAN BANK - 11.5%
11/20/02                                          6.170%        700,000        716,997
11/14/03                                          6.375%     10,000,000     10,327,900
08/15/06                                          6.375%      5,000,000      5,169,000
11/15/07                                          5.875%      7,000,000      7,015,652
03/08/11                                          6.350%      3,800,000      3,752,124
                                                                          ------------
TOTAL FEDERAL HOME LOAN BANK                                                26,981,673
                                                                          ------------
FEDERAL HOME LOAN MORTGAGE CORPORATION - 21.4%
11/12/02                                          6.340%        700,000        718,668
11/15/03                                          6.375%     10,000,000     10,331,230
01/15/04                                          5.000%      5,500,000      5,006,385
01/15/06                                          5.250%      3,000,000      2,968,476
04/03/06                                          5.625%      5,000,000      4,966,915
01/05/07                                          6.700%      5,500,000      5,756,905
03/15/09                                          5.750%      2,230,000      2,196,633
03/21/11                                          5.875%      8,500,000      8,181,794
05/14/12                                          7.580%     10,000,000     10,200,590
                                                                          ------------
TOTAL FEDERAL HOME LOAN MRTG. CORP                                          50,327,596
                                                                          ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION - 19.7%
02/13/04                                          5.125%      6,500,000      6,530,764
07/15/05                                          7.000%      2,000,000      2,120,134
05/02/06                                          5.500%      8,000,000      7,986,848
11/13/06                                          6.950%      2,100,000      2,122,489
01/07/09                                          6.000%      7,770,000      7,637,187
01/15/09                                          5.250%     10,000,000      9,547,150
01/15/10                                          7.250%      5,000,000      5,370,230
02/01/11                                          6.250%      5,000,000      4,973,015
                                                                          ------------
TOTAL FEDERAL NAT'L MORTGAGE ASSOC                                          46,287,817
                                                                          ------------
FINANCIAL SERVICES - 4.2%
Private Export Funding
3/15/06                                           5.340%     10,000,000      9,902,160
                                                                          ------------
TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
(Cost $138,665,386)                                                        139,627,743
                                                                          ------------
CORPORATE BONDS & NOTES - 38.2%
BANKS - 6.1%
BancOne Corp.
05/01/07                                          7.600%        725,000        754,487
Bank One Texas
02/15/08                                          6.250%      5,000,000      4,921,475
First Chicago Corp.
01/15/03                                          7.625%      1,525,000      1,582,730
First Union National Bank
02/15/10                                          7.875%      5,000,000      5,388,790
National City Corp.
03/01/04                                          6.625%      1,650,000      1,696,380
                                                                          ------------
TOTAL BANKS                                                                 14,343,862
                                                                          ------------



    The accompanying notes are an integral part of the financial statements.

FIRST FUNDS ANNUAL REPORT

INTERMEDIATE BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
June 30, 2001
(Showing Percentage of Total Value of Investments)

Due                                              Principal        Value
Date                                  Coupon       Amount        (Note 1)
----                                  ------    ------------   ------------
CORPORATE BONDS & NOTES (CONTINUED)
BASIC MATERIALS - 1.3%
E. I. du Pont de Nemours & Co.
09/01/02                               6.500%   $  3,000,000   $  3,064,821
                                                               ------------
BROKER/DEALERS - 6.2%
Merrill Lynch & Co., Inc.
02/12/03                               6.000%      4,000,000      4,071,228
01/15/04                               5.880%      4,000,000      4,041,108
08/01/04                               6.550%      1,400,000      1,438,469
Morgan Stanley Group, Inc.
03/01/07                               6.875%      5,000,000      5,104,690
                                                               ------------
TOTAL BROKER/DEALERS                                             14,655,495
                                                               ------------
CAPITAL GOODS - 3.6%
Lockheed Martin Corp.
03/15/03                               6.750%      1,300,000      1,328,513
PitneyBowes, Inc.
02/01/05                               5.950%      5,000,000      5,025,625
Rockwell International Corp.
09/15/02                               6.750%      2,000,000      2,046,356
                                                               ------------
TOTAL CAPITAL GOODS                                               8,400,494
                                                               ------------

CONSUMER SERVICES - 3.6%
Safeway, Inc.
09/15/04                               6.850%      1,400,000      1,441,133
Wal-Mart Stores, Inc.
05/15/02                               6.750%      2,000,000      2,038,598
Walt Disney Co.
12/15/03                               5.125%      5,000,000      4,984,765
                                                               ------------
TOTAL CONSUMER SERVICES                                           8,464,496
                                                               ------------
FINANCIAL SERVICES - 11.0%
Associates Corp. of North America
04/15/03                               6.000%      4,000,000      4,066,656
Boeing Capital Corp.
09/27/05                               7.100%      3,000,000      3,149,394
Cigna Corp.
01/15/06                               6.375%      1,350,000      1,350,531
Ford Motor Credit Co.
09/25/01                               7.000%      1,000,000      1,006,295
General Electric Capital Corp.
04/15/02                               7.450%      2,000,000      2,051,742
12/15/07                               6.290%      5,000,000      5,048,720
General Motors Acceptance Corp.
03/12/03                               5.800%      5,000,000      5,038,325
07/15/05                               7.500%      3,000,000      3,136,761
Pitney Bowes Credit Corp.
07/16/01                               6.780%      1,000,000      1,000,664
                                                               ------------
TOTAL FINANCIAL SERVICES                                         25,849,088
                                                               ------------
HEALTHCARE- 1.5%
Abbott Laboratories
07/01/06                               5.625%      3,500,000      3,488,485
                                                               ------------
UTILITIES - 4.9%
GTE North, Inc.
11/01/08                               6.900%   $  3,500,000   $  3,566,678
New York Telephone Co.
02/15/04                               6.250%        875,000        893,463
Texas Utilities Co.
10/01/02                               6.200%      2,000,000      2,029,086
U.S. West Capital Funding, Inc.
07/15/05                               6.250%      5,000,000      4,953,475
                                                               ------------
TOTAL UTILITIES                                                  11,442,702
                                                               ------------
TOTAL CORPORATE BONDS & NOTES                                    89,709,443
(Cost $88,899,202)                                             ------------


MONEY MARKET MUTUAL FUND - 2.4%
SSGA Prime Money Market Fund                       5,592,437      5,592,437
                                                               ------------
TOTAL MONEY MARKET MUTUAL FUND                                    5,592,437
(Cost $5,592,437)                                              ------------


TOTAL INVESTMENTS - 100.0%                                     $234,929,623
(Cost $233,157,025)                                            ============


INCOME TAX INFORMATION:

At June 30, 2001, the net unrealized depreciation based on cost for income tax purposes of $233,157,025 was as follows:

Aggregate gross unrealized appreciation for
all investments in which there was an excess
of value over tax cost                                      $ 2,791,514

Aggregate gross unrealized depreciation for
all investments in which there was an excess
of tax cost over value                                       (1,018,916)
                                                            -----------

Net unrealized depreciation                                 $ 1,772,598
                                                            ===========

OTHER INFORMATION:

Purchases and sales of securities, other than short-term securities, for the year ended June 30, 2001 aggregated $136,678,356 and $124,691,078 respectively. Purchases and sales of U.S. Government and Agency securities, other than short-term securities, for the year ended June 30, 2001 aggregated $112,769,701 and $96,011,157, respectively.



    The accompanying notes are an integral part of the financial statements.
7

FIRST FUNDS ANNUAL REPORT
TENNESSEE TAX-FREE PORTFOLIO
PORTFOLIO OF INVESTMENTS
June 30, 2001
(Showing Percentage of Total Value of Investments)

Due                                                       Bond Rating   Principal       Value
Date                                         Coupon        Moody/S&P     Amount        (Note 1)
----                                      -------------   -----------  -----------   -----------
TENNESSEE MUNICIPAL OBLIGATIONS - 98.2%
GENERAL OBLIGATION BONDS- 52.4%
Anderson County
Rural Elementary School
03/01/08                                  5.150%, FGIC       Aaa/AAA   $   500,000   $   514,670
Bradley County
03/01/10                                  4.250%             Aaa/AAA     4,065,000     4,044,431
Chattanooga
11/01/06                                  5.600%              Aa3/AA       500,000       522,375
05/01/08                                  5.400%, FSA        Aaa/AAA       500,000       522,360
Collierville
Water & Sewer Systems
11/16/01                                  5.500%, MBIA       Aaa/AAA     1,000,000     1,022,100
Crockett County
04/01/11                                  5.000%, AMBAC       Aaa/NR       500,000       516,060
Franklin City
Special School District
06/01/12                                  5.100%              Aa3/NR      2,500,000     2,603,975
Franklin County
03/01/13                                  5.250%, MBIA       Aaa/AAA       750,000       769,230
Gatlinburg
12/01/01                                  6.500%, AMBAC      Aaa/AAA       500,000       507,755
Grundy County
05/01/06                                  5.350%, FGIC       Aaa/AAA       300,000       319,479
Hamilton County
07/01/03                                  5.200%              Aa1/NR     1,000,000     1,039,410
07/01/05                                  5.400%              Aa1/NR       500,000       532,590
11/01/09                                  5.000%              Aa1/NR     3,100,000     3,261,944
11/01/15                                  5.300%              Aa1/NR     3,535,000     3,650,241
Jackson
03/01/14                                  5.125%, MBIA        Aaa/NR     3,100,000     3,155,335
Johnson City
06/01/08                                  5.600%, FSA        Aaa/AAA       500,000       534,420
06/01/12                                  5.900%, FSA        Aaa/AAA       245,000       263,880
05/01/14                                  5.550%, FGIC       Aaa/AAA     2,250,000     2,342,790
Kingsport
09/01/02                                  5.500%               A1/NR     1,000,000     1,029,300
09/01/07                                  5.900%               A1/A+     1,000,000     1,041,920
Knox County
04/01/08                                  5.100%               Aa/AA     2,000,000     2,067,140
02/01/12                                  5.000%              Aa3/AA     2,000,000     2,095,460
Knoxville
05/01/07                                  5.250%, MBIA       Aaa/AAA     3,000,000     3,163,350
05/01/08                                  5.300%, MBIA       Aaa/AAA     1,350,000     1,420,834
La Vergne
Water & Sewer
03/01/14                                  5.400%               A1/NR       500,000       512,430
Maury County
04/01/07                                  5.125%, AMBAC      Aaa/AAA     2,000,000     2,082,560
Memphis
11/01/10                                  5.200%               Aa/AA     1,000,000     1,039,450
10/01/11                                  5.125%              Aa2/AA     1,000,000     1,038,330
07/01/12                                  5.250%               Aa/AA     3,000,000     3,080,040
04/01/13                                  5.250%              Aa2/AA     4,000,000     4,161,840
11/01/13                                  5.250%               Aa/AA     1,000,000     1,026,990
Metropolitan Nashville & Davidson
05/15/07                                  5.700%               Aa/AA     1,000,000     1,045,310
Monroe County
05/01/06                                  5.250%, FSA         Aaa/NR     1,500,000     1,590,855
Murfreesboro
08/01/04                                  5.500%               A1/NR   $ 1,000,000   $ 1,021,470
Oak Ridge
07/01/08                                  5.400%               Aa/A+     1,000,000     1,033,060
07/01/10                                  5.550%               Aa/A+       500,000       517,005
Putnam County
04/01/05                                  5.250%, MBIA       Aaa/AAA     3,000,000     3,143,610
04/01/07                                  5.100%, MBIA       Aaa/AAA     1,540,000     1,600,276
Rutherford County
04/01/08                                  5.200%             Aa3/AA-     2,000,000     2,092,220
04/01/09                                  5.250%             Aa3/AA-       500,000       531,810
04/01/14                                  5.000%              Aa2/AA     5,000,000     5,074,350
Sevier County
04/01/08                                  5.250%, FGIC       Aaa/AAA       750,000       771,495
Shelby County
03/01/04                                  5.550%             Aa2/AA+       730,000       737,826
04/01/09                                  5.500%             Aa3/AA+     1,125,000     1,183,073
06/01/09                                  5.625%             Aa2/AA+     1,000,000     1,082,330
11/01/09                                  5.300%             Aa2/AA+     3,000,000     3,219,300
03/01/10                                  5.500%             Aa3/AA+     2,000,000     2,167,300
04/01/10                                  5.500%             Aa2/AA+       750,000       791,985
04/01/14                                  5.625%             Aa3/AA+       500,000       539,285
04/01/14                                  5.625%              NR/AA+     1,500,000     1,551,780
05/01/14                                  4.700%             Aa3/AA+     2,000,000     1,998,680
Tennessee State
03/01/07                                  5.400%             Aa1/AA+     1,740,000     1,850,525
05/01/11                                  5.000%             Aa1/AA+     4,000,000     4,189,480
05/01/13                                  5.300%             Aa1/AA+       750,000       783,172
Tipton County
04/01/12                                  5.250%, AMBAC       Aaa/NR       500,000       519,000
Weakley County
05/01/09                                  5.000%, FGIC       Aaa/AAA       350,000       359,646
White House
02/01/12                                  5.300%, MBIA       Aaa/AAA     1,000,000     1,022,600
Williamson County
04/01/06                                  5.500%              Aa1/NR     2,000,000     2,080,800
03/01/11                                  6.000%              Aa1/NR     1,000,000     1,120,180
03/01/13                                  5.000%              Aa1/NR     1,500,000     1,539,195
03/01/15                                  5.150%              Aa1/NR     1,500,000     1,535,925
Wilson County
04/01/07                                  5.250%               A1/NR     1,000,000     1,041,640
                                                                                     -----------
TOTAL GENERAL OBLIGATION BONDS                                                        97,617,872
                                                                                     -----------
REVENUE BONDS - 45.8%
AIRPORT AUTHORITY - 0.3%
Memphis - Shelby County
09/01/12                                  5.350%            Baa2/BBB       500,000       510,500
                                                                                     -----------
HEALTH & EDUCATION - 20.6%
Anderson County
Methodist Medical Center
07/01/05                                  5.500%               A1/NR     1,400,000     1,428,210
07/01/08                                  5.700%               A1/NR     1,000,000     1,018,960
Blount County
07/01/09                                  5.250%             Baa1/NR     2,765,000     2,686,889
Bristol
Memorial Hospital
09/01/13                                  5.125%, FGIC       Aaa/AAA     1,500,000     1,522,020
Chattanooga-Hamilton
10/01/04                                  5.375%, FSA        Aaa/AAA     2,000,000     2,108,120
Franklin County
09/01/09                                  4.750%               NR/A+     2,150,000     2,209,878



    The accompanying notes are an integral part of the financial statements.

FIRST FUNDS ANNUAL REPORT
TENNESSEE TAX-FREE PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
June 30, 2001
(Showing Percentage of Total Value of Investments)

Due                                                            Bond Rating    Principal       Value
Date                                              Coupon        Moody/S&P      Amount        (Note 1)
----                                          --------------   -----------   -----------   -----------
TENNESSEE MUNICIPAL OBLIGATIONS (CONTINUED)
REVENUE BONDS (CONTINUED)
HEALTH & EDUCATION (CONTINUED)
Jackson
04/01/06                                      5.300%                 A1/A+   $ 1,000,000   $ 1,029,860
04/01/07                                      5.300%                 A1/A+     2,000,000     2,054,540
04/01/10                                      5.500%, AMBAC        Aaa/AAA       400,000       419,592
Johnson City
07/01/09                                      5.125%, MBIA          NR/AAA     5,705,000     6,052,035
Knox County
04/01/05                                      4.875%               Baa1/NR     2,600,000     2,596,724
Knox County
Baptist Health
04/15/11                                      5.500%, CONLEE        NR/AAA     3,000,000     3,178,470
Knox County
Ft. Sanders
01/01/14                                      5.750%, MBIA         AAA/Aaa     1,000,000     1,085,520
01/01/15                                      5.250%               AAA/Aaa     2,175,000     2,242,969
Metropolitan Nashville & Davidson
Vanderbilt University
05/01/16                                      5.600%                Aa3/AA     2,600,000     2,721,420
Shelby County
Methodist Healthcare
08/01/12                                      5.500%, MBIA         Aaa/AAA     2,000,000     2,085,740
Sullivan County
Holston Valley Healthcare
02/15/13                                      5.750%, MBIA         Aaa/AAA     1,200,000     1,246,284
Tennessee State School
Board Authority
05/01/11                                      5.500%                 A1/AA       500,000       529,710
Wilson County
03/30/07                                      5.000%, FSA           Aaa/NR     2,000,000     2,096,260
                                                                                           -----------
TOTAL HEALTH & EDUCATION                                                                    38,313,201
                                                                                           -----------
HOUSING - 1.0%
Metropolitan Nashville & Davidson
Multi-Family Housing
02/01/21                                      5.200%, FSA           NR/AAA     1,000,000     1,039,910
Tennessee Housing
Development Agency
01/01/11                                      5.800%                Aa2/AA       400,000       425,708
07/01/13                                      5.800%                Aa2/AA       350,000       361,413
                                                                                           -----------
TOTAL HOUSING                                                                                1,827,031
                                                                                           -----------
INDUSTRIAL DEVELOPMENT - 0.4%
Memphis-Shelby County
03/15/05                                      5.400%                NR/AA-       650,000       670,553
                                                                                           -----------
PUBLIC BUILDING AUTHORITY - 0.7%
Sevier County
09/01/06                                      5.500%, AMBAC        Aaa/AAA       775,000       824,646
09/01/10                                      5.400%, AMBAC         Aaa/NR       500,000       521,450
                                                                                           -----------
TOTAL PUBLIC BUILDING AUTHORITY                                                              1,346,096
                                                                                           -----------
STATE AUTHORITY - 3.3%
Tennessee State Local
Development Authority
10/01/02                                      5.600%                   A/A       400,000       412,188
03/01/05                                      5.500%                A2/AA-     2,500,000     2,618,550
03/01/14                                      5.125%, MBIA         Aaa/AAA     2,000,000     2,039,960
10/01/14                                      6.450%                   A/A   $ 1,000,000   $ 1,108,370
                                                                                           -----------
TOTAL STATE AUTHORITY                                                                        6,179,068
                                                                                           -----------
UTILITY - 19.5%
Clarksville
Water, Sewer & Gas
02/01/10                                      5.300%, MBIA          Aaa/NR       900,000       954,630
Dickson Electric
09/01/11                                      5.625%, MBIA         Aaa/AAA     1,000,000     1,090,380
Fayetteville Electric
04/01/11                                      5.250%                  A/NR     1,750,000     1,798,562
Harpeth Valley
Utility District
09/01/03                                      5.250%                  A1/A     1,000,000     1,043,600
09/01/06                                      5.500%                  A1/A       500,000       526,520
09/01/11                                      5.500%                  A1/A     1,650,000     1,709,268
Johnson City
Electric
05/01/10                                      5.400%, MBIA         Aaa/AAA       500,000       522,140
05/01/12                                      5.100%, MBIA         Aaa/AAA     1,500,000     1,544,280
Knox Chapman
Water & Sewer
01/01/04                                      5.500%, MBIA         Aaa/AAA       475,000       497,567
Knoxville
Electric
07/01/12                                      5.700%                Aa3/AA       500,000       519,660
Knoxville
Gas
03/01/14                                      5.350%                Aa3/AA     2,760,000     2,811,998
La Follette
Electric
06/01/11                                      5.800%, AMBAC        Aaa/AAA       430,000       471,478
03/01/15                                      5.250%, AMBAC         Aaa/NR     1,000,000     1,019,510
Lawrenceburg
Electric
07/01/06                                      5.200%, MBIA         Aaa/AAA       345,000       365,797
Lenoir City
Electric
06/01/07                                      5.000%, ABMAC         Aaa/NR     2,000,000     2,093,480
Madison
Utility District
02/01/10                                      5.600%, MBIA         Aaa/AAA       500,000       534,785
Memphis
Electric
01/01/03                                      5.800%                Aa/AAA     3,000,000     3,115,170
Memphis
Sanitation Sewer System
01/01/05                                      5.250%               Aa2/AA+     2,250,000     2,366,932
Metropolitan Nashville & Davidson
Electric
05/15/15                                      5.125%                Aa3/AA     1,000,000     1,015,420
Metropolitan Nashville & Davidson
Water & Sewer
01/01/08                                      5.000%, FGIC         Aaa/AAA     4,000,000     4,184,720
01/01/13                                      5.200%, FGIC         Aaa/AAA     1,500,000     1,570,065
01/01/15                                      5.750%, AMBAC        Aaa/AAA     1,000,000     1,034,700
Rutherford County
Water Works
02/01/11                                      5.100%, FGIC          Aaa/NR       500,000       520,060



    The accompanying notes are an integral part of the financial statements.
9

FIRST FUNDS ANNUAL REPORT

TENNESSEE TAX-FREE PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
June 30, 2001
(Showing Percentage of Total Value of Investments)

Due                                                           Bond Rating    Principal        Value
Date                                             Coupon        Moody/S&P       Amount        (Note 1)
----                                          -------------   -----------   ------------   ------------
TENNESSEE MUNICIPAL OBLIGATIONS (CONTINUED)
REVENUE BONDS (CONTINUED)
UTILITY (CONTINUED)
Sevier County
Gas
05/01/11                                      5.400%, AMBAC        Aaa/NR   $  1,000,000   $  1,051,850
Tennessee
Energy Acquisition
09/01/05                                      4.400%, AMBAC       Aaa/AAA      4,000,000      4,002,800
                                                                                           ------------
TOTAL UTILITY                                                                                36,365,372
                                                                                           ------------
TOTAL REVENUE BONDS                                                                          85,211,821
                                                                                           ------------
TOTAL TENNESSEE MUNICIPAL OBLIGATIONS                                                       182,829,693
 (Cost $177,997,109)                                                                       ------------

OTHER STATE MUNICIPAL OBLIGATIONS - 1.2%
GENERAL OBLIGATION BONDS - 0.4%
Harris County, Texas
08/15/15                                      6.500%               Aa2/AA        785,000        818,119
                                                                                           ------------
REVENUE BONDS - 0.8%
BANKS - 0.3%
Indiana
02/01/04                                      5.500%               NR/AAA        500,000        524,380
                                                                                           ------------
TRANSPORTATION - 0.5%
Indianapolis
Public Improvement Transportation
07/01/10                                      6.000%               Aa/AA-        950,000      1,002,412
                                                                                           ------------
TOTAL REVENUE BONDS                                                                           1,526,792
                                                                                           ------------
TOTAL OTHER STATE MUNICIPAL OBLIGATIONS                                                       2,344,911
 (Cost $2,248,202)                                                                         ------------

                                          Shares
                                       ------------
MONEY MARKET MUTUAL FUND- 0.6%
Federated Municipal Obligations Fund      1,187,716                                           1,187,716
                                                                                           ------------

TOTAL MONEY MARKET MUTUAL FUND                                                                1,187,716
 (Cost $1,187,716)                                                                         ------------

TOTAL INVESTMENTS - 100.0%                                                                 $186,362,320
(Cost $181,433,027)                                                                        ============

The Portfolio had the following insurance concentration of 10% or greater at June 30, 2001 (as a percentage of net assets):

MBIA     17.7%

INCOME TAX INFORMATION:

At June 30, 2001, the net unrealized depreciation based on cost for income tax purposes of $181,433,027 was as follows:

Aggregate gross unrealized appreciation for
all investments in which there was an excess
of value over tax cost                                      $5,208,359

Aggregate gross unrealized depreciation for
all investments in which there was an excess
of tax cost over value                                        (279,066)
                                                            ----------

Net unrealized depreciation                                 $4,929,293
                                                            ==========

OTHER INFORMATION:

Purchases and sales of securities, other than short-term securities, for the year ended June 30, 2001 aggregated $24,825,650 and $36,161,605 respectively.
Ratings:

The Moody's and S&P ratings are believed to be the most recent ratings at June 30, 2001. Ratings are not covered by the report of Independent Accountants.

UNAUDITED INCOME TAX INFORMATION:

Tennessee Tax-Free Portfolio had designated all dividends paid during the year ended June 30, 2001 as exempt-interest dividends. Thus, 100% of these distributions are exempt from Federal income tax.



    The accompanying notes are an integral part of the financial statements.

FIRST FUNDS ANNUAL REPORT

U.S. TREASURY MONEY MARKET PORTFOLIO
PORTFOLIO OF INVESTMENTS
June 30, 2001
(Showing Percentage of Total Value of Investments)

                                            Maturity       Value
                                             Amount       (Note 1)
                                           -----------   -----------
REPURCHASE AGREEMENTS - 100.0%
Barclays Capital, Inc., 3.95%,
dated 06/29/01, due 07/02/01,
collaterized by $5,150,024 U.S. Treasury
Bond, 6.50%, due 11/15/26                  $ 5,001,646   $ 5,000,000

Greenwich, 3.95%,
dated 06/29/01, due 07/02/01,
collaterized by $5,102,550 U.S. Treasury
Note, 6.50%, due 03/31/02                    5,001,646     5,000,000

State Street, 3.90%,
dated 06/29/01, due 07/02/01,
collaterized by $807,538 U.S. Treasury
Note, 5.625%, due 12/31/02                     788,256       788,000
                                                         -----------
TOTAL REPURCHASE AGREEMENTS                               10,788,000
                                                         -----------
TOTAL INVESTMENTS - 100.0%                               $10,788,000
                                                         ===========

INCOME TAX INFORMATION:

Total cost for Federal income tax purposes - $10,788,000

As of June 30, 2001, the U.S. Treasury Money Market Portfolio had capital loss carry-overs of approximately $8,010 and $2,755 available to offset capital gains to the extent provided in regulations, which will expire on June 30, 2006 and June 30, 2007, respectively.

The U.S. Treasury Portfolio intends to elect to defer to its fiscal year ending June 30, 2002, $530 of losses recognized during the period November 1, 2000 to June 30, 2001.

U.S. GOVERNMENT MONEY MARKET PORTFOLIO
PORTFOLIO OF INVESTMENTS
June 30, 2001
(Showing Percentage of Total Value of Investments)

Due                                             Discount Rate or      Principal       Value
Date                                            Coupon Rate            Amount        (Note 1)
----                                            ----------------     -----------   -----------
U.S. GOVERNMENT OBLIGATIONS 80.1%

FEDERAL FARM CREDIT BANK - 2.3%
11/19/01                                                   4.950%    $ 1,000,000   $ 1,004,212
05/13/02                                                   6.920%      1,000,000     1,022,485
                                                                                   -----------
TOTAL FEDERAL FARM CREDIT BANK                                                       2,026,697
                                                                                   -----------
FEDERAL HOME LOAN BANK - 24.7%
07/25/01                                                   5.040%      5,000,000     4,983,200
08/15/01                                                   5.875%      1,000,000     1,002,102
10/12/01                                                   4.520%*     5,000,000     4,999,037
10/19/01                                                   4.589%*     5,000,000     4,998,972
02/01/02                                                   6.750%      2,000,000     2,019,171
03/26/02                                                   4.500%      3,605,000     3,617,250
                                                                                   -----------
TOTAL FEDERAL HOME LOAN BANK                                                        21,619,732
                                                                                   -----------
FEDERAL HOME LOAN MORTGAGE CORP. - 14.0%
07/13/01                                                   4.730%        600,000       599,054
07/19/01                                                   5.100%      3,000,000     2,992,350
07/19/01                                                   3.900%      2,000,000     1,996,100
09/13/01                                                   3.690%      4,048,000     4,017,296
04/10/02                                                   6.780%      2,615,000     2,657,401
                                                                                   -----------
TOTAL FEDERAL HOME LOAN MRTG. CORP                                                  12,262,201
                                                                                   -----------
FEDERAL NATIONAL MORTGAGE ASSOCIATION - 31.1%
07/19/01                                                   4.200%      1,470,000     1,466,913
08/02/01                                                   4.120%      3,000,000     2,989,013
08/15/01                                                   0.000%        325,000       323,069
09/06/01                                                   4.695%      5,000,000     4,956,310
10/04/01                                                   3.970%*     4,000,000     3,999,336
11/30/01                                                   4.300%      2,000,000     1,963,689
12/03/01                                                   3.790%*     5,000,000     4,999,180
03/21/02                                                   3.845%*     5,000,000     5,000,000
07/05/02                                                   3.950%      1,500,000     1,499,333
                                                                                   -----------
TOTAL FEDERAL NAT'L MORTGAGE ASSOC                                                  27,196,843
                                                                                   -----------

STUDENT LOAN MARKETING ASSOCIATION - 8.0%
07/02/02                                                   3.930%*     2,000,000     1,999,600
06/12/02                                                   3.841%*     5,000,000     4,999,526
                                                                                   -----------
TOTAL STUDENT LOAN  MARKETING ASSOC                                                  6,999,126
                                                                                   -----------
TOTAL U.S. GOVERNMENT OBLIGATIONS                                                   70,104,599
                                                                                   -----------
REPURCHASE AGREEMENTS - 19.9%
Shearson Lehman, 4.05%,
dated 06/29/01, due 07/02/01,
collaterized by $8,267,976
Federal National Mortgage Association,
6.00%, due 05/01/16                                                    8,002,700     8,000,000



    The accompanying notes are an integral part of the financial statements.
11

FIRST FUNDS ANNUAL REPORT

U.S. GOVERNMENT MONEY MARKET PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
June 30, 2001
(Showing Percentage of Total Value of Investments)

Due                                 Discount Rate or     Maturity      Value
Date                                Coupon Rate           Amount      (Note 1)
----                                ----------------   -----------   -----------
REPURCHASE AGREEMENTS (CONTINUED)
State Street, 4.05%,
dated 06/29/01, due 07/02/01,
collaterized by $9,716,582
Federal Farm Credit Bank,
4.45%, due 12/04/02                                      9,434,183   $ 9,431,000
                                                                     -----------
TOTAL REPURCHASE AGREEMENTS                                           17,431,000
                                                                     -----------
TOTAL INVESTMENTS - 100.0%                                           $87,535,599
                                                                     ===========

*Floating or variable rate security - rate disclosed as of June 30, 2001.
 Maturity date represents the next interest rate reset date.

INCOME TAX INFORMATION:

Total cost for Federal income tax purposes - $87,535,599

As of June 30, 2001, the U.S. Government Money Market Portfolio had capital loss carry-overs of approximately $7,014, $919, $6,010 and $3,440 available to offset capital gains to the extent provided in regulations, which will expire on June 30, 2005, June 30, 2006, June 30, 2008, and June 30, 2009, respectively.

The U.S. Government Money Market Portfolio intends to elect to defer to its fiscal year ending June 30, 2001, $557 of losses recognized during the period November 1, 2000 to June 30, 2001.

MUNICIPAL MONEY MARKET PORTFOLIO
PORTFOLIO OF INVESTMENTS
June 30, 2001
(Showing Percentage of Total Value of Investments)

Due                                   Discount Rate or     Principal    Value
Date                                  Coupon Rate          Amount       (Note 1)
----                                  ----------------     ----------   ----------
MUNICIPAL BONDS & NOTES - 100.0%
ALABAMA - 2.5%
Alabama Housing Financial Authority
07/04/01                                         2.650%*   $  500,000   $  500,000
Homewood Educational Building
07/02/01                                         3.300%*    1,350,000    1,350,000
                                                                        ----------
                                                                         1,850,000
                                                                        ----------
ARIZONA - 2.2%
Apache County
Industrial Development
07/04/01                                         2.750%*    1,600,000    1,600,000
                                                                        ----------

COLORADO - 0.5%
Colorado Educational &
Cultural Facilities
07/05/01                                         2.750%*      385,000      385,000
                                                                        ----------

FLORIDA - 1.4%
Gainesville Utility Systems
09/07/01                                         2.700%     1,000,000    1,000,000
                                                                        ----------

GEORGIA - 5.9%
Cobb County Housing Authority
Post Bridge Project
07/04/01                                         2.650%*    1,550,000    1,550,000
Fulton County
Authorities
07/04/01                                         2.700%*    1,000,000    1,000,000
Macon Bibb County Hospital
07/02/01                                         3.350%*    1,100,000    1,100,000
Smyrna Housing Authority
Villages Project
07/04/01                                         2.650%*      700,000      700,000
                                                                        ----------
                                                                         4,350,000
                                                                        ----------

ILLINOIS - 0.7%
Illinois Development Authority
07/04/01                                         2.700%*      500,000      500,000
                                                                        ----------

INDIANA - 1.8%
Indiana State Educational
Facilities Authority
07/04/01                                         2.700%*    1,300,000    1,300,000
                                                                        ----------

IOWA - 2.7%
Des Moines
Community Development
07/05/01                                         2.850%*    2,000,000    2,000,000
                                                                        ----------

KENTUCKY - 2.7%
McCeary County Industrial Building
04/01/15                                         3.125%     2,000,000    2,000,000
                                                                        ----------

LOUISIANA - 3.9%
Louisiana
Public Hospital
07/05/01                                         2.700%*    1,590,000    1,590,000
07/04/01                                         2.700%*    1,300,000    1,300,000
                                                                        ----------
                                                                         2,890,000
                                                                        ----------



    The accompanying notes are an integral part of the financial statements.

FIRST FUNDS ANNUAL REPORT

MUNICIPAL MONEY MARKET PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
June 30, 2001
(Showing Percentage of Total Value of Investments)

Due                                   Discount Rate or     Principal      Value
Date                                  Coupon Rate            Amount      (Note 1)
----                                  ----------------     ----------   ----------
MUNICIPAL BONDS & NOTES (CONTINUED)
MARYLAND - 1.3%
Montgomery County
Economic Development
07/04/01                                         3.120%*   $  980,000   $  980,000
                                                                        ----------

MASSACHUSETTS - 4.1%
Holliston
05/24/02                                         3.750%     1,000,000    1,008,696
Massachusetts State
07/05/01                                         2.450%*    2,000,000    2,000,000
                                                                        ----------
                                                                         3,008,696
                                                                        ----------

MICHIGAN - 0.7%
Farmington Hills
Hospital
02/15/02                                         6.500%       500,000      521,405
                                                                        ----------

MINNESOTA - 4.2%
Hennepin County
07/05/01                                         2.600%*    2,205,000    2,205,000
Minneapolis
07/05/01                                         2.600%*      200,000      200,000
Minneapolis
07/05/01                                         2.600%*      100,000      100,000
Ramsey County
02/01/02                                         5.250%       575,000      582,247
                                                                        ----------
                                                                         3,087,247
                                                                        ----------

MISSISSIPPI - 3.4%
Jackson County Pollution Control
07/02/01                                         3.250%*    2,485,000    2,485,000
                                                                        ----------

MISSOURI - 5.0%
Missouri State
Environmental Improvement
07/04/01                                         2.850%*    3,300,000    3,300,000
Missouri State Utilities Lease
07/04/01                                         2.800%*      400,000      400,000
                                                                        ----------
                                                                         3,700,000
                                                                        ----------

NEVADA - 3.0%
Clark County Airport Authority
07/04/01                                         2.600%*    2,244,000    2,244,030
                                                                        ----------

NEW JERSEY - 4.9%
Kinnelon
03/07/02                                         3.750%       904,700      907,088
Maywood
06/14/02                                         3.500%       500,000      503,708
New Jersey Sport & Expo
07/05/01                                         2.400%*    1,200,000    1,200,000
Secaucus
01/18/02                                         3.300%     1,000,000    1,002,854
                                                                        ----------
                                                                         3,613,650
                                                                        ----------

NEW MEXICO - 1.4%
New Mexico State
Hospital Equipment
07/04/01                                         2.850%*    1,000,000    1,000,000
                                                                        ----------

NEW YORK - 2.9%
New York City
Transitional
07/04/01                                         2.550%*   $  100,000   $  100,000
New York State
Local Government Assistance
07/04/01                                         2.400%*    2,000,000    2,000,000
                                                                        ----------
                                                                         2,100,000
                                                                        ----------

NORTH CAROLINA - 2.0%
Charlotte Mecklenberg Hospital
07/06/01                                         2.600%*      315,000      315,000
07/06/01                                         2.550%*    1,000,000    1,000,000
North Carolina Medical Care
Community Hospital - Duke
University Hospital Project
07/06/01                                         2.750%*      130,000      130,000
                                                                        ----------
                                                                         1,445,000
                                                                        ----------

OHIO - 12.5%
Cuyahoga County Hospital
07/04/01                                         2.700%*      995,000      995,000
07/04/01                                         2.800%*      290,000      290,000
Fairfield County Industrial
Development Authority
10/11/01                                         4.875%       500,000      500,567
Hamilton County
Healthcare
07/06/01                                         2.820%*      900,000      900,000
Medina County Housing
Oaks at Medina
07/05/01                                         2.830%*      980,000      980,000
Milford School District
01/17/02                                         3.210%       500,000      501,557
Montgomery County
Health Care Facility
07/05/01                                         2.800%*      330,000      330,000
Muskingum County
05/30/02                                         3.210%       500,000      500,931
North Olmsted
07/31/01                                         3.750%     2,000,000    2,001,061
Sidney School District
08/07/01                                         3.920%     1,000,000    1,000,523
Westlake
09/04/01                                         3.600%       350,000      350,244
Wilmington
01/15/02                                         3.350%       855,000      856,306
                                                                        ----------
                                                                         9,206,189
                                                                        ----------

PENNSYLVANIA - 5.7%
Lehigh County Water Authority
07/04/01                                         2.600%*    1,000,000    1,000,000
Luzerne County
Convention Center
07/05/01                                         2.650%*    1,790,000    1,790,000
Pennsylvania State
Higher Education
07/04/01                                         2.750%*      700,000      700,000
07/04/01                                         2.750%*      200,000      200,000



    The accompanying notes are an integral part of the financial statements.
13

FIRST FUNDS ANNUAL REPORT

MUNICIPAL MONEY MARKET PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
June 30, 2001
(Showing Percentage of Total Value of Investments)

Due                                       Discount Rate or      Principal      Value
Date                                      Coupon Rate            Amount       (Note 1)
----                                      ----------------     -----------   -----------
MUNICIPAL BONDS & NOTES (CONTINUED)
PENNSYLVANIA (CONTINUED)
Sayre
Healthcare Facilities
07/04/01                                             2.700%*   $   100,000   $   100,000
Washington County Equipment Lease
07/04/01                                             2.700%*       380,000       380,000
                                                                             -----------
                                                                               4,170,000
                                                                             -----------

SOUTH CAROLINA - 2.3%
Charleston County
School District
02/01/02                                             4.000%        300,000       301,282
Piedmont
Power Agency
07/04/01                                             2.650%*     1,400,000     1,400,000
                                                                             -----------
                                                                               1,701,282
                                                                             -----------

TENNESSEE - 10.9%
Chattanooga Health, Education & Housing
Baylor
07/04/01                                             2.700%*       915,000       915,000
Clarksville Public Building Authority
07/05/01                                             2.650%*     1,150,000     1,150,000
Memphis
07/04/01                                             2.750%*       900,000       900,000
10/01/01                                             5.000%      1,360,000     1,361,974
Metro. Gov't Nashville Airport
07/04/01                                             2.700%*       800,000       800,000
Metro. Gov't Nashville Health
& Education
01/15/02                                             3.700%      1,000,000     1,000,000
Shelby County
08/17/01                                             3.200%      1,000,000     1,000,000
Washington County
Industrial Development
Springbrook Property
07/04/01                                             2.700%*       910,000       910,000
                                                                             -----------
                                                                               8,036,974
                                                                             -----------

UTAH - 2.0%
Intermountain Power Agency
08/10/01                                             3.100%      1,000,000     1,000,000
Salt Lake City
07/04/01                                             2.700%*       500,000       500,000
                                                                             -----------
                                                                               1,500,000
                                                                             -----------

VIRGINIA - 0.9%
Hampton
Housing Authority
07/04/01                                             2.600%*       350,000       350,000
Lynchburg
Industrial Development Authority
07/04/01                                             2.750%*       300,000       300,000
                                                                             -----------
                                                                                 650,000
                                                                             -----------

WASHINGTON D.C. - 2.0%
District of Columbia Revenue
07/04/01                                             2.700%*     1,500,000     1,500,000
                                                                             -----------

WISCONSIN - 6.5%
Beloit School District
10/26/01                                             4.550%    $   500,000   $   500,077
Grafton School District
12/20/01                                             3.500%      3,300,000     3,302,708
Menasha School District
06/15/02                                             3.120%      1,000,000     1,001,189
                                                                             -----------
                                                                               4,803,974
                                                                             -----------
TOTAL MUNICIPAL BONDS & NOTES                                                 73,628,447
                                                                             -----------
TOTAL INVESTMENTS - 100.0%                                                   $73,628,447
                                                                             ===========

*Floating or variable rate security - rate disclosed as of June 30, 2001.
 Maturity date represents the next interest rate reset date.

INCOME TAX INFORMATION:

Total cost for Federal income tax purposes - $73,628,447

As of June 30, 2001, the Municipal Money Market Portfolio had capital loss carry-overs of approximately $3,010, $897 and $3,392 available to offset capital gains to the extent provided in regulations, which will expire on June 30, 2002, June 30, 2006, and June 30, 2009, respectively.

UNAUDITED INCOME TAX INFORMATION:

Municipal Money Market Portfolio had designated all dividends paid during the year ended June 30, 2001 as exempt-interest dividends. Thus, 100% of these distributions are exempt from Federal income tax.



    The accompanying notes are an integral part of the financial statements.

FIRST FUNDS ANNUAL REPORT

CASH RESERVE PORTFOLIO
PORTFOLIO OF INVESTMENTS
June 30, 2001
(Showing Percentage of Total Value of Investments)

Due                                                           Discount Rate or     Principal       Value
Date                                                          Coupon Rate           Amount        (Note 1)
----                                                          ----------------   ------------   ------------
U.S. GOVERNMENT & AGENCY OBLIGATIONS - 38.4%

FEDERAL HOME LOAN BANK DISCOUNT NOTE - 5.9%
08/01/01                                                                         $ 11,921,000   $ 11,871,932
08/15/01                                                                            1,542,000      1,534,136
09/21/01                                                                            2,370,000      2,348,083
                                                                                                ------------
TOTAL FEDERAL HOME LOAN BANK
DISCOUNT NOTE                                                                                     15,754,151
                                                                                                ------------
FEDERAL HOME LOAN MORTGAGE CORPORATION DISCOUNT NOTE - 17.6%
07/27/01                                                                           14,536,000     14,486,133
11/08/01                                                                           10,000,000      9,863,139
11/16/01                                                                            4,245,000      4,183,164
12/14/01                                                                            5,000,000      4,910,775
12/21/01                                                                            2,551,000      2,506,132
02/15/02                                                                            6,196,000      6,048,594
03/27/02                                                                            5,000,000      4,860,269
                                                                                                ------------
TOTAL FEDERAL HOME LOAN MORTGAGE
 CORPORATION DISCOUNT NOTE                                                                        46,858,206
                                                                                                ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION DISCOUNT NOTE - 14.9%
09/06/01                                                                           21,053,000     20,876,532
11/01/01                                                                            2,053,000      2,026,205
11/08/01                                                                           10,000,000      9,864,583
11/29/01                                                                            2,920,000      2,874,316
12/21/01                                                                            4,000,000      3,930,416
                                                                                                ------------
TOTAL FEDERAL NATIONAL MORTGAGE
 ASSOCIATION DISCOUNT NOTE                                                                        39,572,052
                                                                                                ------------
TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
(Cost $3,374,971)                                                                                102,184,409
                                                                                                ------------
COMMERCIAL PAPER - 23.3%
ASSET-BACKED SECURITIES - 16.9%
Amstel Funding Corp.
09/25/01                                                                 3.780%    10,000,000      9,909,700
Atlantis One Funding Corp.
07/27/01                                                                 4.600%    14,000,000     13,953,489
Beta Finance, Inc.
07/09/01                                                                 5.300%     1,367,000      1,365,390
CXC, Inc.
07/23/01                                                                 3.930%    10,000,000      9,975,983
K2 USA, LLC
09/28/01                                                                 4.220%    10,000,000      9,895,672
                                                                                                ------------
                                                                                                  45,100,234
                                                                                                ------------
BANKS - 0.7%
Swedbank
09/05/01                                                                 4.200%     1,750,000      1,736,525
                                                                                                ------------
CHEMICALS & ALLIED PRODUCTS - 1.3%
Monsanto Co.
08/15/01                                                                 4.550%     3,600,000      3,579,525
                                                                                                ------------
SHORT-TERM BUSINESS CREDIT INSTITUTIONS - 3.7%
GE Capital International Funding
08/23/01                                                                 3.880%    10,000,000      9,942,878
                                                                                                ------------

Due                                                           Discount Rate or   Principal/Maturity         Value
Date                                                          Coupon Rate              Amount              (Note 1)
----                                                          ----------------   ------------------      ------------
SERVICES - EQUIPMENT RENT & LEASE - 0.7%
HD Real Estate Funding Corp.
11/05/01                                                                 3.850%  $  2,000,000            $  1,972,836
                                                                                                         ------------
TOTAL COMMERCIAL PAPER                                                                                     62,331,998
                                                                                                         ------------
CORPORATE NOTES - 2.3%
BROKER/DEALER - 2.3%
Goldman Sachs Group, Inc.
08/03/01                                                                 5.670%     6,000,000               6,000,000
                                                                                                         ------------
VARIABLE RATE NOTES - 17.3%
BANKS- 5.7%
First Union Corp.
05/09/02                                                                 4.420%     9,100,000               9,113,641
Strategic Money Market Trust 2000-M, 144A*
12/13/01                                                                 3.910%     6,000,000               6,000,000
                                                                                                         ------------
x                                                                                                          15,113,641
                                                                                                         ------------
BROKER/DEALER - 3.8%
Merrill Lynch & Co., Inc.
04/02/02                                                                 4.926%    10,000,000              10,012,400
                                                                                                         ------------
PERSONAL CREDIT INSTITUTIONS - 3.7%
Associates Corp. of North America
10/01/01                                                                 3.710%     5,000,000               5,000,000
02/22/02                                                                 4.155%     5,000,000               5,005,943
                                                                                                         ------------
x                                                                                                          10,005,943
                                                                                                         ------------
LIFE INSURANCE - 2.2%
John Hancock Global Funding
01/15/02                                                                 4.758%     6,000,000               6,005,972
Short-Term Business Credit Institutions - 1.9%                                                           ------------
Caterpillar Financial Services
07/08/02                                                                 4.200%     5,000,000               5,008,076
                                                                                                         ------------
TOTAL VARIABLE RATE NOTES                                                                                  46,146,032
                                                                                                         ------------
REPURCHASE AGREEMENTS - 18.7%
State Street, 4.05%,
dated 06/29/01, due 07/02/01,
collaterized by $51,241,390
Federal Home Loan Bank, 7.625%,
due 05/14/10                                                                       49,762,789              49,746,000
                                                                                                         ------------
TOTAL REPURCHASE AGREEMENTS                                                                                49,746,000
                                                                                                         ------------
TOTAL INVESTMENTS - 100.0%                                                                               $266,408,439
                                                                                                         ============

INCOME TAX INFORMATION:

Total cost for Federal income tax purposes - $266,408,439

*Security exempt from registration under rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registrations, normally to qualified institutional buyers. At June 30, 2001, these securities amounted to a value of $6,000,000 or 2.3% of net assets.



    The accompanying notes are an integral part of the financial statements.
15

FIRST FUNDS ANNUAL REPORT

STATEMENTS OF ASSETS AND LIABILITIES
June 30, 2001

                                                  GROWTH & INCOME   CAPITAL APPRECIATION
                                                     PORTFOLIO            PORTFOLIO
                                                  ---------------   --------------------
ASSETS:
Investments, at value (cost see below) (Note 1)   $   965,424,626   $         54,236,582
Receivable for investments sold                                 0                391,253
Receivable for portfolio shares sold                    2,022,824                  1,728
Dividends receivable                                      589,479                 15,616
Interest receivable                                       252,044                      7
Other assets                                               23,821                    674
                                                  ---------------   --------------------
    Total assets                                      968,312,794             54,645,860
                                                  ---------------   --------------------

LIABILITIES:
Payable for investments purchased                       8,803,876              3,187,179
Payable for portfolio shares redeemed                     599,779                  3,030
Accrued management fee                                    516,161                 34,173
Accrued administration fee                                118,911                  6,104
Accrued co-administration fee                              40,200                  2,101
Accrued 12b-1 fee                                          64,623                    941
Accrued shareholder servicing fee                          56,631                  1,152
Other payables and accrued expenses                       389,516                 19,279
                                                  ---------------   --------------------
    Total Liabilities                                  10,589,697              3,253,959
                                                  ---------------   --------------------
NET ASSETS                                        $   957,723,097   $         51,391,901
                                                  ===============   ====================

NET ASSETS CONSIST OF:
Paid in capital                                   $   683,260,285   $         54,358,744
Undistributed net investment income                       466,729                      0
Accumulated net realized gain (loss) on
 investments                                           70,888,222            (10,209,365)
Net unrealized appreciation
 in value of investments                              203,107,861              7,242,522
                                                  ---------------   --------------------
NET ASSETS                                        $   957,723,097   $         51,391,901
                                                  ===============   ====================

COST OF INVESTMENTS                               $   762,316,765   $         46,994,060
                                                  ===============   ====================

NET ASSET VALUE PER SHARE
Net Assets
  Class I                                         $   716,068,185   $         44,746,376
  Class II                                        $   134,604,437   $          5,149,825
  Class III                                       $    93,201,279   $            758,263
  Class IV                                        $    13,849,196   $            737,437
                                                  ---------------   --------------------

Shares of beneficial interest outstanding of
 no par value, unlimited shares authorized
  Class I                                              32,741,488              4,483,899
  Class II                                              6,159,563                525,661
  Class III                                             4,390,987                 80,416
  Class IV                                                644,433                 74,813
                                                  ---------------   --------------------

Net Asset Value and redemption price per share
  Class I                                         $         21.87   $               9.98
  Class II                                        $         21.85   $               9.80
  Class III                                       $         21.23   $               9.43
  Class IV                                        $         21.49   $               9.86
                                                  ---------------   --------------------

Maximum offering price per share
  Class I (no sales charge)                       $         21.87   $               9.98
  Class II (net asset value plus maximum
  sales charge of 5.75% of offering price)        $         23.18   $              10.40
  Class III (no sales charge)                     $         21.23   $               9.43
  Class IV (no sales charge)                      $         21.49   $               9.86
                                                  ---------------   --------------------



    The accompanying notes are an integral part of the financial statements.

FIRST FUNDS ANNUAL REPORT

STATEMENTS OF ASSETS AND LIABILITIES
June 30, 2001

                                                      BOND        INTERMEDIATE BOND   TENNESSEE TAX-FREE
                                                    PORTFOLIO         PORTFOLIO           PORTFOLIO
                                                  ------------    -----------------   ------------------
ASSETS:
Investments, at value (cost see below) (Note 1)   $247,250,158    $     234,929,623   $      186,362,320
Receivable for portfolio shares sold                   110,029               56,534                    0
Interest receivable                                  4,593,376            4,076,217            2,872,676
Other assets                                             5,207                4,946                4,316
                                                  ------------    -----------------   ------------------
      Total assets                                 251,958,770          239,067,320          189,239,312
                                                  ------------    -----------------   ------------------

LIABILITIES:
Payable for investments purchased                      669,983            3,488,485                    0
Payable for portfolio shares redeemed                   52,433               14,618               10,772
Accrued management fee                                  58,072               52,961               42,397
Accrued administration fee                              30,346               29,480               23,222
Accrued co-administration fee                           10,111                9,811                7,822
Dividends payable                                      420,274              585,926              575,467
Accrued 12b-1 fee                                        2,116                  511                4,753
Accrued shareholder servicing fee                        1,921                8,215                2,527
Other payables and accrued expenses                     67,722               65,887               61,553
                                                  ------------    -----------------   ------------------
      Total Liabilities                              1,312,978            4,255,894              728,513
                                                  ------------    -----------------   ------------------
NET ASSETS                                        $250,645,792    $     234,811,426   $      188,510,799
                                                  ============    =================   ==================

NET ASSETS CONSIST OF:
Paid in capital                                   $248,914,230    $     232,010,276   $      183,450,446
(Over) Undistributed net investment income            (109,460)             106,974               32,060
Accumulated net realized gain (loss) on
 investments                                        (1,154,519)             921,578               99,000
Net unrealized appreciation in value of
 investment                                          2,995,541            1,772,598            4,929,293
                                                  ------------    -----------------   ------------------
NET ASSETS                                        $250,645,792    $     234,811,426   $      188,510,799
                                                  ============    =================   ==================

COST OF INVESTMENTS                               $244,254,617    $     233,157,025   $      181,433,027
                                                  ============    =================   ==================

NET ASSET VALUE PER SHARE
Net Assets
  Class I                                         $243,612,336    $     188,381,067   $      168,939,737
  Class II                                        $  5,408,974    $      45,097,706   $       12,836,085
  Class III                                       $  1,624,482    $       1,332,653   $        6,425,924
  Class IV                                                 n/a                  n/a   $          309,053

Shares of beneficial interest outstanding of
 no par value, unlimited shares authorized
  Class I                                           24,332,560           18,658,229           16,427,244
  Class II                                             541,606            4,465,741            1,245,535
  Class III                                            162,072              131,979              624,333
  Class IV                                                 n/a                  n/a               30,039
                                                  ------------    -----------------   ------------------

Net Asset Value and redemption price per share
  Class I                                         $      10.01    $           10.10   $            10.28
  Class II                                        $       9.99    $           10.10   $            10.31
  Class III                                       $      10.02    $           10.10   $            10.29
  Class IV                                                 n/a                  n/a   $            10.29
                                                  ------------    -----------------   ------------------

Maximum offering price per share
  Class I (no sales charge)                       $      10.01    $           10.10   $            10.28
  Class II (net asset value plus maximum
  sales charge of 3.75%, 2.50% and 2.50%,
  respectively, of offering price)                $      10.38    $           10.36   $            10.57
  Class III (no sales charge)                     $      10.02    $           10.10   $            10.29
  Class IV (no sales charge)                               n/a                  n/a   $            10.29
                                                  ------------    -----------------   ------------------



    The accompanying notes are an integral part of the financial statements.
17

FIRST FUNDS ANNUAL REPORT

STATEMENTS OF ASSETS AND LIABILITIES
June 30, 2001

                                        U.S. TREASURY    U.S. GOVERNMENT     MUNICIPAL         CASH
                                        MONEY MARKET      MONEY MARKET      MONEY MARKET      RESERVE
                                          PORTFOLIO         PORTFOLIO        PORTFOLIO       PORTFOLIO
                                        -------------    ---------------    ------------    ------------
ASSETS:
Investments, at value (1)(Note 1)       $  10,788,000    $    87,535,599    $ 73,628,447    $266,408,439
Cash                                              118                119         118,909             381
Receivable for investments sold            11,980,075                  0               0               0
Interest receivable                             2,365            349,257         320,700         531,675
Other assets                                        0              2,064           1,412           3,373
                                        -------------    ---------------    ------------    ------------
  Total assets                             22,770,558         87,887,039      74,069,468     266,943,868
                                        -------------    ---------------    ------------    ------------

LIABILITIES:
Payable for investments purchased                   0          3,498,933       2,533,773               0
Payable for portfolio shares redeemed          12,011              1,000       1,252,622           5,010
Dividends payable                              60,361            283,491         109,660         113,997
Accrued management fee                          6,638              7,231           5,818          23,476
Accrued administration fee                        800              5,415           4,352          17,583
Accrued co-administration fee                       0              1,852           1,615           5,863
Accrued 12b-1 fee                               2,063                830           4,209          50,851
Other payables and accrued expenses            26,796             15,917          26,349          73,623
                                        -------------    ---------------    ------------    ------------
  Total Liabilities                           108,669          3,814,669       3,938,398         290,403
                                        -------------    ---------------    ------------    ------------
NET ASSETS                              $  22,661,889    $    84,072,370    $ 70,131,070    $266,653,465
                                        =============    ===============    ============    ============

NET ASSETS CONSIST OF:
Paid in capital                         $  22,670,131    $    84,089,866    $ 70,138,372    $266,644,905
Undistributed net investment income                73                331               0              22
Accumulated net realized gain (loss)
 on investments                                (8,315)           (17,827)         (7,302)          8,538
                                        -------------    ---------------    ------------    ------------
NET ASSETS                              $  22,661,889    $    84,072,370    $ 70,131,070    $266,653,465
                                        =============    ===============    ============    ============

Net Asset Value, offering price and
 redemption price per share (2)         $        1.00    $          1.00    $       1.00    $       1.00
                                        =============    ===============    ============    ============

(1) Including repurchase agreements for the U.S. Treasury Money Market, U.S. Government Money Market, Municipal Money Market and Cash Reserve Portfolios in the amounts of $10,788,000, $17,431,000, $0 and $49,746,000, respectively.

(2)                                                           Shares of Beneficial Interest
                                               Net             Outstanding (no par value,
                                              Assets          unlimited shares authorized)
                                           ------------       -----------------------------
U.S. Treasury Money Market
  Class I                                  $ 19,014,085                 19,017,888
  Class III                                   3,629,930                  3,634,412
  Class IV                                       17,874                     17,831
U.S. Government Money Market
  Class I                                    81,572,389                 81,589,658
  Class III                                   2,499,981                  2,500,208
Municipal Money Market
  Class I                                    47,665,271                 47,672,190
  Class III                                  22,465,799                 22,466,182
Cash Reserve
  Class I                                    35,452,908                 35,451,080
  Class III                                 231,200,557                231,193,825



    The accompanying notes are an integral part of the financial statements.

FIRST FUNDS ANNUAL REPORT

STATEMENTS OF OPERATIONS
For the Year Ended June 30, 2001

                                             Growth & Income    Capital Appreciation
                                                Portfolio            Portfolio
                                             ---------------    --------------------
INVESTMENT INCOME:
Dividends                                    $    10,066,374    $            258,647
Interest                                           2,525,838                 149,869
                                             ---------------    --------------------
  Total investment income                         12,592,212                 408,516
                                             ---------------    --------------------

EXPENSES:
Management fee (Note 3)                            6,427,377                 423,245
Administration fee (Note 4)                        1,483,241                  74,690
Co-administration fee (Note 4)                       494,414                  24,897
Fund accounting/custody fee                          187,309                  70,911
Transfer agent fee                                   301,159                   4,428
Transfer agent out of pocket fee:
  Class I                                            140,300                   6,290
  Class II                                            25,100                   4,518
  Class III                                            6,075                   1,757
  Class IV                                               916                     174
Blue sky fee:
  Class I                                             23,928                       0
  Class II                                             9,102                     527
  Class III                                            9,664                     677
  Class IV                                             2,780                     906
Distribution fee:
  Class III                                          749,387                   5,361
  Class IV                                            82,181                   4,693
Shareholder servicing fee:
  Class II                                           290,576                  11,605
  Class III                                          249,796                   1,787
Trustees fee                                          50,200                   1,140
Registration fee                                      62,750                     342
Audit & tax                                           90,975                   2,736
Legal                                                 52,710                   3,968
Reports to shareholders                               63,320                   2,190
Miscellaneous                                        127,701                  17,120
                                             ---------------    --------------------
  Total expenses before waiver                    10,930,961                 663,962
Waiver of expenses (Note 5)                                0                       0
                                             ---------------    --------------------
  Net expenses                                    10,930,961                 663,962
                                             ---------------    --------------------

NET INVESTMENT INCOME (LOSS)                       1,661,251                (255,446)
                                             ---------------    --------------------

Net realized gain (loss) on investments          106,318,041              (9,828,069)
Change in net unrealized appreciation/
 depreciation                                   (111,824,764)              4,402,756
                                             ---------------    --------------------
Net loss on investments                           (5,506,723)             (5,425,313)
                                             ---------------    --------------------

NET DECREASE IN NET ASSETS FROM OPERATIONS   $    (3,845,472)   $         (5,680,759)
                                             ===============    ====================



    The accompanying notes are an integral part of the financial statements.
19

FIRST FUNDS ANNUAL REPORT

STATEMENTS OF OPERATIONS
For the Year Ended June 30, 2001



                                                       BOND          INTERMEDIATE BOND    TENNESSEE TAX-FREE
                                                     PORTFOLIO            PORTFOLIO            PORTFOLIO
                                                  ---------------      ---------------      ---------------

INTEREST INCOME:                                  $    15,697,918      $    13,213,552      $     9,259,590
                                                  ---------------      ---------------      ---------------

EXPENSES:
Management fee (Note 3)                                 1,323,832            1,079,256              943,065
Administration fee (Note 4)                               361,045              323,777              282,919
Co-administration fee (Note 4)                            120,348              107,925               94,306
Fund accounting/custody fee                                74,950               75,531               91,016
Transfer agent fee                                         71,244               50,548               54,015
Transfer agent out of pocket fee:
  Class I                                                  39,374               28,682               31,375
  Class II                                                  1,506                1,626                3,012
  Class III                                                   730                  267                4,518
  Class IV                                                                                               32
Blue sky fee:
  Class I                                                   6,262                9,062                  344
  Class II                                                  1,742                1,395                  344
  Class III                                                   996                  828                  344
  Class IV                                                                                               31
Distribution fee:
  Class III                                                12,408                9,474               54,212
  Class IV                                                                                            1,652
Shareholder servicing fee:
  Class II                                                 14,589               50,466               28,016
  Class III                                                 4,136                3,158               18,034
Trustees fee                                                9,523                8,652                7,910
Registration fee                                                0                    0                1,920
Audit & tax                                                23,546               18,359               16,800
Legal                                                       9,193                6,776                4,975
Reports to shareholders                                     9,395                    0                5,995
Miscellaneous                                              12,914               11,413               15,045
                                                  ---------------      ---------------      ---------------
  Total expenses before waiver                          2,097,733            1,787,195            1,659,880
Waiver of expenses (Note 5)                              (605,878)            (434,860)            (414,721)
                                                  ---------------      ---------------      ---------------
  Net expenses                                          1,491,855            1,352,335            1,245,159
                                                  ---------------      ---------------      ---------------
Net investment income                                  14,206,063           11,861,217            8,014,431
                                                  ---------------      ---------------      ---------------
Net realized gain (loss) on investments                  (809,099)           1,936,798              291,169
Change in net unrealized appreciation/
  depreciation                                         12,345,396            8,416,753            7,032,778
                                                  ---------------      ---------------      ---------------
Net gain on investments                                11,536,297           10,353,551            7,323,947
                                                  ---------------      ---------------      ---------------
Net increase in net assets from operations        $    25,742,360      $    22,214,768      $    15,338,378
                                                  ===============      ===============      ===============

    The accompanying notes are an integral part of the financial statements.

FIRST FUNDS ANNUAL REPORT

STATEMENTS OF OPERATIONS
For the Year Ended June 30, 2001


                                                U.S. TREASURY       U.S. GOVERNMENT        MUNICIPAL
                                                MONEY MARKET          MONEY MARKET        MONEY MARKET          CASH RESERVE
                                                  PORTFOLIO            PORTFOLIO           PORTFOLIO             PORTFOLIO
                                               ---------------      ---------------      ---------------      ---------------
INTEREST INCOME:                               $       814,647      $     6,207,101      $     2,636,216      $    11,945,513
                                               ---------------      ---------------      ---------------      ---------------
EXPENSES:
Management fee (Note 3)                                 37,744              260,279              173,033              512,456
Administration fee (Note 4)                             11,324               78,083               51,910              153,737
Co-administration fee (Note 4)                           7,550               52,039               34,605              102,859
Fund accounting/custody fee                                  0                  900                9,834               39,501
Transfer agent fee                                       2,625               17,650               16,496               53,295
Blue sky fee:
   Class I                                               1,169                2,645                2,032                    0
   Class III                                                 0                    0                2,510                2,280
   Class IV                                                 78                   --                   --                   --
Distribution fee:
   Class III                                             8,255               56,356               50,267              757,885
   Class IV                                                273
Shareholder servicing fee:
   Class IV                                                 89                   --                   --                   --
Trustees fee                                               365                  264                2,855                7,570
Registration fee                                             0                  228                4,570                7,530
Audit & tax                                                795                2,166                7,215               16,450
Legal                                                      365                  342                2,190                5,361
Reports to shareholders                                     72                  228                3,420                6,330
Miscellaneous                                            4,457                4,560                7,339               16,182
                                               ---------------      ---------------      ---------------      ---------------
   Total expenses before waiver                         75,161              475,740              368,276            1,681,436
Waiver of expenses (Note 5)                            (48,199)            (207,129)            (143,451)            (697,537)
                                               ---------------      ---------------      ---------------      ---------------
   Net expenses                                         26,962              268,611              224,825              983,899
                                               ---------------      ---------------      ---------------      ---------------
NET INVESTMENT INCOME                                  787,685            5,938,490            2,411,391           10,961,614
                                               ---------------      ---------------      ---------------      ---------------
Net realized gain (loss) on investments                   (281)                 (81)                   0                8,321
                                               ---------------      ---------------      ---------------      ---------------
NET INCREASE IN NET ASSETS FROM OPERATIONS     $       787,404      $     5,938,409      $     2,411,391      $    10,969,935
                                               ===============      ===============      ===============      ===============


    The accompanying notes are an integral part of the financial statements.

FIRST FUNDS ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS


                                                      GROWTH & INCOME                     CAPITAL APPRECIATION
                                                          PORTFOLIO                            PORTFOLIO
                                              ---------------------------------     ---------------------------------
                                               For the Year      For the Year       For the Year       For the Year
                                              Ended June 30,     Ended June 30,     Ended June 30,     Ended June 30,
                                                 2001                2000               2001                2000
                                              -------------      -------------      -------------      -------------
OPERATIONS:
 Net investment income (loss)                 $   1,661,251      $   2,957,731      $    (255,446)     $    (349,607)
 Net realized gain (loss) on
  investments                                   106,318,041        130,526,395         (9,828,069)        15,055,298
 Change in net unrealized
  appreciation/depreciation                    (111,824,764)       (57,074,725)         4,402,756            167,445
                                              -------------      -------------      -------------      -------------
 Net increase (decrease) in net assets
  from operations                                (3,845,472)        76,409,401         (5,680,759)        14,873,136
                                              -------------      -------------      -------------      -------------
DISTRIBUTIONS:
From net investment income:
 Class I                                         (1,274,634)        (2,716,942)                 0                  0
 Class II                                                 0           (171,838)                 0                  0
 Class III                                                0                  0                  0                  0
 Class IV                                                 0                  0                  0                  0
From net realized gain:
 Class I                                       (105,431,891)       (83,965,430)       (10,510,021)                 0
 Class II                                       (14,966,749)       (10,248,758)        (1,150,125)                 0
 Class III                                      (13,836,189)       (10,564,379)          (194,213)                 0
 Class IV                                          (876,305)          (196,133)           (80,538)                 0
                                              -------------      -------------      -------------      -------------
Net decrease in net assets
 from distributions                            (136,385,768)      (107,863,480)       (11,934,897)                 0
                                              -------------      -------------      -------------      -------------
SHARE TRANSACTIONS (NOTE 2):
 Proceeds from sales of shares                  192,322,195        136,242,850          9,128,123          2,676,078
 Reinvested dividends                            86,571,838         67,779,916         11,345,177                  0
 Cost of shares redeemed                       (179,352,748)      (143,564,234)        (2,200,423)        (3,061,056)
                                              -------------      -------------      -------------      -------------
 Net increase (decrease) in net assets
  from share transactions                        99,541,285         60,458,532         18,272,877           (384,978)
                                              -------------      -------------      -------------      -------------
  Total increase (decrease) in net assets       (40,689,955)        29,004,453            657,221         14,488,158

NET ASSETS:
 Beginning of period                            998,413,052        969,408,599         50,734,680         36,246,522
                                              -------------      -------------      -------------      -------------
 End of period*                               $ 957,723,097      $ 998,413,052      $  51,391,901      $  50,734,680
                                              =============      =============      =============      =============

*Includes (over) undistributed
  net investment income of                    $     466,729      $      (2,321)     $           0      $           0

    The accompanying notes are an integral part of the financial statements.

FIRST FUNDS ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS


                                                          BOND                         INTERMEDIATE BOND
                                                         PORTFOLIO                          PORTFOLIO
                                             --------------------------------    --------------------------------
                                              For the Year      For the Year     For the Year       For the Year
                                             Ended June 30,    Ended June 30,    Ended June 30,    Ended June 30,
                                                 2001               2000             2001              2000
                                             -------------     -------------     -------------     -------------
OPERATIONS:
 Net investment income                       $  14,206,063     $  14,054,537     $  11,861,217     $  12,916,625
 Net realized loss on investments                 (809,099)         (401,353)        1,936,798          (930,373)
 Change in net unrealized
  appreciation/depreciation                     12,345,396        (6,020,826)        8,416,753        (3,275,871)
                                             -------------     -------------     -------------     -------------
 Net increase in net assets
  from operations                               25,742,360         7,632,358        22,214,768         8,710,381
                                             -------------     -------------     -------------     -------------
DISTRIBUTIONS:
From net investment income:
 Class I                                       (13,792,853)      (13,603,855)      (10,744,953)      (12,533,433)
 Class II                                         (329,295)         (333,078)       (1,056,778)         (332,890)
 Class III                                         (83,914)         (117,604)          (59,486)          (50,301)
From net realized gain:
 Class I                                                 0          (746,146)                0                 0
 Class II                                                0           (18,564)                0                 0
 Class III                                               0            (8,127)                0                 0
                                             -------------     -------------     -------------     -------------
Net decrease in net assets
 from distributions                            (14,206,062)      (14,827,374)      (11,861,217)      (12,916,624)
                                             -------------     -------------     -------------     -------------
SHARE TRANSACTIONS (NOTE 2):
 Proceeds from sales of shares                  21,059,026        24,111,383        69,639,250        48,098,486
 Reinvested dividends                            9,251,552         9,766,981         4,919,464         5,300,553
 Cost of shares redeemed                       (21,311,402)      (28,869,165)      (61,239,692)      (61,506,110)
                                             -------------     -------------     -------------     -------------
 Net increase (decrease) in net assets
  from share transactions                        8,999,176         5,009,199        13,319,022        (8,107,071)
                                             -------------     -------------     -------------     -------------
  Total increase (decrease) in net assets       20,535,474        (2,185,817)       23,672,573       (12,313,314)

NET ASSETS:
 Beginning of period                           230,110,318       232,296,135       211,138,853       223,452,167
                                             -------------     -------------     -------------     -------------
 End of period*                              $ 250,645,792     $ 230,110,318     $ 234,811,426     $ 211,138,853
                                             =============     =============     =============     =============

*Includes (over) undistributed
  net investment income of                   $    (109,460)    $    (109,461)    $     106,974     $     106,974

    The accompanying notes are an integral part of the financial statements.

FIRST FUNDS ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS


                                                  TENNESSEE TAX-FREE
                                                      PORTFOLIO
                                            --------------------------------
                                             For the Year     For the Year
                                            Ended June 30,    Ended June 30,
                                                2001               2000
                                            -------------     -------------
OPERATIONS:
 Net investment income                      $   8,014,431     $   9,257,421
 Net realized gain (loss) on investments          291,169          (168,336)
 Change in net unrealized
  appreciation/depreciation                     7,032,778        (3,661,842)
                                            -------------     -------------
 Net increase in net assets
  from operations                              15,338,378         5,427,243
                                            -------------     -------------
DISTRIBUTIONS:
From net investment income:
 Class I                                       (7,285,929)       (8,224,992)
 Class II                                        (450,497)         (508,697)
 Class III                                       (269,575)         (519,356)
 Class IV                                          (8,430)           (4,375)
From net realized gain:
 Class I                                                0          (245,870)
 Class II                                               0           (15,221)
 Class III                                              0           (18,938)
 Class IV                                               0              (141)
                                            -------------     -------------
Net decrease in net assets
 from distributions                            (8,014,431)       (9,537,590)
                                            -------------     -------------
SHARE TRANSACTIONS (NOTE 2):
 Proceeds from sales of shares                 16,692,687        29,727,493
 Reinvested dividends                             820,433           987,516
 Cost of shares redeemed                      (28,696,264)      (50,284,627)
                                            -------------     -------------
 Net decrease in net assets
  from share transactions                     (11,183,144)      (19,569,618)
                                            -------------     -------------
  Total decrease in net assets                 (3,859,197)      (23,679,965)

NET ASSETS:
 Beginning of period                          192,369,996       216,049,961
                                            -------------     -------------
 End of period*                             $ 188,510,799     $ 192,369,996
                                            =============     =============

*Includes undistributed
  net investment income of                  $      32,060     $      32,060


    The accompanying notes are an integral part of the financial statements.

FIRST FUNDS ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS


                                                U.S. TREASURY MONEY               U.S. GOVERNMENT MONEY
                                                 MARKET PORTFOLIO                   MARKET PORTFOLIO
                                          --------------------------------    --------------------------------
                                           For the Year      For the Year      For the Year      For the Year
                                          Ended June 30,    Ended June 30,    Ended June 30,    Ended June 30,
                                               2001              2000              2001              2000
                                          -------------     -------------     -------------     -------------
OPERATIONS:
 Net investment income                    $     787,685     $     578,826     $   5,938,490     $   5,247,772
 Net realized gain (loss) on
  investments                                      (281)            9,723               (81)           (8,819)
                                          -------------     -------------     -------------     -------------
 Net increase in net assets from
  operations                                    787,404           588,549         5,938,409         5,238,953
                                          -------------     -------------     -------------     -------------
DISTRIBUTIONS:
From net investment income
 Class I                                       (696,977)         (475,625)       (5,193,237)       (4,967,178)
 Class III                                      (88,215)         (100,952)         (745,253)         (280,594)
 Class IV                                        (2,493)           (2,249)               --                --
                                          -------------     -------------     -------------     -------------
Net decrease in net assets from
 distributions                                 (787,685)         (578,826)       (5,938,490)       (5,247,772)
                                          -------------     -------------     -------------     -------------

SHARE TRANSACTIONS AT NET ASSET VALUE
 OF $1.00 PER SHARE (NOTE 2):
 Proceeds from sales of shares               44,992,553        51,855,258       270,476,132       206,853,727
 Reinvested dividends                            85,667            99,545           445,225           276,283
 Cost of shares redeemed                    (30,448,691)      (55,901,418)     (272,275,571)     (217,447,326)
                                          -------------     -------------     -------------     -------------
 Net increase (decrease) in net assets
  from share transactions                    14,629,529        (3,946,615)       (1,354,214)      (10,317,316)
                                          -------------     -------------     -------------     -------------
    Total increase (decrease) in
      net assets                             14,629,248        (3,936,892)       (1,354,295)      (10,326,135)

NET ASSETS:
 Beginning of period                          8,032,641        11,969,533        85,426,665        95,752,800
                                          -------------     -------------     -------------     -------------
 End of period*                           $  22,661,889     $   8,032,641     $  84,072,370     $  85,426,665
                                          =============     =============     =============     =============
*Includes undistributed net
 investment income of                     $          73     $          73     $         331     $         331

    The accompanying notes are an integral part of the financial statements.

FIRST FUNDS ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS


                                                MUNICIPAL MONEY                    CASH RESERVE
                                                MARKET PORTFOLIO                    PORTFOLIO
                                         ------------------------------    ------------------------------
                                         For the Year     For the Year     For the Year     For the Year
                                         Ended June 30,   Ended June 30,   Ended June 30,   Ended June 30,
                                             2001             2000             2001             2000
                                         -------------    -------------    -------------    -------------
OPERATIONS:
 Net investment income                   $   2,411,391    $   1,868,661    $  10,961,614    $   6,120,853
 Net realized gain (loss) on
   investments                                       0           (3,392)           8,321                0
                                         -------------    -------------    -------------    -------------
 Net increase in net assets from
  operations                                 2,411,391        1,865,269       10,969,935        6,120,853
                                         -------------    -------------    -------------    -------------
DISTRIBUTIONS:
From net investment income
 Class I                                    (2,064,254)      (1,691,165)      (2,136,004)      (1,752,487)
 Class III                                    (347,137)        (177,496)      (8,825,610)      (4,368,366)
                                         -------------    -------------    -------------    -------------
Net decrease in net assets from
 distributions                              (2,411,391)      (1,868,661)     (10,961,614)      (6,120,853)
                                         -------------    -------------    -------------    -------------
SHARE TRANSACTIONS AT NET ASSET VALUE
 OF $1.00 PER SHARE (NOTE 2):
 Proceeds from sales of shares             134,565,147       95,589,191      973,469,849      289,202,600
 Reinvested dividends                          353,107          176,772        8,874,966        4,334,771
 Cost of shares redeemed                  (114,849,784)    (107,470,677)    (854,881,776)    (246,667,089)
                                         -------------    -------------    -------------    -------------
 Net increase (decrease) in net assets
  from share transactions                   20,068,470      (11,704,714)     127,463,039       46,870,282
                                         -------------    -------------    -------------    -------------
    Total increase (decrease)
     in net assets                          20,068,470      (11,708,106)     127,471,360       46,870,282

NET ASSETS:
 Beginning of period                        50,062,600       61,770,706      139,182,105       92,311,823
                                         -------------    -------------    -------------    -------------
 End of period*                          $  70,131,070    $  50,062,600    $ 266,653,465    $ 139,182,105
                                         =============    =============    =============    =============

*Includes undistributed net
 investment income of                    $           0    $           0    $          22    $          22

    The accompanying notes are an integral part of the financial statements.

FIRST FUNDS ANNUAL REPORT

FINANCIAL HIGHLIGHTS
GROWTH & INCOME PORTFOLIO


                                                                                        CLASS I
                                                       --------------------------------------------------------------------------
                                                                                     For the Year
                                                                                    Ended June 30,
                                                       --------------------------------------------------------------------------
                                                          2001             2000           1999            1998            1997
                                                       -----------     -----------     -----------     -----------     -----------
SELECTED PER-SHARE DATA
Net asset value, beginning of period                   $     25.33     $     26.26     $     21.56     $     17.03     $     14.12
                                                       -----------     -----------     -----------     -----------     -----------
Income from investment operations:
Net investment income                                         0.07            0.11            0.13            0.17            0.18
Net realized and unrealized gain on investments               0.06            1.88            5.30            5.25            3.75
                                                       -----------     -----------     -----------     -----------     -----------
Total from investment operations                              0.13            1.99            5.43            5.42            3.93
                                                       -----------     -----------     -----------     -----------     -----------
Distributions:
Net investment income                                        (0.04)          (0.09)          (0.12)          (0.17)          (0.18)
Net realized gain                                            (3.55)          (2.83)          (0.61)          (0.72)          (0.84)
                                                       -----------     -----------     -----------     -----------     -----------
Total distributions                                          (3.59)          (2.92)          (0.73)          (0.89)          (1.02)
                                                       -----------     -----------     -----------     -----------     -----------
Net asset value, end of period                         $     21.87     $     25.33     $     26.26     $     21.56     $     17.03
                                                       ===========     ===========     ===========     ===========     ===========

TOTAL RETURN+                                                (0.70)%          8.15%          25.69%          32.55%          28.83%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                  $   716,068     $   790,050     $   790,985     $   651,363     $   221,136
Ratio of expenses to average daily net assets(1)              0.97%           0.87%           0.80%           0.82%           0.83%
Ratio of net investment income to average net assets          0.31%           0.44%           0.57%           0.78%           1.19%
Portfolio turnover rate                                         26%             28%             21%              7%             25%

(1) During the period, various fees were waived.
    The ratio of expenses to average net assets had
    such waivers not occurred is as follows.                  0.97%           0.95%           0.95%           0.97%           0.98%



                                                                                      CLASS II
                                                       ---------------------------------------------------------------------------
                                                                                     For the Year
                                                                                     Ended June 30,
                                                       ---------------------------------------------------------------------------
                                                          2001             2000           1999            1998            1997
                                                       -----------     -----------     -----------     -----------     -----------
SELECTED PER-SHARE DATA
Net asset value, beginning of period                   $     25.33     $     26.30     $     21.58     $     17.05     $     14.12
                                                       -----------     -----------     -----------     -----------     -----------
Income from investment operations:
Net investment income                                         0.01            0.03            0.06            0.10            0.13
Net realized and unrealized gain on investments               0.06            1.88            5.31            5.27            3.76
                                                       -----------     -----------     -----------     -----------     -----------
Total from investment operations                              0.07            1.91            5.37            5.37            3.89
                                                       -----------     -----------     -----------     -----------     -----------
Distributions:
Net investment income                                           --           (0.05)          (0.04)          (0.12)          (0.12)

Net realized gain                                            (3.55)          (2.83)          (0.61)          (0.72)          (0.84)
                                                       -----------     -----------     -----------     -----------     -----------
Total distributions                                          (3.55)          (2.88)          (0.65)          (0.84)          (0.96)
                                                       -----------     -----------     -----------     -----------     -----------
Net asset value, end of period                         $     21.85     $     25.33     $     26.30     $     21.58     $     17.05
                                                       ===========     ===========     ===========     ===========     ===========

TOTAL RETURN+**                                              (0.95)%          7.80%          25.33%          32.17%          28.48%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                  $   134,604     $   101,907     $    82,896     $    46,863     $    16,514
Ratio of expenses to average daily net assets(1)              1.23%           1.18%           1.10%           1.13%           1.14%
Ratio of net investment income to average net assets          0.05%           0.13%           0.28%           0.47%           0.88%
Portfolio turnover rate                                         26%             28%             21%              7%             25%

(1) During the period, various fees were waived.
    The ratio of expenses to average net assets had
    such waivers not occurred is as follows.                  1.23%           1.25%           1.25%           1.28%           1.29%

*    Annualized.
**   Class II total return does not include the one time front-end sales charge.
+ Total return would have been lower had various fees not been waived during the period.
#    Total returns for periods of less than one year are not annualized.

    The accompanying notes are an integral part of the financial statements.

FIRST FUNDS ANNUAL REPORT

FINANCIAL HIGHLIGHTS
GROWTH & INCOME PORTFOLIO (CONTINUED)


                                                                                     CLASS III
                                                      ---------------------------------------------------------------------------
                                                                                    For the Year
                                                                                   Ended June 30,
                                                      ---------------------------------------------------------------------------
                                                         2001            2000            1999            1998            1997
                                                      -----------     -----------     -----------     -----------     -----------
SELECTED PER-SHARE DATA
Net asset value, beginning of period                  $     24.87     $     26.00     $     21.47     $     16.99     $     14.11
                                                      -----------     -----------     -----------     -----------     -----------
Income from investment operations:
Net investment income (loss)                                (0.13)          (0.13)          (0.11)          (0.04)           0.02
Net realized and unrealized gain on investments              0.04            1.83            5.25            5.24            3.74
                                                      -----------     -----------     -----------     -----------     -----------
Total from investment operations                            (0.09)           1.70            5.14            5.20            3.76
                                                      -----------     -----------     -----------     -----------     -----------
Distributions:
Net investment income                                          --              --              --              --           (0.04)
Net realized gain                                           (3.55)          (2.83)          (0.61)          (0.72)          (0.84)
                                                      -----------     -----------     -----------     -----------     -----------
Total distributions                                         (3.55)          (2.83)          (0.61)          (0.72)          (0.88)
                                                      -----------     -----------     -----------     -----------     -----------
Net asset value, end of period                        $     21.23     $     24.87     $     26.00     $     21.47     $     16.99
                                                      ===========     ===========     ===========     ===========     ===========


TOTAL RETURN+                                               (1.66)%          7.02%          24.35%          31.16%          27.44%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                 $    93,201     $   101,084     $    95,528     $    79,360     $    50,178
Ratio of expenses to average daily net assets(1)             1.96%           1.92%           1.88%           1.87%           1.94%
Ratio of net investment loss to average
  net assets                                                (0.69)%         (0.61)%         (0.50)%         (0.28)%          0.08%
Portfolio turnover rate                                        26%             28%             21%              7%             25%

(1) During the period, various fees were waived.
    The ratio of expenses to average net assets had
    such waivers not occurred is as follows.                 1.96%           2.00%           2.03%           2.02%           2.09%



                                                                CLASS IV
                                                      -----------------------------
                                                              For the Year
                                                             Ended June 30,
                                                      -----------------------------
                                                          2001            2000**
                                                      ------------     ------------
SELECTED PER-SHARE DATA
Net asset value, beginning of period                  $      25.13     $      25.83
                                                      ------------     ------------
Income from investment operations:
Net investment loss                                          (0.05)           (0.07)
Net realized and unrealized gain on investments              (0.04)            2.20
                                                      ------------     ------------
Total from investment operations                             (0.09)            2.13
                                                      ------------     ------------
Distributions:
Net investment income                                           --               --
Net realized gain                                            (3.55)           (2.83)
                                                      ------------     ------------
Total distributions                                          (3.55)           (2.83)
                                                      ------------     ------------
Net asset value, end of period                        $      21.49     $      25.13
                                                      ============     ============
TOTAL RETURN+                                                (1.65)%         8.72%#

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                 $     13,849     $      5,372
Ratio of expenses to average daily net assets(1)              1.99%            1.91%*
Ratio of net investment loss to average net assets           (0.71)%          (0.60)%*
Portfolio turnover rate                                         26%              28%

(1) During the period, various fees were waived.
    The ratio of expenses to average net assets had
    such waivers not occurred is as follows.                  1.99%            1.98%*

*    Annualized
**   Class IV commenced operations on August 3, 1999.
+ Total return would have been lower had various fees not been waived during the period.
#    Total returns for periods of less than one year are not annualized.

    The accompanying notes are an integral part of the financial statements.

FIRST FUNDS ANNUAL REPORT

FINANCIAL HIGHLIGHTS
CAPITAL APPRECIATION PORTFOLIO


                                                                                  CLASS I
                                                      ---------------------------------------------------------------
                                                                                For the Year
                                                                               Ended June 30,
                                                      ---------------------------------------------------------------
                                                          2001X             2000X           1999X           1998**
                                                      ------------     ------------     ------------     ------------
SELECTED PER-SHARE DATA
Net asset value, beginning of period                  $      14.47     $      10.25     $      10.74     $      10.00
                                                      ------------     ------------     ------------     ------------
Income from investment operations:
Net investment loss                                          (0.05)           (0.09)           (0.09)           (0.03)
Net realized and unrealized gain (loss) on
 investments                                                 (1.22)            4.31            (0.16)            0.77
                                                      ------------     ------------     ------------     ------------
Total from investment operations                             (1.27)            4.22            (0.25)            0.74
                                                      ------------     ------------     ------------     ------------
Distributions:
Net realized gain                                            (3.22)              --            (0.24)              --
                                                      ------------     ------------     ------------     ------------
Net asset value, end of period                        $       9.98     $      14.47     $      10.25     $      10.74
                                                      ============     ============     ============     ============

TOTAL RETURN+                                               (10.93)%          41.17%           (2.16)%           7.40%#

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                 $     44,746     $     46,042     $     33,803     $     37,014
Ratio of expenses to average daily net assets(1)              1.27%            1.19%            1.29%            1.16%*
Ratio of net investment loss to average net assets           (0.45)%          (0.77)%          (1.00)%          (0.54)%*
Portfolio turnover rate                                        130%             286%              47%              44%*

(1) During the period, various fees were waived.
    The ratio of expenses to average net assets had
    such waivers not occurred is as follows.                  1.27%            1.26%            1.44%            1.36%*


                                                                                 CLASS II
                                                      ---------------------------------------------------------------
                                                                                For the Year
                                                                               Ended June 30,
                                                      ---------------------------------------------------------------
                                                          2001X            2000X           1999X             1998**
                                                      ------------     ------------     ------------     ------------
SELECTED PER-SHARE DATA
Net asset value, beginning of period                  $      14.31     $      10.20     $      10.71     $      10.51
                                                      ------------     ------------     ------------     ------------
Income from investment operations:
Net investment loss                                          (0.09)           (0.15)           (0.13)           (0.05)
Net realized and unrealized gain (loss) on
 investments                                                 (1.20)            4.26            (0.14)            0.25
                                                      ------------     ------------     ------------     ------------
Total from investment operations                             (1.29)            4.11            (0.27)            0.20
                                                      ------------     ------------     ------------     ------------
Distributions:
Net realized gain                                            (3.22)              --            (0.24)              --
                                                      ------------     ------------     ------------     ------------
Net asset value, end of period                        $       9.80     $      14.31     $      10.20     $      10.71
                                                      ============     ============     ============     ============

TOTAL RETURN+***                                            (11.21)%          40.29%           (2.35)%         1.90%#

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                 $      5,150     $      3,883     $      2,051     $      1,400
Ratio of expenses to average daily net assets(1)              1.62%            1.63%            1.66%            1.52%*
Ratio of net investment loss to average net assets           (0.80)%          (1.21)%          (1.37)%          (0.90)%*
Portfolio turnover rate                                        130%             286%              47%              44%*

(1) During the period, various fees were waived.
    The ratio of expenses to average net assets had
    such waivers not occurred is as follows.                  1.62%            1.70%            1.81%            1.72%*

*    Annualized.
** Classes I and II commenced operations on September 2, 1997 and October 2, 1997, respectively.
***  Class II total return does not include the one time front-end sales charge.
+ Total return would have been lower had various fees not been waived during the period.
#    Total returns for periods of less than one year are not annualized.
X Per share amounts calculated based on the average shares outstanding during the period.

    The accompanying notes are an integral part of the financial statements.

FIRST FUNDS ANNUAL REPORT

FINANCIAL HIGHLIGHTS
CAPITAL APPRECIATION PORTFOLIO (CONTINUED)


                                                                               CLASS III
                                                      ---------------------------------------------------------------
                                                                              For the Year
                                                                             Ended June 30,
                                                      ---------------------------------------------------------------
                                                         2001X             2000X           1999X            1998**
                                                      ------------     ------------     ------------     ------------
SELECTED PER-SHARE DATA
Net asset value, beginning of period                  $      14.02     $      10.04     $      10.64     $      10.51
                                                      ------------     ------------     ------------     ------------
Income from investment operations:
Net investment loss                                          (0.19)           (0.25)           (0.19)           (0.10)
Net realized and unrealized gain (loss) on
 investments                                                 (1.18)            4.23            (0.17)            0.23
                                                      ------------     ------------     ------------     ------------
Total from investment operations                             (1.37)            3.98            (0.36)            0.13
                                                      ------------     ------------     ------------     ------------
Distributions:
Net realized gain                                            (3.22)              --            (0.24)              --
                                                      ------------     ------------     ------------     ------------
Net asset value, end of period                        $       9.43     $      14.02     $      10.04     $      10.64
                                                      ============     ============     ============     ============

TOTAL RETURN+                                               (12.13)%          39.64%           (3.22)%           1.24%#

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                 $        758     $        634     $        392     $        590
Ratio of expenses to average daily net assets(1)              2.60%            2.50%            2.44%            2.28%*
Ratio of net investment loss to average net assets           (1.78)%          (2.09)%          (2.15)%          (1.65)%*
Portfolio turnover rate                                        130%             286%              47%              44%*

(1) During the period, various fees were waived.
    The ratio of expenses to average net assets had
    such waivers not occurred is as follows.                  2.60%            2.57%            2.59%            2.47%*


                                                                   CLASS IV
                                                        -------------------------------
                                                                 For the Year
                                                                Ended June 30,
                                                        -------------------------------
                                                           2001X             2000**X
                                                        ------------       ------------
SELECTED PER-SHARE DATA
Net asset value, beginning of period                    $      14.49       $      10.06
                                                        ------------       ------------
Income from investment operations:
Net investment loss                                            (0.16)             (0.19)
Net realized and unrealized gain on investments                (1.25)              4.62
                                                        ------------       ------------
Total from investment operations                               (1.41)              4.43
                                                        ------------       ------------
Distributions:
Net realized gain                                              (3.22)                --
                                                        ------------       ------------
Net asset value, end of period                          $       9.86       $      14.49
                                                        ============       ============
TOTAL RETURN+                                                 (12.00)%            44.04%#

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                   $        737       $        175
Ratio of expenses to average daily net assets(1)                2.48%              2.46%*
Ratio of net investment loss to average net assets             (1.66)%            (2.04)%*
Portfolio turnover rate                                          130%               286%

(1) During the period, various fees were waived.
    The ratio of expenses to average net assets had
    such waivers not occurred is as follows.                    2.48%              2.52%*

*    Annualized.
** Class III and IV commenced operations on October 2, 1997 and August 3, 1999, respectively.
+ Total return would have been lower had various fees not been waived during the period.
#    Total returns for periods of less than one year are not annualized.
X Per share amounts calculated based on the average shares outstanding during the period.

    The accompanying notes are an integral part of the financial statements.

FIRST FUNDS ANNUAL REPORT

FINANCIAL HIGHLIGHTS
BOND PORTFOLIO


                                                                                          CLASS I
                                                       ---------------------------------------------------------------------------
                                                                                        For the Year
                                                                                       Ended June 30,
                                                       ---------------------------------------------------------------------------
                                                          2001            2000            1999            1998            1997
                                                       -----------     -----------     -----------     -----------     -----------
SELECTED PER-SHARE DATA
Net asset value, beginning of period                   $      9.53     $      9.83     $     10.29     $      9.84     $      9.73
                                                       -----------     -----------     -----------     -----------     -----------
Income from investment operations:
Net investment income                                         0.58            0.58            0.59            0.61            0.61
Net realized and unrealized gain (loss) on
 investments                                                  0.48           (0.27)          (0.37)           0.45            0.11
                                                       -----------     -----------     -----------     -----------     -----------
Total from investment operations                              1.06            0.31            0.22            1.06            0.72
                                                       -----------     -----------     -----------     -----------     -----------
Distributions:
Net investment income                                        (0.58)          (0.58)          (0.59)          (0.61)          (0.61)
Net realized gain                                               --           (0.03)          (0.09)             --              --
                                                       -----------     -----------     -----------     -----------     -----------
Total distributions                                          (0.58)          (0.61)          (0.68)          (0.61)          (0.61)
                                                       -----------     -----------     -----------     -----------     -----------
Net asset value, end of period                         $     10.01     $      9.53     $      9.83     $     10.29     $      9.84
                                                       ===========     ===========     ===========     ===========     ===========
TOTAL RETURN+                                                11.40%           3.35%           2.04%          11.02%           7.58%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                  $   243,612     $   222,222     $   224,467     $   219,088     $   123,184
Ratio of expenses to average daily net assets(1)              0.61%           0.53%           0.48%           0.49%           0.49%
Ratio of net investment income to average net assets          5.91%           6.07%           5.73%           5.98%           6.20%
Portfolio turnover rate                                         56%             17%             22%             26%             56%

(1) During the period, various fees were waived.
    The ratio of expenses to average net assets had
    such waivers not occurred is as follows.                  0.86%           0.86%           0.88%           0.89%           0.89%


                                                                                       CLASS II
                                                       ---------------------------------------------------------------------------
                                                                                      For the Year
                                                                                     Ended June 30,
                                                       ---------------------------------------------------------------------------
                                                          2001            2000            1999            1998             1997
                                                       -----------     -----------     -----------     -----------     -----------
SELECTED PER-SHARE DATA
Net asset value, beginning of period                   $      9.51     $      9.81     $     10.26     $      9.81     $      9.71
                                                       -----------     -----------     -----------     -----------     -----------
Income from investment operations:
Net investment income                                         0.55            0.55            0.55            0.57            0.57
Net realized and unrealized gain (loss) on
 investments                                                  0.49           (0.27)          (0.35)           0.46            0.10
                                                       -----------     -----------     -----------     -----------     -----------
Total from investment operations                              1.04            0.28            0.20            1.03            0.67
                                                       -----------     -----------     -----------     -----------     -----------
Distributions:
Net investment income                                        (0.56)          (0.55)          (0.56)          (0.58)          (0.57)
Net realized gain                                               --           (0.03)          (0.09)             --              --
                                                       -----------     -----------     -----------     -----------     -----------
Total distributions                                          (0.56)          (0.58)          (0.65)          (0.58)          (0.57)
                                                       -----------     -----------     -----------     -----------     -----------
Net asset value, end of period                         $      9.99     $      9.51     $      9.81     $     10.26     $      9.81
                                                       ===========     ===========     ===========     ===========     ===========

TOTAL RETURN+                                                11.12%           3.04%           1.86%          10.72%           7.12%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                  $     5,409     $     6,107     $     5,172     $     1,801     $       841
Ratio of expenses to average daily net assets(1)              0.89%           0.84%           0.81%           0.84%           0.90%
Ratio of net investment income to average net assets          5.63%           5.76%           5.40%           5.63%           5.79%
Portfolio turnover rate                                         56%             17%             22%             26%             56%

(1) During the period, various fees were waived.
    The ratio of expenses to average net assets had
    such waivers not occurred is as follows.                  1.14%           1.17%           1.21%           1.24%           1.30%

*    Annualized.
**   Class II total return does not include the one time front-end sales charge.
+ Total return would have been lower had various fees not been waived during the period.
#    Total returns for periods of less than one year are not annualized.

    The accompanying notes are an integral part of the financial statements.

FIRST FUNDS ANNUAL REPORT

FINANCIAL HIGHLIGHTS
BOND PORTFOLIO (CONTINUED)


                                                                                       CLASS III
                                                       ---------------------------------------------------------------------------
                                                                                      For the Year
                                                                                     Ended June 30,
                                                       ---------------------------------------------------------------------------
                                                          2001            2000            1999            1998             1997
                                                       -----------     -----------     -----------     -----------     -----------
SELECTED PER-SHARE DATA
Net asset value, beginning of period                   $      9.55     $      9.81     $     10.27     $      9.82     $      9.71
                                                       -----------     -----------     -----------     -----------     -----------
Income from investment operations:
Net investment income                                         0.50            0.49            0.47            0.48            0.49
Net realized and unrealized gain (loss) on
 investments                                                  0.47           (0.23)          (0.36)           0.46            0.11
                                                       -----------     -----------     -----------     -----------     -----------
Total from investment operations                              0.97            0.26            0.11            0.94            0.60
                                                       -----------     -----------     -----------     -----------     -----------
Distributions:
Net investment income                                        (0.50)          (0.49)          (0.48)          (0.49)          (0.49)
Net realized gain                                               --           (0.03)          (0.09)             --              --
                                                       -----------     -----------     -----------     -----------     -----------
Total distributions                                          (0.50)          (0.52)          (0.57)          (0.49)          (0.49)
                                                       -----------     -----------     -----------     -----------     -----------
Net asset value, end of period                         $     10.02     $      9.55     $      9.81     $     10.27     $      9.82
                                                       ===========     ===========     ===========     ===========     ===========

TOTAL RETURN+                                                10.36%           2.82%           0.94%           9.72%           6.37%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                  $     1,624     $     1,781     $     2,656     $     2,113     $     2,553
Ratio of expenses to average daily net assets(1)              1.44%           1.45%           1.55%           1.67%           1.63%
Ratio of net investment income to average net assets          5.08%           5.15%           4.66%           4.80%           5.07%
Portfolio turnover rate                                         56%             17%             22%             26%             56%

(1) During the period, various fees were waived.
    The ratio of expenses to average net assets had
    such waivers not occurred is as follows.                  1.94%           2.03%           2.12%           2.07%           2.03%

*    Annualized
+ Total return would have been lower had various fees not been waived during the period.
#    Total returns for periods of less than one year are not annualized.

    The accompanying notes are an integral part of the financial statements.

FIRST FUNDS ANNUAL REPORT

FINANCIAL HIGHLIGHTS
INTERMEDIATE BOND PORTFOLIO


                                                                                CLASS I
                                                       -----------------------------------------------------------
                                                                              For the Year
                                                                             Ended June 30,
                                                       -----------------------------------------------------------
                                                          2001            2000            1999            1998**
                                                       -----------     -----------     -----------     -----------
SELECTED PER-SHARE DATA
Net asset value, beginning of period                   $      9.59     $      9.78     $     10.02     $     10.00
                                                       -----------     -----------     -----------     -----------
Income from investment operations:
Net investment income                                         0.55            0.56            0.58            0.19
Net realized and unrealized gain (loss)
 on investments                                               0.50           (0.19)          (0.22)           0.02
                                                       -----------     -----------     -----------     -----------
Total from investment operations                              1.05            0.37            0.36            0.21
                                                       -----------     -----------     -----------     -----------
Distributions:
Net investment income                                        (0.55)          (0.56)          (0.58)          (0.19)
Net realized gain                                               --              --           (0.02)             --
                                                       -----------     -----------     -----------     -----------
Total distributions                                          (0.55)          (0.56)          (0.60)          (0.19)
                                                       -----------     -----------     -----------     -----------
Net asset value, end of period                         $     10.10     $      9.59     $      9.78     $     10.02
                                                       ===========     ===========     ===========     ===========
TOTAL RETURN+                                                11.28%           3.97%           3.60%           2.17%#

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                  $   188,381     $   202,385     $   219,298     $   199,872
Ratio of expenses to average daily net assets(1)              0.60%           0.46%           0.36%           0.37%*
Ratio of net investment income to average net assets          5.52%           5.86%           5.76%           5.87%*
Portfolio turnover rate                                         59%             22%             48%              9%*

(1) During the period, various fees were waived.
    The ratio of expenses to average net assets had
    such waivers not occurred is as follows.                  0.80%           0.81%           0.86%           0.87%*


                                                                                 CLASS II
                                                       ---------------------------------------------------------------
                                                                                For the Year
                                                                               Ended June 30,
                                                       ---------------------------------------------------------------
                                                           2001             2000            1999            1998**
                                                       ------------     ------------     ------------     ------------
SELECTED PER-SHARE DATA
Net asset value, beginning of period                   $       9.59     $       9.78     $      10.02     $       9.99
                                                       ------------     ------------     ------------     ------------
Income from investment operations:
Net investment income                                          0.52             0.53             0.55             0.18
Net realized and unrealized gain (loss)
 on investments                                                0.51            (0.19)           (0.22)            0.03
                                                       ------------     ------------     ------------     ------------
Total from investment operations                               1.03             0.34             0.33             0.21
                                                       ------------     ------------     ------------     ------------
Distributions:
Net investment income                                         (0.52)           (0.53)           (0.55)           (0.18)
Net realized gain                                                --               --            (0.02)              --
                                                       ------------     ------------     ------------     ------------
Total distributions                                           (0.52)           (0.53)           (0.57)           (0.18)
                                                       ------------     ------------     ------------     ------------
Net asset value, end of period                         $      10.10     $       9.59     $       9.78     $      10.02
                                                       ============     ============     ============     ============

TOTAL RETURN+***                                              10.99%            3.66%            3.32%            2.07%#

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                  $     45,098     $      7,485     $      3,057     $        923
Ratio of expenses to average daily net assets(1)               0.84%            0.75%            0.68%            0.65%*
Ratio of net investment income to average net assets           5.27%            5.57%            5.43%            5.59%*
Portfolio turnover rate                                          59%              22%              48%               9%*

(1) During the period, various fees were waived.
    The ratio of expenses to average net assets had
    such waivers not occurred is as follows.                   1.04%            1.11%            1.19%            1.16%*

*    Annualized.
** Classes I and II commenced operations on March 2, 1998 and March 9, 1998, respectively.
***  Class II total return does not include the one time sales charge.
+ Total return would have been lower had various fees not been waived during the period.
#    Total returns for periods of less than one year are not annualized.

    The accompanying notes are an integral part of the financial statements.

FIRST FUNDS ANNUAL REPORT

FINANCIAL HIGHLIGHTS
INTERMEDIATE BOND PORTFOLIO (CONTINUED)


                                                                                 CLASS III
                                                       ---------------------------------------------------------------
                                                                                For the Year
                                                                                Ended June 30,
                                                       ---------------------------------------------------------------
                                                           2001             2000            1999            1998**
                                                       ------------     ------------     ------------     ------------
SELECTED PER-SHARE DATA
Net asset value, beginning of period                   $       9.59     $       9.77     $      10.02     $       9.99
                                                       ------------     ------------     ------------     ------------
Income from investment operations:
Net investment income                                          0.47             0.48             0.49             0.06
Net realized and unrealized gain (loss)
 on investments                                                0.51            (0.18)           (0.23)            0.03
                                                       ------------     ------------     ------------     ------------
Total from investment operations                               0.98             0.30             0.26             0.09
                                                       ------------     ------------     ------------     ------------
Distributions:
Net investment income                                         (0.47)           (0.48)           (0.49)           (0.06)
Net realized gain                                                --               --            (0.02)              --
                                                       ------------     ------------     ------------     ------------
Total distributions                                           (0.47)           (0.48)           (0.51)           (0.06)
                                                       ------------     ------------     ------------     ------------
Net asset value, end of period                         $      10.10     $       9.59     $       9.77     $      10.02
                                                       ============     ============     ============     ============

TOTAL RETURN+                                                 10.38%            3.16%            2.58%            0.92%#

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                  $      1,333     $      1,269     $      1,097     $         17
Ratio of expenses to average daily net assets(1)               1.42%            1.35%            1.22%            1.35%*
Ratio of net investment income to average net assets           4.70%            4.97%            4.90%            4.89%*
Portfolio turnover rate                                          59%              22%              48%               9%*

(1) During the period, various fees were waived.
    The ratio of expenses to average net assets had
    such waivers not occurred is as follows.                   1.86%            1.95%            1.92%            1.86%*

*    Annualized.
**   Class III commenced operations on May 19, 1998.
+ Total return would have been lower had various fees not been waived during the period.
#    Total returns for periods of less than one year are not annualized.

    The accompanying notes are an integral part of the financial statements.

FIRST FUNDS ANNUAL REPORT

FINANCIAL HIGHLIGHTS
TENNESSEE TAX-FREE PORTFOLIO

                                                                                        CLASS I
                                                       ---------------------------------------------------------------------------
                                                                                     For the Year
                                                                                     Ended June 30,
                                                       ---------------------------------------------------------------------------
                                                          2001            2000            1999           1998             1997
                                                       -----------     -----------     -----------     -----------     -----------
SELECTED PER-SHARE DATA
Net asset value, beginning of period                   $      9.89     $     10.08     $     10.31     $      9.99     $      9.71
                                                       -----------     -----------     -----------     -----------     -----------
Income from investment operations:
Net investment income                                         0.44            0.45            0.46            0.48            0.50
Net realized and unrealized gain (loss) on
 investments                                                  0.39           (0.18)          (0.20)           0.32            0.28
                                                       -----------     -----------     -----------     -----------     -----------
Total from investment operations                              0.83            0.27            0.26            0.80            0.78
                                                       -----------     -----------     -----------     -----------     -----------
Distributions:
Net investment income                                        (0.44)          (0.45)          (0.46)          (0.48)          (0.50)
Net realized gain                                               --           (0.01)          (0.03)             --              --
                                                       -----------     -----------     -----------     -----------     -----------
Total distributions                                          (0.44)          (0.46)          (0.49)          (0.48)          (0.50)
                                                       -----------     -----------     -----------     -----------     -----------
Net asset value, end of period                         $     10.28     $      9.89     $     10.08     $     10.31     $      9.99
                                                       ===========     ===========     ===========     ===========     ===========

TOTAL RETURN+                                                 8.49%           2.83%           2.54%           8.16%           8.26%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                  $   168,940     $   172,620     $   185,445     $   176,884     $     8,935
Ratio of expenses to average daily net assets(1)              0.62%           0.45%           0.36%           0.31%           0.07%
Ratio of net investment income to average net assets          4.29%           4.57%           4.49%           4.71%           5.09%
Portfolio turnover rate                                         13%              6%             31%             15%            122%

(1) During the period, various fees were waived.
    The ratio of expenses to average net assets had
    such waivers not occurred is as follows.                  0.82%           0.81%           0.86%           0.85%           1.14%


                                                                                       CLASS II
                                                       ---------------------------------------------------------------------------
                                                                                      For the Year
                                                                                     Ended June 30,
                                                       ---------------------------------------------------------------------------
                                                          2001            2000            1999            1998             1997
                                                       -----------     -----------     -----------     -----------     -----------
SELECTED PER-SHARE DATA
Net asset value, beginning of period                   $      9.92     $     10.11     $     10.34     $     10.01     $      9.73
                                                       -----------     -----------     -----------     -----------     -----------
Income from investment operations:
Net investment income                                         0.41            0.44            0.46            0.48            0.51
Net realized and unrealized gain (loss) on
 investments                                                  0.39           (0.18)          (0.20)           0.33            0.28
                                                       -----------     -----------     -----------     -----------     -----------
Total from investment operations                              0.80            0.26            0.26            0.81            0.79
                                                       -----------     -----------     -----------     -----------     -----------
Distributions:
Net investment income                                        (0.41)          (0.44)          (0.46)          (0.48)          (0.51)
Net realized gain                                               --           (0.01)          (0.03)             --              --
                                                       -----------     -----------     -----------     -----------     -----------
Total distributions                                          (0.41)          (0.45)          (0.49)          (0.48)          (0.51)
                                                       -----------     -----------     -----------     -----------     -----------
Net asset value, end of period                         $     10.31     $      9.92     $     10.11     $     10.34     $     10.01
                                                       ===========     ===========     ===========     ===========     ===========

TOTAL RETURN+                                                 8.20%           2.70%           2.46%           8.22%           8.37%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                  $    12,836     $    10,580     $    13,227     $     8,973     $     5,941
Ratio of expenses to average daily
 net assets(1)                                                0.87%           0.58%           0.44%           0.37%           0.12%
Ratio of net investment income to average net assets          4.04%           4.44%           4.41%           4.65%           5.03%
Portfolio turnover rate                                         13%              6%             31%             15%            122%

(1) During the period, various fees were waived.
    The ratio of expenses to average net assets had
    such waivers not occurred is as follows.                  1.08%           1.09%X          1.13%X          1.16%X          1.39%X

*    Annualized.
**   Class II total return does not include the one time front-end sales charge.
+ Total return would have been lower had various fees not been waived during the period.
#    Total returns for periods of less than one year are not annualized.
X These ratios were previously reported net of the shareholder servicing fee waivers.

    The accompanying notes are an integral part of the financial statements.

FIRST FUNDS ANNUAL REPORT

FINANCIAL HIGHLIGHTS
TENNESSEE TAX-FREE PORTFOLIO (CONTINUED)


                                                                                      CLASS III
                                                       ---------------------------------------------------------------------------
                                                                                     For the Year
                                                                                     Ended June 30,
                                                       ---------------------------------------------------------------------------
                                                          2001             2000           1999            1998             1997
                                                       -----------     -----------     -----------     -----------     -----------
SELECTED PER-SHARE DATA
Net asset value, beginning of period                   $      9.90     $     10.09     $     10.32     $     10.00     $      9.72
                                                       -----------     -----------     -----------     -----------     -----------
Income from investment operations:
Net investment income                                         0.38            0.40            0.42            0.45            0.50
Net realized and unrealized gain (loss) on
 investments                                                  0.39           (0.18)          (0.20)           0.32            0.28
                                                       -----------     -----------     -----------     -----------     -----------
Total from investment operations                              0.77            0.22            0.22            0.77            0.78
                                                       -----------     -----------     -----------     -----------     -----------
Distributions:
Net investment income                                        (0.38)          (0.40)          (0.42)          (0.45)          (0.50)
Net realized gain                                               --           (0.01)          (0.03)             --              --
                                                       -----------     -----------     -----------     -----------     -----------
Total distributions                                          (0.38)          (0.41)          (0.45)          (0.45)          (0.50)
                                                       -----------     -----------     -----------     -----------     -----------
Net asset value, end of period                         $     10.29     $      9.90     $     10.09     $     10.32     $     10.00
                                                       ===========     ===========     ===========     ===========     ===========

TOTAL RETURN+                                                 7.89%           2.29%           2.13%           7.86%           8.20%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                  $     6,426     $     8,969     $    17,378     $     9,270     $     5,750
Ratio of expenses to average daily
 net assets(1)                                                1.17%           0.96%           0.75%           0.61%           0.23%
Ratio of net investment income to average net assets          3.74%           4.06%           4.10%           4.41%           4.93%
Portfolio turnover rate                                         13%              6%             31%             15%            122%

(1) During the period, various fees were waived.
    The ratio of expenses to average net assets had
    such waivers not occurred is as follows.                  1.87%           1.84%X          1.90%X          1.90%X          2.16%X


                                                                CLASS IV
                                                       -----------------------------
                                                              For the Year
                                                              Ended June 30,
                                                       -----------------------------
                                                           2001             2000**
                                                       ------------     ------------
SELECTED PER-SHARE DATA
Net asset value, beginning of period                   $       9.90     $      10.09
                                                       ------------     ------------
Income from investment operations:
Net investment income                                          0.36             0.34
Net realized and unrealized gain (loss)
 on investments                                                0.39            (0.18)
                                                       ------------     ------------
Total from investment operations                               0.75             0.16
                                                       ------------     ------------
Distributions:
Net investment income                                         (0.36)           (0.34)
Net realized gain                                                --            (0.01)
                                                       ------------     ------------
Total distributions                                           (0.36)           (0.35)
                                                       ------------     ------------
Net asset value, end of period                         $      10.29     $       9.90
                                                       ============     ============

TOTAL RETURN+                                                  7.72%            1.69%#

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                  $        309     $        200
Ratio of expenses to average daily
 net assets(1)                                                 1.33%            1.16%*
Ratio of net investment income to average net assets           3.58%            3.86%*
Portfolio turnover rate                                          13%               6%

(1) During the period, various fees were waived.
    The ratio of expenses to average net assets had
    such waivers not occurred is as follows.                   1.53%            1.52%*

*    Annualized.
**   Class IV commenced operations on August 3, 1999.
+ Total return would have been lower had various fees not been waived during the period.
#    Total returns for periods of less than one year are not annualized.
X These ratios were previously reported net of the shareholder servicing fee waiver.

    The accompanying notes are an integral part of the financial statements.

FIRST FUNDS ANNUAL REPORT

FINANCIAL HIGHLIGHTS
U.S. TREASURY MONEY MARKET PORTFOLIO



                                                                                        CLASS I
                                                       ---------------------------------------------------------------------------
                                                                                      For the Year
                                                                                      Ended June 30,
                                                       ---------------------------------------------------------------------------
                                                          2001            2000            1999           1998              1997
                                                       -----------     -----------     -----------     -----------     -----------
SELECTED PER - SHARE DATA
Net asset value, beginning of period                   $      1.00     $      1.00     $      1.00     $      1.00     $      1.00
                                                       -----------     -----------     -----------     -----------     -----------
Income from investment operations:
Net investment income                                        0.056           0.052           0.044           0.051           0.050
                                                       -----------     -----------     -----------     -----------     -----------
Distributions:
Net investment income                                       (0.056)         (0.052)         (0.044)         (0.051)         (0.050)
                                                       -----------     -----------     -----------     -----------     -----------
Net asset value, end of period                         $      1.00     $      1.00     $      1.00     $      1.00     $      1.00
                                                       -----------     -----------     -----------     -----------     -----------
TOTAL RETURN+                                                 5.72%           5.31%           4.51%           5.19%           5.09%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                  $    19,014     $     6,880     $     7,309     $    19,314     $     6,141
Ratio of expenses to average net assets (1)                   0.15%           0.39%           0.51%           0.45%           0.37%
Ratio of net investment income to average net assets          5.25%           5.13%           4.57%           5.09%           5.01%

(1) During the period, various fees were waived
    The ratio of expenses to average net assets had
    such waivers not occurred is as follows                   0.44%           0.68%           0.69%           0.63%           0.55%


                                                                                      CLASS III
                                                       ---------------------------------------------------------------------------
                                                                                    For the Year
                                                                                   Ended June 30,
                                                       ---------------------------------------------------------------------------
                                                          2001            2000            1999            1998             1997
                                                       -----------     -----------     -----------     -----------     -----------
SELECTED PER - SHARE DATA
Net asset value, beginning of period                   $      1.00     $      1.00     $      1.00     $      1.00     $      1.00
                                                       -----------     -----------     -----------     -----------     -----------
Income from investment operations:
Net investment income                                        0.053           0.048           0.042           0.049           0.047
                                                       -----------     -----------     -----------     -----------     -----------
Distributions:
Net investment income                                       (0.053)         (0.048)         (0.042)         (0.049)         (0.047)
                                                       -----------     -----------     -----------     -----------     -----------
Net asset value, end of period                         $      1.00     $      1.00     $      1.00     $      1.00     $      1.00
                                                       ===========     ===========     ===========     ===========     ===========

TOTAL RETURN+                                                 5.47%           4.90%           4.27%           5.03%           4.84%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                  $     3,630     $     1,076     $     4,661     $    42,288     $    61,135
Ratio of expenses to average net assets (1)                   0.39%           0.78%           0.73%           0.62%           0.62%
Ratio of net investment income to average net assets          5.01%           4.74%           4.35%           4.92%           4.76%

(1) During the period, various fees were waived
    The ratio of expenses to average net assets had
    such waivers not occurred is as follows                   0.88%           1.28%X          1.01%X          1.00%X          1.00%X

*    Annualized.
**   Class III commenced operations on August 8, 1995.
+ Total return would have been lower had various fees not been waived during the period.
#    Total returns for periods of less than one year are not annualized.
X    These ratios were previously reported net of the 12b-1 waiver.

    The accompanying notes are an integral part of the financial statements.

FIRST FUNDS ANNUAL REPORT

FINANCIAL HIGHLIGHTS
U.S. TREASURY MONEY MARKET PORTFOLIO (CONTINUED)


                                                                     CLASS IV
                                                          --------------------------------
                                                                   For the Year
                                                                  Ended June 30,
                                                          --------------------------------
                                                             2001                2000**
                                                          ------------        ------------
SELECTED PER - SHARE DATA
Net asset value, beginning of period                      $       1.00        $       1.00
                                                          ------------        ------------
Income from investment operations:
Net investment income                                            0.047               0.030
                                                          ------------        ------------
Distributions:
Net investment income                                           (0.047)             (0.030)
                                                          ------------        ------------
Net asset value, end of period                            $       1.00        $       1.00
                                                          ============        ============

TOTAL RETURN+                                                     4.84%               3.01%#

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                     $         18        $         77
Ratio of expenses to average net assets (1)                       1.00%               1.12%*
Ratio of net investment income to average net assets              4.40%               4.40%*

(1) During the period, various fees were waived
    The ratio of expenses to average net assets had
    such waivers not occurred is as follows                       1.29%               1.42%*

*    Annualized.
**   Class IV commenced operations on December 2, 1999.
+ Total return would have been lower had various fees not been waived during the period.
#    Total returns for periods of less than one year are not annualized.

    The accompanying notes are an integral part of the financial statements.

FIRST FUNDS ANNUAL REPORT

FINANCIAL HIGHLIGHTS
U.S. GOVERNMENT MONEY MARKET PORTFOLIO


                                                                                       CLASS I
                                                       ---------------------------------------------------------------------------
                                                                                     For the Year
                                                                                     Ended June 30,
                                                       ---------------------------------------------------------------------------
                                                          2001            2000            1999           1998              1997
                                                       -----------     -----------     -----------     -----------     -----------
SELECTED PER - SHARE DATA
Net asset value, beginning of period                   $      1.00     $      1.00     $      1.00     $      1.00     $      1.00
                                                       -----------     -----------     -----------     -----------     -----------
Income from investment operations:
Net investment income                                        0.057           0.053           0.047           0.052           0.051
                                                       -----------     -----------     -----------     -----------     -----------
Distributions:
Net investment income                                       (0.057)         (0.053)         (0.047)         (0.052)         (0.051)
                                                       -----------     -----------     -----------     -----------     -----------
Net asset value, end of period                         $      1.00     $      1.00     $      1.00     $      1.00     $      1.00
                                                       ===========     ===========     ===========     ===========     ===========
TOTAL RETURN+                                                 5.85%           5.48%           4.81%           5.37%           5.23%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                  $    81,572     $    81,992     $    94,079     $    88,255     $    94,541
Ratio of expenses to average net assets (1)                   0.23%           0.28%           0.39%           0.35%           0.35%
Ratio of net investment income to average net assets          5.74%           5.35%           4.71%           5.24%           5.11%

(1) During the period, various fees were waived
    The ratio of expenses to average net assets had
    such waivers not occurred is as follows                   0.40%           0.45%           0.56%           0.52%           0.53%


                                                                                      CLASS III
                                                       ---------------------------------------------------------------------------
                                                                                      For the Year
                                                                                     Ended June 30,
                                                       ---------------------------------------------------------------------------
                                                          2001            2000            1999            1998             1997
                                                       -----------     -----------     -----------     -----------     -----------
SELECTED PER - SHARE DATA
Net asset value, beginning of period                   $      1.00     $      1.00     $      1.00     $      1.00     $      1.00
                                                       -----------     -----------     -----------     -----------     -----------
Income from investment operations:
Net investment income                                        0.055           0.050           0.043           0.049           0.048
                                                       -----------     -----------     -----------     -----------     -----------
Distributions:
Net investment income                                       (0.055)         (0.050)         (0.043)         (0.049)         (0.048)
                                                       -----------     -----------     -----------     -----------     -----------
Net asset value, end of period                         $      1.00     $      1.00     $      1.00     $      1.00     $      1.00
                                                       ===========     ===========     ===========     ===========     ===========

TOTAL RETURN+                                                 5.59%           5.15%           4.42%           5.05%           4.91%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                  $     2,500     $     3,435     $     1,674     $     2,513     $     3,486
Ratio of expenses to average net assets (1)                   0.48%           0.59%           0.73%           0.65%           0.65%
Ratio of net investment income to average net assets          5.49%           5.04%           4.37%           4.94%           4.81%

(1)  During the period, various fees were waived.
     The ratio of expenses to average net assets had
     such waivers not occurred is as follows                  0.85%           0.97%X          1.10%X          1.02%X          1.03%X



*    Annualized.
**   Class III commenced operations on August 8, 1995.
+ Total return would have been lower had various fees not been waived during the period.
#    Total returns for periods of less than one year are not annualized.
X    These ratios were previously reported net of the 12b-1 waiver.

    The accompanying notes are an integral part of the financial statements.

FIRST FUNDS ANNUAL REPORT

FINANCIAL HIGHLIGHTS
MUNICIPAL MONEY MARKET PORTFOLIO


                                                                                       CLASS I
                                                       ---------------------------------------------------------------------------
                                                                                     For the Year
                                                                                     Ended June 30,
                                                       ---------------------------------------------------------------------------
                                                          2001             2000           1999            1998           1997
                                                       -----------     -----------     -----------     -----------     -----------
SELECTED PER - SHARE DATA
Net asset value, beginning of period                   $      1.00     $      1.00     $      1.00     $      1.00     $      1.00
                                                       -----------     -----------     -----------     -----------     -----------
Income from investment operations:
Net investment income                                        0.036           0.035           0.029           0.033           0.033
                                                       -----------     -----------     -----------     -----------     -----------
Distributions:
Net investment income                                       (0.036)         (0.035)         (0.029)         (0.033)         (0.033)
                                                       -----------     -----------     -----------     -----------     -----------
Net asset value, end of period                         $      1.00     $      1.00     $      1.00     $      1.00     $      1.00
                                                       ===========     ===========     ===========     ===========     ===========
TOTAL RETURN+                                                 3.66%           3.56%           2.92%           3.33%           3.32%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                  $    47,665     $    44,535     $    56,438     $    36,279     $    45,988
Ratio of expenses to average net assets (1)                   0.28%           0.27%           0.33%           0.38%           0.35%
Ratio of net investment income to average net assets          3.53%           3.48%           2.87%           3.28%           3.25%

(1) During the period, various fees were waived
    The ratio of expenses to average net assets had
    such waivers not occurred is as follows                   0.46%           0.45%           0.50%           0.56%           0.53%


                                                                                      CLASS III
                                                       ---------------------------------------------------------------------------
                                                                                     For the Year
                                                                                    Ended June 30,
                                                       ---------------------------------------------------------------------------
                                                          2001            2000            1999            1998             1997
                                                       -----------     -----------     -----------     -----------     -----------
SELECTED PER - SHARE DATA
Net asset value, beginning of period                   $      1.00     $      1.00     $      1.00     $      1.00     $      1.00
                                                       -----------     -----------     -----------     -----------     -----------
Income from investment operations:
Net investment income                                        0.033           0.032           0.025           0.030           0.030
                                                       -----------     -----------     -----------     -----------     -----------
Distributions:
Net investment income                                       (0.033)         (0.032)         (0.025)         (0.030)         (0.030)
                                                       -----------     -----------     -----------     -----------     -----------
Net asset value, end of period                         $      1.00     $      1.00     $      1.00     $      1.00     $      1.00
                                                       ===========     ===========     ===========     ===========     ===========

TOTAL RETURN+                                                 3.37%           3.24%           2.56%           3.06%           3.03%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                  $    22,466     $     5,527     $     5,333     $     3,929     $    12,886
Ratio of expenses to average net assets (1)                   0.55%           0.58%           0.68%           0.63%           0.62%
Ratio of net investment income to average net assets          3.26%           3.17%           2.52%           3.03%           2.98%

(1) During the period, various fees were waived
    The ratio of expenses to average net assets had
    such waivers not occurred is as follows                   0.93%           0.96%X          1.06%X          1.01%X          0.99%X

*    Annualized.
**   Class III commenced operations on July 28, 1995.
+ Total return would have been lower had various fees not been waived during the period.
#    Total returns for periods of less than one year are not annualized.
X    These ratios were previously reported net of the 12b-1 waiver.




    The accompanying notes are an integral part of the financial statements.
                                                                              40

FIRST FUNDS ANNUAL REPORT

FINANCIAL HIGHLIGHTS
CASH RESERVE PORTFOLIO


                                                                                       CLASS I
                                                       ---------------------------------------------------------------------------
                                                                                     For the Year
                                                                                     Ended June 30,
                                                       ---------------------------------------------------------------------------
                                                          2001            2000            1999            1998           1997
                                                       -----------     -----------     -----------     -----------     -----------
SELECTED PER - SHARE DATA
Net asset value, beginning of period                   $      1.00     $      1.00     $      1.00     $      1.00     $      1.00
                                                       -----------     -----------     -----------     -----------     -----------
Income from investment operations:
Net investment income                                        0.058           0.054           0.048           0.053           0.051
                                                       -----------     -----------     -----------     -----------     -----------
Distributions:
Net investment income                                       (0.058)         (0.054)         (0.048)         (0.053)         (0.051)
                                                       -----------     -----------     -----------     -----------     -----------
Net asset value, end of period                         $      1.00     $      1.00     $      1.00     $      1.00     $      1.00
                                                       ===========     ===========     ===========     ===========     ===========

TOTAL RETURN+                                                 5.92%           5.56%           4.94%           5.46%           5.23%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                  $    35,453     $    32,028     $    29,351     $    40,242     $    14,241
Ratio of expenses to average net assets (1)                   0.27%           0.31%           0.39%           0.36%           0.40%
Ratio of net investment income to average net assets          5.51%           5.55%           4.84%           5.33%           5.13%

(1) During the period, various fees were waived
    The ratio of expenses to average net assets had
    such waivers not occurred is as follows                   0.45%           0.48%           0.56%           0.54%           0.57%



                                                                                        CLASS III
                                                       ---------------------------------------------------------------------------
                                                                                       For the Year
                                                                                       Ended June 30,
                                                       ---------------------------------------------------------------------------
                                                          2001             2000             1999            1998            1997
                                                       -----------     -----------     -----------     -----------     -----------
SELECTED PER - SHARE DATA
Net asset value, beginning of period                   $      1.00     $      1.00     $      1.00     $      1.00     $      1.00
                                                       -----------     -----------     -----------     -----------     -----------
Income from investment operations:
Net investment income                                        0.055           0.053           0.046           0.051           0.049
                                                       -----------     -----------     -----------     -----------     -----------
Distributions:
Net investment income                                       (0.055)         (0.053)         (0.046)         (0.051)         (0.049)
                                                       -----------     -----------     -----------     -----------     -----------
Net asset value, end of period                         $      1.00     $      1.00     $      1.00     $      1.00     $      1.00
                                                       ===========     ===========     ===========     ===========     ===========

TOTAL RETURN+                                                 5.65%           5.38%           4.67%           5.21%           5.00%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                  $   231,201     $   107,154     $    62,961     $    58,243     $    35,592
Ratio of expenses to average net assets (1)                   0.52%           0.55%           0.66%           0.60%           0.64%
Ratio of net investment income to average net assets          5.26%           5.30%           4.58%           5.09%           4.88%

(1) During the period, various fees were waived
    The ratio of expenses to average net assets had
    such waivers not occurred is as follows                   0.90%           0.93%X          1.03%X          0.97%X          1.02%X

*    Annualized.
**   Class III commenced operations on July 28, 1995.
+ Total return would have been lower had various fees not been waived during the period.
#    Total returns for periods of less than one year are not annualized.
X    These ratios were previously reported net of the 12b-1 waiver.

    The accompanying notes are an integral part of the financial statements.

FIRST FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS

1.  SIGNIFICANT ACCOUNTING AND OPERATING POLICIES

First Funds (the Trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-ended management investment company organized as a Massachusetts business trust by a Declaration of Trust dated March 6, 1992, as amended and restated on September 4, 1992.

The Trust currently has nine active investment portfolios (each referred to as a "Portfolio"). The Trust's financial statements are prepared in accordance with generally accepted accounting principles. This requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

The Bond, Intermediate Bond, U.S. Government Money Market, Municipal Money Market and Cash Reserve Portfolios may offer three classes of shares (Classes I, II and III) and the Growth & Income, Capital Appreciation, Tennessee Tax-Free and U.S. Treasury Money Market Portfolios may offer four classes of shares (Classes I, II, III and IV). As of June 30, 2001, Class II shares have not been issued for the Money Market Portfolios. Each class of shares has equal rights as to earnings, assets and voting privileges except that each class bears different distribution, shareholder service, transfer agent and blue sky expenses. Each class has exclusive voting rights with respect to its Distribution Plans and Shareholder Servicing Plans. Income, expenses (other than expenses incurred under each Class Distribution and Service Plan and other class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon their relative net assets.

The following summarizes the significant accounting policies for the Trust.

Security Valuation:

Growth & Income, Capital Appreciation, Bond, Intermediate Bond and Tennessee Tax-Free Portfolios: Securities held in the Growth & Income and Capital Appreciation Portfolios for which exchange quotations are readily available are valued at the last sale price, or if no sale price or if traded on the over-the-counter market, at the closing bid price. Securities held in the Bond, Intermediate Bond and Tennessee Tax-Free Portfolios are valued based upon a computerized matrix system and/or appraisals by a pricing service, both of which consider market transactions and dealer-supplied valuations. Securities for which quotations are not readily available are valued using dealer-supplied valuations or at the fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities maturing within 60 days are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.

Money Market Portfolios: Each of the Money Market Portfolios values securities utilizing the amortized cost method of valuation under Rule 2a-7 of the 1940 Act, pursuant to which each Money Market Portfolio must adhere to certain conditions. Under this method, investments are valued initially at cost and thereafter assume a constant amortization to maturity of any discount or premium.

Repurchase Agreements: Each Portfolio, through its custodian, receives delivery of underlying securities, whose market value, including interest, is required to be at least equal to 102% of the resale price. The Trust's advisers are responsible for determining that the value of these underlying securities remains at least equal to 102% of the resale price. If the seller defaults, each Portfolio would suffer a loss to the extent that the proceeds from the sale of the underlying securities were less than the repurchase price.

Income Taxes: As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, each Portfolio is not subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year.

Interest Income: Interest income, which includes amortization of premium and accretion of discount, is accrued as earned. For the Intermediate Bond, Tennessee Tax-Free and Municipal Money Market Portfolios, accretion of market discount represents unrealized gain until realized at the time of security disposition or maturity. For the Intermediate Bond Portfolio, amortization of market premium represents unrealized loss until realized at the time of security disposition or maturity. Dividend income is recorded on the ex-dividend date.

The Bond, Intermediate Bond and Tennessee Tax-Free Portfolios will adopt the provisions of the AICPA Audit & Accounting Guide for Investment Companies, as revised, effective for their fiscal year ending June 30, 2002. As required, these Portfolios will begin amortizing premiums and accreting discounts on all securities. The cumulative effect of this accounting change will have no impact on total net assets of the Portfolios, but will result in increases of $106,977 and $24,107 to paid in capital and corresponding decreases to net unrealized appreciation for the Bond and Tennessee Tax-Free Portfolios, respectively, and a decrease of $62,029 to paid in capital and a corresponding increase to net unrealized appreciation for the Intermediate Bond Portfolio.

Expenses: Most expenses of the Trust can be directly attributed to a Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based on average net assets.

Distributions to Shareholders: For the Money Market Portfolios, Bond Portfolio, Intermediate Bond Portfolio and Tennessee Tax-Free Portfolio, distributions are declared daily and paid monthly from net investment income. Distributions for the Growth & Income Portfolio are declared and paid quarterly. Distributions for the Capital Appreciation Portfolio are declared and paid annually. Any net capital gains earned by each Portfolio are distributed at least annually to the extent necessary to avoid federal income and excise taxes.

FIRST FUNDS ANNUAL REPORT

1.  SIGNIFICANT ACCOUNTING AND OPERATING POLICIES (CONTINUED)

Income and capital gains to be distributed are determined in accordance with income tax regulations which may differ from income and gains reported under generally accepted accounting principles. For the year ended June 30, 2001, the effect of certain differences due to a prior year overpayment of net investment income was reclassified. Accordingly, $13,482 has been reclassified to paid in capital for the Growth & Income Portfolio to reflect the prior year overpayment that may not be utilized for tax purposes. In addition, $255,446 has been reclassified to paid in capital for the Capital Appreciation Portfolio to reflect a net operating loss that may never be utilized for tax purposes. The calculation of net investment income in the Financial Highlights excludes these adjustments.

Other: Investment security transactions are accounted for as of trade date. Realized gains and losses from securities transactions are determined using the identified cost basis for both financial reporting and income tax purposes.

2.  SHARES OF BENEFICIAL INTEREST

                                       GROWTH & INCOME PORTFOLIO           CAPITAL APPRECIATION PORTFOLIO
                                  -----------------------------------     -----------------------------------
                                   For the Year        For the Year        For the Year        For the Year
                                  Ended June 30,      Ended June 30,      Ended June 30,      Ended June 30,
                                       2001                 2000               2001                2000
                                  ---------------     ---------------     ---------------     ---------------

Dollars issued and redeemed:
    Class I:
     Issued                       $   105,398,071     $    82,890,013     $     5,437,418     $       335,327
     Distributions reinvested          58,140,155          47,242,093           9,978,667                   0
     Redeemed                        (130,270,987)       (106,362,443)         (1,234,792)         (1,890,480)
                                  ---------------     ---------------     ---------------     ---------------
  Net increase (decrease)         $    33,267,239     $    23,769,663     $    14,181,293     $    (1,555,153)
                                  ===============     ===============     ===============     ===============
    Class II:
     Issued                       $    67,607,775     $    33,582,218     $     2,698,938     $     1,930,475
     Distributions reinvested          14,458,957          10,169,784           1,108,193                   0
     Redeemed                         (32,865,112)        (21,656,218)           (825,604)           (993,674)
                                  ---------------     ---------------     ---------------     ---------------
  Net increase                    $    49,201,620     $    22,095,784     $     2,981,527     $       936,801
                                  ===============     ===============     ===============     ===============
    Class III:
     Issued                       $     9,257,548     $    14,277,849     $       289,239     $       243,838
     Distributions reinvested          13,253,767          10,199,346             182,698                   0
     Redeemed                         (15,132,397)        (15,230,462)            (55,724)           (176,892)
                                  ---------------     ---------------     ---------------     ---------------
  Net increase                    $     7,378,918     $     9,246,733     $       416,213     $        66,946
                                  ===============     ===============     ===============     ===============
    Class IV:*
      Issued                      $    10,058,801     $     5,492,770     $       702,528     $       166,438
      Distributions reinvested            718,959             168,693              75,619                   0
      Redeemed                         (1,084,252)           (315,111)            (84,303)                (10)
                                  ---------------     ---------------     ---------------     ---------------
  Net increase                    $     9,693,508     $     5,346,352     $       693,844     $       166,428
                                  ===============     ===============     ===============     ===============
Shares issued and redeemed:
    Class I:
     Issued                             4,467,577           3,290,249             516,367              26,481
     Distributions reinvested           2,426,311           1,955,554             903,047                   0
     Redeemed                          (5,343,490)         (4,174,934)           (116,943)           (142,200)
                                  ---------------     ---------------     ---------------     ---------------
  Net increase (decrease)               1,550,398           1,070,869           1,302,471            (115,719)
                                  ===============     ===============     ===============     ===============
    Class II:
     Issued                             2,938,389           1,309,922             224,023             148,275
     Distributions reinvested             603,712             420,881             102,041                   0
     Redeemed                          (1,405,102)           (860,236)            (71,718)            (78,110)
                                  ---------------     ---------------     ---------------     ---------------
  Net increase                          2,136,999             870,567             254,346              70,165
                                  ===============     ===============     ===============     ===============
    Class III:
     Issued                               399,112             569,850              23,540              18,876
     Distributions reinvested             567,368             428,519              17,383                   0
     Redeemed                            (639,959)           (608,388)             (5,768)            (12,681)
                                  ---------------     ---------------     ---------------     ---------------
  Net increase                            326,521             389,981              35,155               6,195
                                  ===============     ===============     ===============     ===============
    Class IV:*
     Issued                               444,683             219,266              62,792              12,065
     Distributions reinvested              30,400               7,011               6,887                   0
     Redeemed                             (44,398)            (12,529)             (6,930)                 (1)
                                  ---------------     ---------------     ---------------     ---------------
  Net increase                            430,685             213,748              62,749              12,064
                                  ===============     ===============     ===============     ===============

*Class IV of the Growth &Income and Capital Appreciation Portfolios commenced operations on August 3, 1999.

FIRST FUNDS ANNUAL REPORT
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

2.  SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                            BOND                        INTERMEDIATE BOND                TENNESSEE TAX-FREE
                                          PORTFOLIO                         PORTFOLIO                         PORTFOLIO
                                 -----------------------------     -----------------------------     -----------------------------
                                   For the          For the          For the          For the          For the          For the
                                  Year Ended       Year Ended       Year Ended       Year Ended       Year Ended       Year Ended
                                   June 30,         June 30,         June 30,         June 30,         June 30,         June 30,
                                     2001             2000             2001             2000             2001             2000
                                 ------------     ------------     ------------     ------------     ------------     ------------
Dollars issued and redeemed:
   Class I:
     Issued                      $ 19,651,130     $ 21,333,003     $ 27,225,802     $ 37,069,623     $ 12,623,865     $ 25,273,539
     Distributions reinvested       8,863,637        9,319,717        3,965,816        5,024,733          202,061          131,685
     Redeemed                     (18,282,405)     (25,942,405)     (55,254,337)     (54,895,729)     (23,109,261)     (34,699,959)
                                 ------------     ------------     ------------     ------------     ------------     ------------
  Net increase (decrease)        $ 10,232,362     $  4,710,315     $(24,062,719)    $(12,801,373)    $(10,283,335)    $ (9,294,735)
                                 ============     ============     ============     ============     ============     ============
   Class II:
     Issued                      $  1,296,165     $  2,642,170     $ 42,182,338     $ 10,299,935     $  3,496,099     $  1,466,879
     Distributions reinvested         315,602          338,165          915,971          241,242          381,341          426,534
     Redeemed                      (2,609,830)      (1,882,690)      (5,717,512)      (6,035,793)      (2,041,152)      (4,295,096)
                                 ------------     ------------     ------------     ------------     ------------     ------------
  Net increase (decrease)        $   (998,063)    $  1,097,645     $ 37,380,797     $  4,505,384     $  1,836,288     $ (2,401,683)
                                 ============     ============     ============     ============     ============     ============
   Class III:
     Issued                      $    111,731     $    136,210     $    231,110     $    728,928     $    473,377     $  2,786,957
     Distributions reinvested          72,313          109,099           37,677           34,578          236,027          429,294
     Redeemed                        (419,167)      (1,044,070)        (267,843)        (574,588)      (3,545,851)     (11,289,572)
                                 ------------     ------------     ------------     ------------     ------------     ------------
  Net increase (decrease)        $   (235,123)    $   (798,761)    $        944     $    188,918     $ (2,836,447)    $ (8,073,321)
                                 ============     ============     ============     ============     ============     ============
    Class IV:*
     Issued                                 0                0                0                0     $     99,346     $    200,118
     Distributions reinvested               0                0                0                0            1,004                3
     Redeemed                               0                0                0                0                0                0
                                 ------------     ------------     ------------     ------------     ------------     ------------
  Net increase                              0                0                0                0     $    100,350     $    200,121
                                 ============     ============     ============     ============     ============     ============
Shares issued and redeemed:
    Class I:
     Issued                         1,984,573        2,218,967        2,732,383        3,851,380        1,240,016        2,549,989
     Distributions reinvested         897,567          975,034          399,642          523,021           19,840           13,354
     Redeemed                      (1,857,810)      (2,712,263)      (5,572,301)      (5,706,769)      (2,279,098)      (3,506,427)
                                 ------------     ------------     ------------     ------------     ------------     ------------
  Net increase (decrease)           1,024,330          481,738       (2,440,276)      (1,332,368)      (1,019,242)        (943,084)
                                 ============     ============     ============     ============     ============     ============
    Class II:
     Issued                           131,341          274,904        4,166,844        1,067,585          342,592          148,701
     Distributions reinvested          32,089           35,490           91,055           25,134           37,411           43,047
     Redeemed                        (263,928)        (195,761)        (572,448)        (625,118)        (201,578)        (433,603)
                                 ------------     ------------     ------------     ------------     ------------     ------------
  Net increase (decrease)            (100,498)         114,633        3,685,451          467,601          178,425         (241,855)
                                 ============     ============     ============     ============     ============     ============
    Class III:
     Issued                            11,023           14,135           22,942           76,218           46,215          279,879
     Distributions reinvested           7,320           11,395            3,790            3,602           23,222           43,294
     Redeemed                         (42,847)        (109,645)         (27,039)         (59,739)        (350,929)      (1,138,977)
                                 ------------     ------------     ------------     ------------     ------------     ------------
  Net increase (decrease)             (24,504)         (84,115)            (307)          20,081         (281,492)        (815,804)
                                 ============     ============     ============     ============     ============     ============
    Class IV:*
     Issued                                 0                0                0                0            9,727           20,214
     Distributions reinvested               0                0                0                0               98                0
     Redeemed                               0                0                0                0                0                0
                                 ------------     ------------     ------------     ------------     ------------     ------------
  Net increase                              0                0                0                0            9,825           20,214
                                 ============     ============     ============     ============     ============     ============

*Class IV of the Tennessee Tax-Free Portfolio commenced operations on August 3, 1999.

FIRST FUNDS ANNUAL REPORT

2.  SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                     U.S. TREASURY MONEY MARKET PORTFOLIO         U.S. GOVERNMENT MONEY MARKET PORTFOLIO
                                    --------------------------------------        --------------------------------------
                                     For the Year           For the Year           For the Year           For the Year
                                    Ended June 30,         Ended June 30,         Ended June 20,         Ended June 30,
                                         2001                   2000                   2001                   2000
                                    ---------------        ---------------        ---------------        ---------------
Shares/Dollars issued and
 redeemed:
   Class I:
     Issued                         $    32,862,525        $    37,578,292        $   102,793,326        $   114,773,617
     Distributions reinvested                    23                    732                     24                     22
     Redeemed                           (20,728,058)           (38,014,963)          (103,212,883)          (126,851,898)
                                    ---------------        ---------------        ---------------        ---------------
  Net increase (decrease)           $    12,134,490        $      (435,939)       $      (419,533)       $   (12,078,259)
                                    ===============        ===============        ===============        ===============
    Class III:
     Issued                         $    11,964,293        $    13,705,261        $   167,682,806        $    92,080,110
     Distributions reinvested                83,161                 97,025                445,201                276,261
     Redeemed                            (9,493,358)           (17,389,850)          (169,062,688)           (90,595,428)
                                    ---------------        ---------------        ---------------        ---------------
  Net increase (decrease)           $     2,554,096        $    (3,587,564)       $      (934,681)       $     1,760,943
                                    ===============        ===============        ===============        ===============
    Class IV:*
     Issued                         $       165,735        $       571,705                      0                      0
     Distributions reinvested                 2,483                  1,788                      0                      0
     Redeemed                              (227,275)              (496,605)                     0                      0
                                    ---------------        ---------------        ---------------        ---------------
  Net increase                      $       (59,057)       $        76,888                      0                      0
                                    ===============        ===============        ===============        ===============


                                       MUNICIPAL MONEY MARKET PORTFOLIO                 CASH RESERVE PORTFOLIO
                                    --------------------------------------        --------------------------------------
                                      For the Year           For the Year          For the Year            For the Year
                                     Ended June 30,         Ended June 30,         Ended June 30,         Ended June 30,
                                         2001                   2000                   2001                   2000
                                    ---------------        ---------------        ---------------        ---------------
Shares/Dollars issued and
 redeemed:
    Class I:
     Issued                         $    83,604,889        $    78,082,758        $    67,116,986        $    54,922,903
     Distributions reinvested                    37                     34                 74,641                      6
     Redeemed                           (80,475,045)           (89,982,141)           (63,768,103)           (52,245,963)
                                    ---------------        ---------------        ---------------        ---------------
  Net increase (decrease)           $     3,129,881        $   (11,899,349)       $     3,423,524        $     2,676,946
                                    ===============        ===============        ===============        ===============
    Class III:
     Issued                         $    50,960,258        $    17,506,433        $   906,352,863        $   234,279,697
     Distributions reinvested               353,070                176,738              8,800,325              4,334,765
     Redeemed                           (34,374,739)           (17,488,536)          (791,113,673)          (194,421,126)
                                    ---------------        ---------------        ---------------        ---------------
  Net increase                      $    16,938,589        $       194,635        $   124,039,515        $    44,193,336
                                    ===============        ===============        ===============        ===============

* Class IV of the U.S. Treasury Money Market Portfolio commenced operations on December 2, 1999.

3.  INVESTMENT ADVISORY AND MANAGEMENT AND SUB-ADVISORY AGREEMENTS

For managing its investment and business affairs, the Growth & Income Portfolio, Bond Portfolio, Intermediate Bond Portfolio and Tennessee Tax-Free Portfolio each pay First Tennessee Bank National Association ("First Tennessee"), a monthly management fee at the annual rate of .65%, .55%, .50% and .50% respectively, of its average net assets. For managing its investment and business affairs, each of the Money Market Portfolios pays First Tennessee its pro-rated portion of a monthly management fee at the annual rate of .25% of aggregate average monthly net assets of all Money Market Portfolios of the Trust managed by First Tennessee through $1 billion, and .22% on amounts greater than $1 billion. Under the Investment Advisory and Management Agreement, First Tennessee is authorized, at its own expense, to hire sub-advisers to provide investment advice to it and to each Portfolio.

First Tennessee and Delaware Management Company ("DMC") serve as co-advisers of the Capital Appreciation Portfolio pursuant to the authority granted to them under their respective Co-Advisory Agreements with the Portfolio. The Capital Appreciation Portfolio is obligated to pay First Tennessee monthly management fees at the annual rate of .15% of its average net assets. The Capital Appreciation Portfolio is obligated to pay DMC monthly management fees at the annual rate of .70% for the first $50 million of the Portfolio's average net assets and .65% on average net assets of the Portfolio in excess of $50 million. Information contained in this report prior to June 1, 2000, for the Capital Appreciation Portfolio reflects the operations of the Portfolio while Investment Advisers Inc. was co-adviser. DMC was approved as the Portfolio co-adviser at a special meeting of the shareholders of the Portfolio on May 17, 2000.

FIRST FUNDS ANNUAL REPORT

3.  INVESTMENT ADVISORY AND MANAGEMENT AND SUB-ADVISORY AGREEMENTS (CONTINUED)

For the Growth & Income and Bond Portfolios, Highland Capital Management Corp. ("Highland") serves as the sub-adviser of each Portfolio pursuant to the authority granted to it under its Sub-Advisory Agreement with First Tennessee. Highland is an affiliate of First Tennessee and is a wholly-owned subsidiary of First Tennessee National Corporation. Highland is paid by First Tennessee a monthly sub-advisory fee at the annual rate of .38% of Growth & Income Portfolio's average net assets and .33% of Bond Portfolio's average net assets.

For the Intermediate Bond and Tennessee Tax-Free Portfolios, Martin & Company, Inc. ("Martin") serves as sub-adviser of each Portfolio pursuant to the authority granted to it under its Sub-Advisory Agreement with First Tennessee. Martin is an affiliate of First Tennessee and is a wholly-owned subsidiary of First Tennessee National Corporation. Martin is paid by First Tennessee a monthly sub-advisory fee at the annual rate of .30% of each Portfolio's average net assets.

For the Money Market Portfolios, Black Rock Institutional Management Corporation ("BlackRock") (formerly PNC Institutional Management Corporation) serves as the sub-adviser of each Portfolio pursuant to the authority granted to it under its Sub-Advisory Agreement with First Tennessee. BlackRock is a wholly-owned subsidiary of PNC Bank National Association. BlackRock is paid by First Tennessee a monthly sub-advisory fee at the annual rate of .08% of each Portfolio's average net assets through $500 million, .06% of the next $500 million, and .05% of net assets greater than $1 billion.

4.  ADMINISTRATOR, CO-ADMINISTRATOR AND DISTRIBUTOR

ALPS Mutual Funds Services, Inc. ("ALPS") and ALPS Distributors, Inc. ("ADI") serve as Administrator and Distributor, respectively, for the Trust under separate Administration and General Distribution Agreements. ALPS' duties include providing office space and various legal and accounting services in connection with the regulatory requirements applicable to each Portfolio. ALPS is entitled to receive administration fees from each of the Money Market Portfolios at the annual rate of .075% of average net assets and, from the Growth & Income, Capital Appreciation, Bond, Intermediate Bond and Tennessee Tax-Free Portfolios, at the annual rate of .15% of average net assets.

First Tennessee serves as the Co-Administrator for each Portfolio. As the Co-Administrator, First Tennessee assists in each Portfolio's operation, including but not limited to, providing non-investment related research and statistical data and various operational and administrative services. First Tennessee is entitled to receive co-administration fees from each Portfolio at the annual rate of .05% of average net assets.

The Trustees have adopted Distribution Plans pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, on behalf of Classes III and IV of First Funds Trust. Each Plan provides for payments to ADI at the annual rates listed below. The Trustees have also adopted Shareholder Servicing Plans on behalf of Classes II, III and IV of the Portfolios indicated below, under which brokers/dealers, advisers or other financial institutions are paid at the annual rates shown in the table.

                                       CLASS II                 CLASS III                           CLASS IV
                                     -------------      ------------------------------      ------------------------------
                                      Shareholder                         Shareholder                         Shareholder
                                     Servicing Fee        12b-1 Fee      Servicing Fee       12b-1 Fee       Servicing Fee
                                     -------------      ------------     -------------      ------------     -------------
Growth & Income                          0.25%             0.75%             0.25%             1.00%               --
Capital Appreciation                     0.25%             0.75%             0.25%             1.00%               --
Bond                                     0.25%             0.75%             0.25%               --                --
Intermediate Bond                        0.25%             0.75%             0.25%               --                --
Tennessee Tax-Free                       0.25%             0.75%             0.25%             0.70%               --
U.S. Treasury Money Market                 --              0.45%               --              0.50%             0.25%
U.S. Government Money Market               --              0.45%               --                --                --
Municipal Money Market                     --              0.45%               --                --                --
Cash Reserve                               --              0.45%               --                --                --

5.  WAIVER OF EXPENSES

Bond and Intermediate Bond Portfolios:

For the year ended June 30, 2001, First Tennessee voluntarily agreed to waive its management fee for the Bond and Intermediate Bond Portfolios to .30% of each portfolio's average net assets. Pursuant to the voluntary waiver agreement, for the year ended June 30, 2001, First Tennessee waived management fees of $601,742, and $431,702 for the Bond and Intermediate Bond Portfolios, respectively.


For the year ended June 30, 2001, the 12b-1 fee charged by Class III of the Bond and Intermediate Bond Portfolios was waived to .50% of average net assets. Pursuant to this waiver, 12b-1 fees were waived in the amount of $4,136 and $3,158 for the Bond and Intermediate Bond Portfolios, respectively.

FIRST FUNDS ANNUAL REPORT
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

5.  WAIVER OF EXPENSES (CONTINUED)

Tennessee Tax-Free Portfolio:

For the year ended June 30, 2001, First Tennessee, as Investment Adviser, voluntarily agreed to waive its management fee to .30% of average net assets.

Prior to August 1, 2001, the shareholder servicing fee charged by Class II was waived to .10% of average net assets. Effective August 1, 2000, this shareholder servicing fee waiver was eliminated.

For the year ended June 30, 2001, the 12b-1 fee and the shareholder servicing fee charged by Class III of the Tennessee Tax-Free Portfolio were waived to .50% and .00% of average net assets, respectively.

Pursuant to these voluntary waivers, for the Year ended June 30, 2001, fees were waived for the Tennessee Tax-Free Portfolio as follows:

          Management fees waived                          $377,226
          12b-1 fees waived                               $ 18,071
          Class II shareholder servicing fees waived      $  1,390
          Class III shareholder servicing fees waived     $ 18,034

Money Market Portfolios:

For the year ended June 30, 2001, First Tennessee voluntarily agreed to waive its management and co-administration fees for the U.S. Treasury Money Market Portfolio to .08% and .00% of average net assets, respectively. Additionally, for the Year ended June 30, 2001, ALPS agreed to waive its entire administration fee for the U.S. Treasury Money Market Portfolio.

For the year ended June 30, 2001, First Tennessee voluntarily agreed to waive a portion of its management and co-administration fees payable by the U.S. Government Money Market, Municipal Money Market and Cash Reserve Portfolios to
 .10% and .025% of average net assets, respectively.

For the year ended June 30, 2001, the 12b-1 fee charged by Class III of the U.S. Treasury Money Market, U.S. Government Money Market, Municipal Money Market and Cash Reserve Portfolios were limited to .25% of average net assets.

Pursuant to these voluntary waivers, for the Year ended June 30, 2001, fees were waived for the Money Market Portfolios as follows:

                                     Management Fee    Co-Administration Fee    Administration Fee       12b-1 Fee
                                     --------------    ---------------------    ------------------      ------------
U.S. Treasury Money Market            $     25,666          $      7,550          $     11,324          $      3,659
U.S. Government Money Market          $    156,167          $     26,011          $          0          $     24,951
Municipal Money Market                $    103,820          $     17,302          $          0          $     22,329
Cash Reserve                          $    307,474          $     51,614          $          0          $    338,449

6.  OTHER

As of June 30, 2001, one shareholder (a related party) owned 13% of the Growth & Income Portfolio, 70% of the Capital Appreciation Portfolio, 41% of the Bond Portfolio, and 14% of the Intermediate Bond Portfolio. Additionally, as of June 30, 2001, one shareholder owned 18% of the Municipal Money Market Portfolio, and 62% of the Cash Reserve Portfolio.

The Trustees of the Trust receive an annual Trustees fee of $6,000, with the exception of the Chairman of the Board of Trustees who receives $8,000 annually. Each Trustee also receives an additional fee for each Trustees' meeting attended.

On October 21, 2000, at a special meeting of the shareholders of First Funds Trust, the shareholders of Class IV of the U.S. Treasury Money Market Portfolio approved an amendment to the Distribution Plan for the First Funds Class IV shares to reflect a .50% distribution (12b-1) fee for Class IV of the U.S. Treasury Money Market Portfolio, and adopted an amendment to the Shareholder Services Plan for First Funds Class IV shares to reflect a .25% shareholder services fee for Class IV of the U.S. Treasury Money Market Portfolio. At this meeting, 77,253 shares voted for the proposal, while no shares voted against, or abstained from voting on the proposal.

On June 1, 2001, at a special meeting of the shareholders of First Funds Trust, the shareholders of each of the U.S. Treasury Money Market, U.S. Government Money Market, Municipal Money Market, and Cash Reserve Portfolios approved a new Investment Advisory and Management Agreement for the Portfolios between the Trust and First Tennessee Bank National Association, as co-adviser to the Portfolios, and a new Investment Advisory and Management Agreement for the Portfolios between the Trust and BlackRock Institutional Management Corporation, as investment adviser to the Portfolios.

FIRST FUNDS ANNUAL REPORT

6.  OTHER (CONTINUED)

The results of the proxy are listed below. These changes will be effective July 1, 2001.

Approval of Investment Advisor and Management Agreement for the Portfolios listed below, between the Trust and First Tennessee Bank National Association, as co-adviser to the Portfolios:

                                          For                 Against               Abstain
                                      ------------          ------------          ------------
U.S. Treasury Money Market              16,356,005                    --               507,830
U.S. Government Money Market            80,872,598                    --                73,593
Municipal Money Market                  52,828,083                 5,153                24,299
Cash Reserve                           209,368,677               342,147               716,815

Approval of Investment Advisor and Management Agreement for the Portfolios listed below, between the Trust and BlackRock Institutional Management Corporation, as investment adviser to the Portfolios:

                                                    For                  Against               Abstain
                                                ------------          ------------          ------------
U.S. Treasury Money Market Portfolio              16,345,756                10,249               507,830
U.S. Government Money Market Portfolio            80,872,598                    --                73,593
Municipal Money Market Portfolio                  52,830,893                 2,343                24,299
Cash Reserve                                     208,765,073               906,285               756,280

                            Intentionally Left Blank

                            Intentionally Left Blank

                            Intentionally Left Blank

                            [FIRST FUNDS LETTERHEAD]


INVESTMENT ADVISER- All Portfolios except
Capital Appreciation Portfolio

First Tennessee Bank National Association
  Memphis, Tennessee

CO-INVESTMENT ADVISERS- Capital Appreciation
Portfolio

First Tennessee Bank National Association
  Memphis, Tennessee

Delaware Management Company
  Philadelphia, Pennsylvania

SUB-ADVISER- Money Market Portfolios

BlackRock Institutional Management Corporation
  Wilmington, Delaware

SUB-ADVISER- Growth & Income and Bond
Portfolios

Highland Capital Management Corporation
  Memphis, Tennessee

SUB-ADVISER- Intermediate Bond and Tennessee
Tax-Free Portfolios

Martin & Company, Inc.
  Knoxville, Tennessee

ADMINISTRATOR

ALPS Mutual Funds Services, Inc.
  Denver, Colorado

DISTRIBUTOR

ALPS Distributors, Inc.
  Denver, Colorado

CO-ADMINISTRATOR

First Tennessee Bank National Association
  Memphis, Tennessee

TRANSFER AND SHAREHOLDER SERVICING
AGENT

Boston Financial Data Services
  Boston, Massachusetts

CUSTODIAN

State Street Bank & Trust Company
  Boston, Massachusetts

OFFICERS

Russell Burk, Secretary
Jeremy May, Treasurer

TRUSTEES

John A. DeCell
L.R. Jalenak, Jr.
George P. Lewis
Larry W. Papasan
Richard C. Rantzow

This report has been prepared for First Funds shareholders and may be distributed to others only if preceded or accompanied by a prospectus.

NOT FDIC INSURED    [FIRST TENNESSEE LOGO]        [ALPS DISTRIBUTORS, INC. LOGO]